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                                                                   EXHIBIT 10.34

LEASE MANAGEMENT SERVICES, INC.

                          EQUIPMENT FINANCING AGREEMENT
                                 (Number 10787)

THIS EQUIPMENT FINANCING AGREEMENT NUMBER 10787 ("Agreement") is dated as of the date set forth at the foot hereof and is between LEASE MANAGEMENT SERVICES, INC. ("Secured Party") and IRORI INCORPORATED, ("Debtor").

1. EQUIPMENT; SECURITY INTEREST. The terms and conditions of this Agreement cover each item of machinery, equipment and other property (individually an "Item" or "Item of Equipment" and collectively the "Equipment") described in a schedule now or hereafter executed by the parties hereto and made a part hereof (individually a "Schedule" and collectively the "Schedules"). Debtor hereby grants Secured Party a security interest in and to all Debtor's right, title and interest in and to the Equipment under the Uniform Commercial Code, such grant with respect to an Item of Equipment to be as of Debtor's execution of a related Equipment Financing Commitment referencing this Agreement or, if Debtor then has no interest in such Item, as of such subsequent time as Debtor acquires an interest in the Item. Such security interest is granted by Debtor to secure performance by Debtor of Debtor's obligations to Secured Party hereunder and under any other agreements under which Debtor has or may hereafter have obligations to Secured Party. Debtor will ensure that such security interest will be and remain a sole and valid first lien security interest subject only to the lien of current taxes and assessment not in default but only if such taxes are entitled to priority as a matter of law.

2. DEBTOR'S OBLIGATIONS. The obligations of Debtor under this Agreement respecting an Item of Equipment, except the obligation to pay installment payments with respect thereto which will commence as set forth in Paragraph 3 below, commence upon the grant to Secured Party of a security interest in the Item. Debtor's obligations hereunder with respect to an Item of Equipment and Secured Party's security interest therein will continue until payment of all amounts due, and performance of all terms and conditions required hereunder provided, however, that if this Agreement is in default said obligations and security interest will continue during the continuance of said default. Upon termination of Secured Party's security interest in an Item of Equipment, Secured Party will execute such release of interest with respect thereto as Debtor reasonably requests.

3. INSTALLMENT PAYMENTS AND OTHER PAYMENTS. Debtor will repay advances Secured Party makes on account of the Equipment in installment payments in the amounts and at the times set forth in the Schedules, whether or not Secured Party has rendered an invoice therefor, at the office of Secured Party set forth at the foot hereof, or to such person and/or at such other place as Secured Party may from time to time designate by notice to Debtor. Any other amounts required to be paid Secured Party by Debtor hereunder are due upon Debtor's receipt of Secured Party's invoice therefor and will be payable as directed in the invoice. Payments under this Agreement may be applied to Debtor's then accrued obligations to Secured Party in such order as Secured Party may choose.


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IRORI INCORPORATED
EQUIPMENT FINANCING AGREEMENT 10787
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4. NET AGREEMENT; NO OFFSET, SURVIVAL. This Agreement is a net agreement, and
Debtor will not be entitled to any abatement of installment payments or other payments due hereunder or any reduction thereof under any circumstance or for any reason whatsoever. Debtor hereby waives any and all existing and future claims, as offsets, against any installment payments or other payments due hereunder and agrees to pay the installment payments and other amounts due hereunder as and when due regardless of any offset or claim which may be asserted by Debtor or on its behalf. The obligations and liabilities of Debtor hereunder will survive the termination of the Agreement.

5. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. DEBTOR ACKNOWLEDGES THAT THE EQUIPMENT HAS OR WILL HAVE BEEN SELECTED AND ACQUIRED SOLELY BY DEBTOR FOR DEBTOR'S PURPOSES, THAT SECURED PARTY IS NOT AND WILL NOT BE THE VENDOR OF ANY EQUIPMENT AND THAT SECURED PARTY HAS NOT MADE AND WILL NOT MAKE ANY AGREEMENT, REPRESENTATION OR WARRANTY WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALIFICATION OR FITNESS FOR A PARTICULAR PURPOSE OR VALUE OF THE EQUIPMENT OR ANY OTHER MATTER WITH RESPECT THERETO IN ANY RESPECT WHATSOEVER.

6. NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO AGENT OF THE MANUFACTURER OR OTHER SUPPLIER OF AN ITEM OF EQUIPMENT OR OF ANY FINANCIAL INTERMEDIARY IN CONNECTION WITH THIS AGREEMENT IS AN AGENT OF SECURED PARTY. SECURED PARTY IS NOT BOUND BY A REPRESENTATION OF ANY SUCH PARTY AND, AS CONTEMPLATED IN PARAGRAPH 27 BELOW, THE ENTIRE AGREEMENT OF SECURED PARTY AND DEBTOR CONCERNING THE FINANCING OF THE EQUIPMENT IS CONTAINED IN THIS AGREEMENT AS IT MAY BE AMENDED ONLY AS PROVIDED IN THAT PARAGRAPH.

7. ACCEPTANCE. Execution by Debtor and Secured Party of a Schedule covering the Equipment or any Items thereof will conclusively establish that such Equipment has been included under and will be subject to all the terms and conditions of this Agreement. If Debtor has not furnished Secured Party with an executed Schedule by the earlier of fourteen (14) days after receipt thereof or expiration of the commitment period set forth in the applicable Equipment Financing Agreement, Secured Party may terminate its obligation to advance funds as to the applicable Equipment.

8. LOCATION; INSPECTION; USE. Debtor will keep, or in the case of motor vehicles, permanently garage and not remove from the United States, as appropriate, each Item of Equipment in Debtor's possession and control at the Equipment Location designated in the applicable Schedule, or at such other location to which such Item may have been moved with the prior written consent of Secured Party. Whenever requested by Secured Party, Debtor will advise Secured Party as to the exact location of an Item of Equipment. Secured Party will have the right to inspect the Equipment and observe its use during normal business hours, subject to Debtor's security procedures and to enter into and upon the premises where the Equipment may be located for such purpose. The Equipment will at all times be used solely for commercial or


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IRORI INCORPORATED
EQUIPMENT FINANCING AGREEMENT 10787
PAGE 3 OF 3

business purposes and operated in a careful and proper manner and in compliance with all applicable laws, ordinances, rules and regulations, all conditions and requirements of the policy or policies of insurance required to be carried by Debtor under the terms of this Agreement and all manufacturer's instructions and warranty requirements. Any modifications or additions to the Equipment required by any such governmental edict or insurance policy will be promptly made by Debtor.

9. ALTERATIONS; SECURITY INTEREST COVERAGE. Without the prior written consent of Secured Party, Debtor will not make any alterations, additions or improvements to any Item of Equipment which detract from its economic value or functional utility, except as may be required pursuant to Paragraph 8 above. Secured Party's security interest in the Equipment will include all modifications and additions thereto and replacements and substitutions therefor, in whole or in part. Such reference to replacements and substitutions will not grant Debtor greater rights to replace or substitute than are provided in Paragraph 11 below or as may be allowed upon the prior written consent of Secured Party.

10. MAINTENANCE. Debtor will maintain the Equipment in good repair, condition and working order. Debtor will also cause each Item of Equipment for which a service contract is generally available to be covered by such a contract which provides coverages typical to property of the type involved and is issued by a competent servicing entity.

11. LOSS AND DAMAGE; CASUALTY VALUE. In the event of the loss of, theft of, requisition of, damage to or destruction of an Item of Equipment ("Casualty Occurrence"), Debtor will give Secured Party prompt notice thereof and will thereafter place such Item in good repair, condition and working order, provided, however, that if such Item is determined by Secured Party to be lost, stolen, destroyed or damaged beyond repair, is requisitioned or suffers a constructive total loss as defined in any applicable insurance policy carried by Debtor in accordance with Paragraph 14 below, Debtor, at Secured Party's option, will (a) replace such Item with like Equipment in good repair, condition and working order whereupon such replacement equipment will be deemed such Item for all purposes hereof or (b) pay Secured Party the "Casualty Value" of such Item which will equal the total of (i) all installment payments and other amounts due from Debtor to Secured Party at the time of such payment and (ii) future installment payments due with respect to such Item with each such payment including any final uneven payment discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco from the date due to the date of such payment.

Upon such replacement or payment, as appropriate, this Agreement and Secured Party's security interest will terminate with, and only with, respect to the Item of Equipment so replaced or as to which such payment is made in accordance with Paragraph 2 above.

12. TITLING; REGISTRATION. Each item of Equipment subject to title registration laws will at all times be titled and/or registered by Debtor as Secured Party's agent and attorney-in-fact with full power and authority to register (but without power to affect title to) the Equipment in such manner and in such jurisdiction or jurisdictions as Secured Party directs. Debtor will promptly notify Secured Party of any necessary or advisable retitling and/or reregistration of an Item of Equipment in a jurisdiction other than the one in which such Item is then titled and/or


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IRORI INCORPORATED
EQUIPMENT FINANCING AGREEMENT 10787
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registered, Any and all documents of title will be furnished or caused to be furnished Secured Party by Debtor within sixty (60) days of the date any titling or registering or restating or reregistering, as appropriate, is directed by Secured Party.

13. TAXES. Debtor will make all filings as to and pay when due all personal property and other ad valorem taxes and all other taxes, fees, charges and assessments based on the ownership or use of the Equipment and will pay as directed by Secured Party or reimburse Secured Party for all other taxes, including, but not limited to, gross receipt taxes (exclusive of federal and state taxes based on Secured Party's net income, unless such net income taxes are in substitution for or relieve Debtor from any taxes which Debtor would otherwise be obligated to pay under the terms of this Paragraph 13), fees, charges and assessments whatsoever, however designated, whether based on the installment payments or other amounts due hereunder, levied, assessed or imposed upon the Equipment or otherwise related hereto or to the Equipment, now or hereafter levied, assessed or imposed under the authority of a federal, state, or local taxing jurisdiction, regardless of when and by whom payable. Filings with respect to such other amounts will, at Secured Party's option, be made by Secured Party or by Debtor as directed by Secured Party.

14. INSURANCE. Debtor will procure and continuously maintain all risk insurance against loss or damage to the Equipment from any cause whatsoever for not less than the full replacement value thereof naming Secured Party as Loss Payee. Such insurance must be in a form and with companies approved by Secured Party, must provide at least thirty (30) days advance written notice to Secured Party of cancellation, change or modification in any term, condition, or amount of protection provided therein, must provide full breach of warranty protection and must provide that the coverage is "primary coverage" (does not require contribution from any other applicable coverage). Debtor will provide Secured Party with an original policy or certificate evidencing such insurance. In the event of an assignment of this Agreement of which Debtor has notice, Debtor will cause such insurance to provide the same protection to the assignee as its interests may appear. The proceeds of such insurance, at the option of the Secured Party or such assignee, as appropriate, will be applied toward (a) repair or replacement of the appropriate Item or Items of Equipment, (b) payment of the Casualty Value thereof and/or (c) payment of, or as provision for, satisfaction of any other accrued obligations of Debtor hereunder. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact with full power and authority to do all things, including, but not limited to, making claims, receiving payments and endorsing documents, checks or drafts, necessary to secure payments due under any policy contemplated hereby on account of a Casualty Occurrence. Debtor and Secured Party contemplate that the jurisdictions where the Equipment will be located will not impose any liability upon Secured Party for personal injury and/or property damage resulting out of the possession, use, operation or condition of the Equipment. In the event Secured Party determines that such is not or may not be the case with respect to a given jurisdiction, Debtor will provide Secured Party with public liability and property damage coverage applicable to the Equipment in such amounts and in such form as Secured party requires.

15. SECURED PARTY'S PAYMENT. If Debtor fails to pay any amounts due hereunder or to perform any of its other obligations under this Agreement, Secured Party may, at its option, but without any obligation to do so, pay such amounts or perform such obligations, and Debtor


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IRORI INCORPORATED
EQUIPMENT FINANCING AGREEMENT 10787
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will reimburse Secured Party the amount of such payment or cost of such performance, plus interest at 1.5% per month.

16. INDEMNITY. Debtor does hereby assume liability for and does agree to indemnify, defend, protect, save and keep harmless Secured Parry from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Secured Party (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Secured Party or Debtor, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Secured Party or Debtor, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Debtor remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Debtor agrees to give Secured Party and Secured Party agrees to give Debtor notice of any claim or liability hereby indemnified against promptly following learning thereof.

17. DEFAULT. Any of the following will constitute an event of default hereunder:
(a) Debtor's failure to pay when due any installment payment or other amount due hereunder, which failure continues for ten (10) days after the due date thereof;
(b) Debtor's default in performing any other obligation, term or condition of this Agreement or any other agreement between Debtor and Secured Party or default under any further agreement providing security for the performance by Debtor of its obligations hereunder provided such default has continued for more than twenty (20) days, except as provided in (c) and (d) hereinbelow, or, without limiting the generality of subparagraph (1) hereinbelow, default under any lease or any mortgage or other instrument contemplating the provision of financial accommodation applicable to the real property where an Item of Equipment is located; (c) any writ or order of attachment or execution or other legal process being levied on or charged against any Item of Equipment and not being released or satisfied within ten (10) days; (d) Debtor's failure to comply with its obligations under Paragraph 14 above or any transfer by Debtor in violation of Paragraph 21 below; (e) a non-appealable judgment for the payment of money in excess of $100,000 being rendered by a court of record against Debtor which Debtor does not discharge or make provision for discharge in accordance with the terms thereof within ninety (90) days from the date of entry thereof; (f) death or judicial declaration of incompetency of Debtor, if an individual; (g) the filing by Debtor of a petition under the Bankruptcy Code or any amendment thereto or under any other insolvency law or law providing for the relief of debtors, including, without limitation, a petition for reorganization, arrangement or extension, or the commission by Debtor of an act of bankruptcy;
(h) the filing against Debtor of any such petition not dismissed or permanently stayed within thirty (30) days, of the filing thereof; (i) the voluntary or involuntary making of an assignment of substantial portion of its assets by Debtor for the benefit of creditors, appointment of a receiver or trustee for Debtor or for any of Debtor's assets, institution by or against Debtor or any other type of insolvency proceeding (under the Bankruptcy Act or otherwise) or of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Debtor, Debtor's cessation of business activities or the making by Debtor of a transfer of all or a material portion of Debtor's assets or inventory not in the ordinary


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IRORI INCORPORATED
EQUIPMENT FINANCING AGREEMENT 10787
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course of business; (j) the occurrence of any event described in parts (e), (f),
(g), (h) or (i) hereinabove with respect to any guarantor or other party liable for payment or performance of this Agreement; (k) any certificate, statement, representation, warranty or audit heretofore or hereafter furnished with respect hereto by or on behalf of Debtor or any guarantor or other party liable for payment or performance of this Agreement proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or having omitted any substantial contingent or unliquidated liability or claim against Debtor or any such guarantor or other party; (l) breach by Debtor of any lease or other agreement providing financial accommodation under which Debtor or its property is bound; or (m) a transfer of effective control of Debtor, if an organization.

18. REMEDIES. Upon the occurrence of an event of default, Secured Party will have the rights, options, duties and remedies of a secured party, and Debtor will have the rights and duties of a debtor, under the Uniform Commercial Code (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and, without limiting the foregoing, Secured Party may exercise any one or more of the following remedies: (a) declare the Casualty Value or such lesser amount as may be set by law immediately due and payable with respect to any or all Items of Equipment without notice or demand to Debtor; (b) sue from time to time for and recover all installment payments and other payments then accrued and which accrue during the pendency of such action with respect to any or all Items of Equipment; (c) take possession of and, if deemed appropriate, render unusable any or all Items of Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession and remove, keep and store the same or use and operate or lease the same until sold; (d) require Debtor to assemble any or all Items of Equipment at the Equipment Location therefor, or at such location to which such Equipment may have been moved with the written consent of Secured Party or such other location in reasonable proximity to either of the foregoing as Secured Party designates; (e) upon ten (10) days notice to Debtor or such other notice as may be required by law, sell or otherwise dispose of any Item of Equipment, whether or not in Secured Party's possession, in a commercially reasonable manner at public or private sale at any place deemed appropriate and apply the new proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and brokers' fees, to the obligations of Debtor to Secured Party hereunder or otherwise, with Debtor remaining liable for any deficiency and with any excess being returned to Debtor; (f) upon thirty (30) days notice to Debtor, retain any repossessed or assembled Items of Equipment as Secured Party's own property in full satisfaction of Debtors liability for the installment payments due hereunder with respect thereto, provided that Debtor will have the right to redeem such Items by payment in full of its obligations to Secured Party hereunder or otherwise or to require Secured Party to sell or otherwise dispose of such Items in the manner set forth in subparagraph (e) hereinabove upon notice to Secured Party within such thirty (30) day period; or (g) utilize any other remedy available to Secured Party under the Uniform Commercial Code or similar provision of law or otherwise at law or in equity.

No right or remedy conferred herein is exclusive of any other right or remedy conferred herein or by law; but all such remedies are cumulative of every other right or remedy conferred hereunder


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IRORI INCORPORATED
EQUIPMENT FINANCING AGREEMENT 10787
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or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time. Any sale contemplated by subparagraph (e) of this Paragraph 18 may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further published notice, Secured Party may bid and become the purchaser at any such sale. Any sale of an Item of Equipment, whether under said subparagraph or by virtue of judicial proceedings, will operate to divest all right, title, interest, claim and demand whatsoever; either at law or in equity, of Debtor in and to said item and will be a perpetual bar to any claim against such Item, both at law and in equity, against Debtor and all persons claiming by, through or under Debtor.

19. DISCONTINUANCE OF REMEDIES. If Secured Party proceeds to enforce any right under this Agreement and such proceedings are discontinued or abandoned for any reason or are determined adversely, then and in every such case Debtor and Secured Party will be restored to their former positions and rights hereunder.

20. SECURED PARTY'S EXPENSES. Debtor will pay Secured Party all costs and expenses, including attorney's fees and court costs and sales costs not offset against sales proceeds under Paragraph 18 above, incurred by Secured Party in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment or reimbursement of all such amounts whether an action is ultimately filed and whether an action is ultimately dismissed.

21. ASSIGNMENT. Without the prior written consent of Secured Party, Debtor will not sell, lease, pledge or hypothecate, except as provided in this Agreement, any Item of Equipment or any interest therein or assign, transfer, pledge, or hypothecate this Agreement or any interest in this Agreement or permit the Equipment to be subject to any lien, charge or encumbrance of any nature except the security interest of Secured Party contemplated hereby. Debtor's interest herein is not assignable and will not be assigned or transferred by operation of law. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Debtor or any other person.

All rights of Secured Party hereunder may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Debtor but always, however, subject to the rights of Debtor under this Agreement. If Debtor is given notice of any such assignment, Debtor will acknowledge receipt thereof in writing. In the event Secured Party assigns this Agreement or the installment payments due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Secured Party hereunder or pursuant to any other agreement between Secured Party and Debtor, should there be one, will excuse performance by Debtor of any provision hereof, it being understood that in the event of such default or breach by Secured Party that Debtor will pursue any rights on account thereof solely against Secured Party. No such assignee, unless such assignee agrees in writing, will be obligated to perform any duty, covenant or condition required to be performed by Secured Party in connection with this Agreement.

Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the heirs, legatees, personal representative, successors and assigns of the parties hereto.


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IRORI INCORPORATED
EQUIPMENT FINANCING AGREEMENT 10787
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22. MARKINGS; PERSONAL PROPERTY. If Secured Party supplies Debtor with labels, plates, decals or other markings stating that Secured Party has an interest in the Equipment, Debtor will affix and keep the same prominently displayed on the Equipment or will otherwise mark the Equipment or its then location or locations, as appropriate, at Secured Party's request to indicate Secured Parry's security interest in the Equipment. The Equipment is, and at all times will remain, personal property notwithstanding that the Equipment or any Item thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form satisfactory to Secured Party from all persons claiming any interest in the real property on which an Item of Equipment is or is to be installed or located.

23. LATE CHARGES. Time is of the essence in this Agreement and if any Installment Payment is not paid within ten (10) days after the due date thereof, Secured Party shall have the right to add and collect, and Debtor agrees to pay: a late charge on and in addition to, such Installment Payment equal to five percent (5%) of such Installment Payment or a lesser amount if established by any state or federal statute applicable thereto, and (b) interest on such Installment Payment from thirty (30) days after the due date until paid at the highest contract rate enforceable against Debtor under applicable law but never to exceed eighteen percent (18%) per annum.

24. NON-WAIVER. No covenant or condition of this Agreement can be waived except by the written consent of Secured Party. Forbearance or indulgence by Secured Party in regard to any breach hereunder will not constitute a waiver of the related covenant or condition to be performed by Debtor.

25. ADDITIONAL DOCUMENTS. In connection with and in order to perfect and evidence the security interest in the Equipment granted Secured Party hereunder Debtor will execute and deliver to Secured Party such financing statements and similar documents as Secured Party requests. Debtor authorizes Secured Party where permitted by law to make filings of such financing statements without Debtor's signature. Debtor further will furnish Secured Party (a) on a timely basis, Debtor's future financial statements, including Debtor's most recent annual report, balance sheet and income statement, prepared in accordance with generally accepted accounting principles, which reports, Debtor warrants, shall fully and fairly represent the true financial condition of Debtor (b) any other information normally provided by Debtor to the public and (c) such other financial data or information relative to this Agreement and the Equipment, including, without limitation, copies of vendor proposals and purchase orders and agreements, listings of serial numbers or other identification data and confirmations of such information, as Secured Party may from time to time reasonably request. Debtor will procure and/or execute, have executed, acknowledge, have acknowledged, deliver to Secured Party, record and file such other documents and showings as Secured Party deems necessary or desirable to protect its interest in and rights under this Agreement and interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all filing, search, title report, legal and other fees incurred by Secured Party in connection with any documents to


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IRORI INCORPORATED
EQUIPMENT FINANCING AGREEMENT 10787
PAGE 9 OF 9

be provided by Debtor pursuant to this Paragraph or Paragraph 22 and any further similar documents Secured Party may procure.

26. DEBTOR'S WARRANTIES. Debtor certifies and warrants that the financial data and other information which Debtor has submitted, or will submit, to Secured Party in connection with this Agreement is, or will be at time of delivery, as appropriate, a true and complete statement of the matters therein contained. Debtor further certifies and warrants: (a) this Agreement has been duly authorized by Debtor and when executed and delivered by the person signing on behalf of Debtor below will constitute the legal, valid and binding obligation, contract and agreement of Debtor enforceable against Debtor in accordance with its respective terms; (b) this Agreement and each and every showing provided by or on behalf of Debtor in connection herewith may be relied upon by Secured Party in accordance with the terms thereof notwithstanding the failure of Debtor or other applicable party to ensure proper attestation thereto, whether by absence of a seal or acknowledgment or otherwise; (c) Debtor has the right, power and authority to grant a security interest in the Equipment to Secured Party for the uses and purposes herein set forth and (d) each Item of Equipment will, at the time such Item becomes subject hereto, be in good repair, condition and working order.

27. ENTIRE AGREEMENT. This instrument with exhibits and related documentation constitutes the entire agreement between Secured Party and Debtor and will not be amended, altered or changed except by a written agreement signed by the parties.

28. NOTICES. Notices under this Agreement must be in writing and must be mailed by United States mail, certified mail with return receipt requested, duly addressed, with postage prepaid, to the party involved at its respective address set forth at the foot hereof or at such other address as each party may provide on notice to the other from time to time. Notices will be effective when deposited. Each party will promptly notify the other of any change in that party's address.

29. GENDER, NUMBER; JOINT AND SEVERAL LIABILITY. Whenever the context of this Agreement requires, the neuter gender includes the feminine or masculine and the singular number includes the plural; and whenever the words "Secured Party" are used herein, they include all assignees of Secured Party, it being understood that specific reference to "assignee" in Paragraph 14 above is for further emphasis. If there is more than one Debtor named in this Agreement, the liability of each will be joint and several.

30. TITLES. The titles to the paragraphs of this Agreement are solely for the convenience of the parties and are not an aid in the interpretation of the instrument.

31. GOVERNING LAW; VENUE. This Agreement will be governed by and construed in accordance with the laws of the State of California. Venue for any action related to the Agreement will be in an appropriate court in San Mateo County, California, to which Debtor consents, or in another court selected by Secured Party which has jurisdiction over the parties. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Agreement, which will remain in full force and effect.


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EQUIPMENT FINANCING AGREEMENT 10787
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32. TIME. Time is of the essence of this Agreement and for each and all of its provisions.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of 10/27, 1995.

IRORI INCORPORATED
11025 North Torrey Pines Road, Suite 100
La Jolla, CA 92037

By: /s/ Michael P. Nova
   --------------------------------
Title: President
      -----------------------------


SECURED PARTY:
LEASE MANAGEMENT SERVICES, INC.
2500 Sand Hill Road, Suite 101
Menlo Park, CA 94025

By: /s/ Barbara B. Kaiser
   --------------------------------
Title: EVP/General Manager
      -----------------------------



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                                FIRST ADDENDUM TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10786
                                 BY AND BETWEEN
                         IRORI INCORPORATED, ("DEBTOR")
                                       AND
               LEASE MANAGEMENT SERVICES, INC., ("SECURED PARTY")

The printed form of Equipment Financing Agreement #10787 between the parties date 10/27, 1995 is amended as follows:

FIRST: In Section 8 line 7, after the word "hours," insert the words "upon prior notice,".

SECOND: In Section 14, line 3, after the word "as" insert the word "additional".

THIRD: In Section 14, line 4, after the word "companies" insert the word "reasonably".

FOURTH: In Section 15, line 2, after the word "due" insert the word "to any third party".

FIFTH: In Section 16, line 6, after the word "the" delete the word
"manufacture,".

SIXTH: In Section 25, line 8, after the word "the" delete the word "true".

SEVENTH: In Section 25, line 9, after the word "condition" insert the phrase "prepared in accordance with generally accepted accounting principles".

EIGHTH: Section 25, line 15, delete the words "and showings".

NINTH: Section 26, line 3 after the word "a" delete the words "true and complete.".

TENTH: Section 26, line 4, after the word "contained" insert the phrase "prepared in accordance with generally accepted accounting principles.".

IN WITNESS WHEREOF the undersigned have executed this First Addendum the 27 day of October, 1995.

DEBTOR:                                  SECURED PARTY:

IRORI INCORPORATED                       LEASE MANAGEMENT SERVICES, INC.

By: /s/ Michael P. Nova                  By: /s/  Barbara B. Kaiser
   ----------------------------------       ------------------------------------
Name: Michael P. Nova                    Name: Barbara B. Kaiser
     --------------------------------         ----------------------------------
Title: President                         Title: EVP/General Manager
      -------------------------------          ---------------------------------

LEASE MANAGEMENT SERVICES, INC.


                        SECURITY DEPOSIT PLEDGE AGREEMENT



PLEDGEE:        LEASE MANAGEMENT SERVICES, INC.
                2500 Sand Hill Road, Suite 101
                Memo Park, California 94025

PLEDGOR:        IRORI INCORPORATED
                11025 North Torrey Pines Road, Suite 100
                La Jolla, CA 92037

In consideration of, and as an inducement for Pledgee to enter unto Equipment Financing Agreement Number 10787 and all Schedules thereunder (hereinafter collectively referred to as the "Agreements") with Pledgor, and to secure the payment and performance of all Pledgor's obligations under the Agreements, Pledgor hereby grants and assigns to Pledgee, its successors and assigns, a security interest in, and hereby deposits and pledges with Pledgee a Security Deposit in an amount equivalent to 25% of aggregate Equipment cost (including any soft costs) and 30% for Leasehold Improvements leased or financed for each Schedule. As used herein, "Security Deposit" shall refer to the aggregate of all component deposits made under the applicable Schedules. Such pledge is to be upon the terms and conditions set forth below:

1. Pledgor delivers the Security Deposit to Pledgee to secure the due and punctual payment and performance of the obligations of Pledgor under the Agreements. Pledgee will pay 5.5% simple interest per annum on the Security Deposit, which interest will be accrued for each respective component of the Security Deposit from the commencement date of the applicable Schedule and paid when the Security Deposit is returned to Pledgor.

2. Upon any uncured default by Pledgor under the Agreements, interest accrual on the Collateral Pledge shall cease and Pledgee may, at its option, apply the Collateral Pledge and any interest accrued to that date toward the satisfaction of Pledgor's obligations under the Agreements, and the payment of all costs and expenses incurred by Pledgee as a result of such default, including reasonable attorney's fees. Pledgee is liable to Pledgor only for any surplus remaining from said Collateral Pledge after the full satisfaction of the foregoing obligations, costs and expenses.

3. Pledgor waives any rights to require Pledgee to (i) proceed against Pledgor or any other party; (ii) proceed against or exhaust any security held from Pledgor; or (iii) pursue any other remedy in Pledgee's power whatsoever before enforcing the provisions of, and proceeding under the provisions of, this Security Deposit Pledge Agreement. The obligations of Pledgor under this Security Deposit Pledge Agreement shall be absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by (a) any amendment or modification of or supplement to the Agreements; (b) any exercise or non-exercise of

SECURITY DEPOSIT PLEDGE AGREEMENT
IRORI INCORPORATED
PAGE 2 OF 2

        any right, remedy or privilege under or in respect to this Security Deposit Pledge Agreement, the Agreements, or any other instrument provided for in the Agreements, or any waiver, consent, explanation, indulgence or actions or inaction with respect to any such instrument; or (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings of Pledgor.

4. Pledgee shall have no obligation to segregate said Security Deposit and Pledgor hereby irrevocably authorizes Pledgee, at Pledgee's sole election, to commingle said Security Deposit with other assets and funds held by or belonging to Pledgee. Pledgor may not assign, pledge or transfer to any party its interest in the Security Deposit and any attempt to do so shall be null and void.

5. Without notice to Pledgor, Pledgee may freely assign its rights and obligations hereunder, only in connection with the assignment of the rights and obligations of this related Equipment Financing Agreement, in whole or in part, at any time and this Security Deposit Pledge Agreement shall inure to the successors and assignees of Pledgee. In the event Pledgee assigns or transfers this Security Deposit Pledge Agreement along with the Schedules under the Agreements, Pledgor agrees that it shall look solely to the assignee of Pledgee for the return of said Security Deposit and Pledgee shall have no further liability to Pledgor with respect thereto.

6. Provided that the Pledgor is not then in default of its obligations to the Pledgee under the Agreements or otherwise, Pledgee agrees to reduce the Security Deposit to 15% for Equipment and 25% for Leasehold Improvements financed, and make appropriate refunds, with Pledgor's receipt of additional equity, license fees or other non-refundable cash such that Pledgor's unrestricted cash balance is at least $6,000,000 or the equivalent of 12 months' cash needs, whichever is greater. ["12 months' cash needs" is defined as net cash use for the quarter just completed, multiplied by a factor of 4.]

7. Any remaining Security Deposit and accrued interest will be returned to Pledgor with Pledgor's achievement of the earlier of A) thru D) below:

        A) At such time after 6/30/97 that Pledgor's unrestricted cash, less debt, is at least $5,000,000 or the equivalent of 12 months' cash needs, whichever is greater. OR,

        B) In the event of an acquisition, if a creditworthy acquiror executes an assignment or guarantee acceptable to Pledgee; OR,

        C) Completion of Pledgor's Initial Public Offering with net proceeds of at least $15,000,000; OR,

        D) At such time as Pledgor enters into a subsequent equipment financing line with Pledgee and executes a Negative Covenant Pledge Agreement covering all obligations to Pledgee.

SECURITY DEPOSIT PLEDGE AGREEMENT
IRORI INCORPORATED
PAGE 3 OF 3

All accounting terms used herein shall be interpreted in accordance with generally accepted accounting principles.

8. Any reduction/return of the Security Deposit and any payment of interest prior to the Termination of the Agreements (as defined below) is contingent upon the following additional conditions: (a) verification of all benchmarks to be acceptable to Pledgee; (b) Pledgor has made all payments on a timely basis according to the terms of the Agreements; (c) Pledgor is not, nor ever has been in default of any financial obligation; (d) Pledgor, if privately held, has provided monthly financial statements to Pledgee within 45 days of each month-end or if Pledgor is publicly held, has provided quarterly statements as required to be filed by the Securities and Exchange Commission (the "SEC"); (e) Pledgor, if privately held, has provided annual audited financial statements to Pledgee within 90 days of Pledgor's fiscal year end or if Pledgor is publicly held, has provided Pledgee with annual statements as required to be filed by the SEC; and (f) Pledgor has not suffered any material adverse change.

        The Termination of the Agreements shall be defined as the satisfaction of all Pledgor's obligations under the Agreements.

9. If the Security Deposit has not previously been returned, upon the Termination of the Agreements, Pledgee shall deliver the Security Deposit and accrued interest (less any portion of same cashed, sold, assigned or delivered pursuant to, and under the circumstances specified in, Paragraph 2 hereof) to Pledgor, and this Security Deposit Pledge Agreement shall thereupon be without further effect.

PLEDGOR:                                 PLEDGEE:
IRORI INCORPORATED                       LEASE MANAGEMENT SERVICES, INC.

By: /s/ Michael P. Nova                 By: /s/ Barbara B. Kaiser
   ----------------------------------       ------------------------------------
Title: President                         Title: EVP/General Manager
      -------------------------------          ---------------------------------
Date: 10/27/95                           Date: 10/27/95
     --------------------------------         ----------------------------------

LEASE MANAGEMENT SERVICES, INC.


                                 SCHEDULE 01 TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10787
                                     BETWEEN
                          IRORI INCORPORATED, AS DEBTOR
                                       AND
                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY


ATTACHED TO AND MADE A PART OF EQUIPMENT FINANCING AGREEMENT NUMBER 10787, BY AND BETWEEN SECURED PARTY AND DEBTOR ("AGREEMENT") WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE AGREEMENT AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION THEREOF, AND, IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.


1.    EQUIPMENT DESCRIPTION:  See Attached Exhibit "A"

2.    PROCEEDS AMOUNT:        $47,191.91

3.    INSTALLMENT PAYMENTS:   Except as otherwise provided in the Agreement or
                              in this Schedule, the undersigned Debtor promises to repay the Advance Amount, with interest as follows:

$1,297.00 per month due on the first day of each month for Forty-Two (42) consecutive months, beginning on October 1, 1995, followed by a payment of $7,079.00 on April 1, 1999.

4.    EQUIPMENT LOCATION:     11025 North Torrey Pines Road, # 100
                              La Jolla, CA 92037
5.    OTHER PROVISIONS: N/A

Dated: 10/27/95
      -------------------------------
DEBTOR                                    SECURED PARTY
IRORI INCORPORATED                        LEASE MANAGEMENT SERVICES, INC.

By: /s/ Michael P. Nova                   By: /s/ Barbara B. Kaiser
   -----------------------------------       -----------------------------------
                                             Barbara B.  Kaiser

Title: President                          Title: EVP/General Manager
      --------------------------------          --------------------------------

LEASE MANAGEMENT SERVICES, INC.

                                                                     CREDIT MEMO

2500 Sand Hill Road, Suite 101, Menlo Park, CA  94025
------------------------------------
Irori Incorporated                                       CREDIT MEMO # 10787-01
11025 North Torrey Pines Road, #100                               DATE 11-Oct-95
La Jolla, CA 92037
------------------------------------


QUANTITY                      DESCRIPTION                    PRICE           AMOUNT
--------                      -----------                 -----------       ---------
          RE: EQUIPMENT FINANCING AGREEMENT  10787-01

          First Month's Rent:                              $ 1,297.00
          Security Deposit:                                $11,798.00
          Non-Financeable Items:
             Freight/Install/Labor                         $   893.00
             Sales Tax                                     $ 2,364.42
             Softcost/Disposables                          $ 4,374.52
             Reimbursement for payment made
             to Gensia, Inc. - LMSI Ck. No. 024868
             dated 10-10-95.                               $18,000.00
          PLUS:
          Vendor Prepayments                              $(41,350.80)
          Prorata Commitment Fee                             $(208.00)
                                                          ------------
             TOTAL                                         $(2,831.86)

                                                                            $(2,831.86)

If you have any questions concerning this credit,     CHECK PAYABLE TO:
call:  (415) 854-9450.                                Irori Incorporated


                          THANK YOU FOR YOUR BUSINESS!

LEASE MANAGEMENT SERVICES, INC.

                               PAY PROCEEDS LETTER

TO:   LEASE MANAGEMENT SERVICES, INC.
      2500 Sand Hill Road, Suite 101
      Menlo Park, CA 94025

IRORI INCORPORATED, as Debtor, hereby authorizes LEASE MANAGEMENT SERVICES, INC., as Secured Party, to distribute proceeds of Schedule 01 to the Equipment Financing Agreement Number 10787, totaling $47,191.91 against equipment purchases, as follows:

        $47,191.91      Proceeds from Equipment Financing Agreement Number
                        10787-01.

LESS:

         $1,297.00      Due to LEASE MANAGEMENT SERVICES, INC., to pay first
                        installment payment due October 1, 1995.

        $11,798.00      Due to LEASE MANAGEMENT SERVICES, INC., to pay Security
                        Deposit.

        $13,406.55      Due to pay vendors as more fully described on the
                        Exhibit A-2 attached hereto and made a part hereof.

            $66.50 Due to State Board of Equalization for sales tax adjustment on BioMedic Data Systems, Inc., Invoice No. 9521848.

        $18,000.00      Due to LEASE MANAGEMENT SERVICES, INC. for reimbursement
                        for Promissory Note Number IRO951 dated 10-10-95.

PLUS:

           $208.00      Credit for Commitment fee refund.

         $2,831.86      Credit due to IRORI INCORPORATED.

DEBTOR:
IRORI INCORPORATED

By: /s/ Michael P. Nova
   ----------------------------------
Title: President
      -------------------------------
Date: 10/27/95
     --------------------------------

LEASE MANAGEMENT SERVICES, INC.


                                    EXHIBIT A

Attached to and forming a part of the following documents: Schedule Number 01 of Equipment Financing Agreement Number 10787, Certificate of Acceptance and the UCC Financing Statement(s) pertaining to the referenced Loan Schedule, and any addenda thereto by and between LEASE MANAGEMENT SERVICES, INC., as Secured Party, and IRORI INCORPORATED, as Debtor. The Loan Schedule referenced above is incorporated herein by this reference. All Terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement. Debtor is hereby directed to contact the Supplier of the Equipment for a description of any rights Debtor may have under the Supply Contract covering the Equipment.


       COLLATERAL AS MORE FULLY DESCRIBED ON THE TWO (2) PAGE EXHIBIT A-1
                    ATTACHED HERETO AND MADE A PART HEREOF.



                                      TOTAL PURCHASE PRICE       $47,191.91

Debtor: /s/ MPN    (Initials)
       ------------
Secured Party: /s/ BBK   (Initials)
              -----------

IRORI INCORPORATED
EXHIBIT A-2
10787-01

                                                                                                               FREIGHT
                                                                  EQ        SALES     SALES TAX    VENDOR      INSTALL       TOTAL
       VENDOR                   INVOICE         DATE             COST      TAX RATE   TO VENDOR    REBATE       LABOR       INVOICE
       ------                   --------      --------         --------    --------   ---------    ------      -------      --------
Fisher Scientific                8548246      08/15/95         1,776.75      7.00%      124.37       0.00         0.00      1,901.12
Fisher Scientific                8668523      08/25/95         5,650.00      7.00%      395.50       0.00         0.00      6,045.50
Creative Integration, Inc.          3667      08/25/95         2,299.00      7.00%      160.93     (75.00)      240.00      2,624.93
BioMedic Data Systems Inc.       9521848      09/06/95           950.00      0.00%        0.00       0.00         0.00        950.00
VWR Scientific                  35006540      08/24/95         1,745.33      7.00%      131.67       0.00         8.00      1,885.00

                                                                                                                          $13,406.55




Debtor: /s/ MPN    (Initials)            Secured Party: /s/ BBK     (Initials)
       ------------                                    ------------

LEASE MANAGEMENT SERVICES, INC.


                            CERTIFICATE OF ACCEPTANCE

Attached to and made an integral part of Schedule 01 to Equipment Financing Agreement Number 10787.

TO:    LEASE MANAGEMENT SERVICES, INC.
       2500 Sand Hill Road, Suite 101
       Menlo Park, CA 94025

                              EQUIPMENT DESCRIPTION

                            SEE ATTACHED EXHIBIT "A"

We hereby acknowledge receipt, in good condition, of the Equipment described above or on the attached, Exhibit "A". The Equipment has been properly installed and is operating satisfactorily. We hereby accept said Equipment as satisfactory in all respects for the purposes of the above Equipment Financing Agreement. Said Equipment has not been delivered or accepted on a trial basis, and is free and clear of all liens and encumbrances and adverse claims, with the exception of the security interest created herein.

We will make all payments to Secured Party, as called for in the Equipment Financing Agreement. We agree that any rights we may have against the supplier or vendor of said Equipment will not be asserted as an abatement, defense, counterclaim, or deduction against Secured Party.

All capitalized terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement referenced above.

         DO NOT SIGN OR DATE THIS FORM UNTIL THE EQUIPMENT IS RECEIVED,
              PROPERLY INSTALLED AND IS OPERATING SATISFACTORILY.

DEBTOR:
IRORI INCORPORATED
By: /s/ Michael P. Nova
   --------------------------------
Title: President
      -----------------------------
Date: 10/27/95
     ------------------------------

                         This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1.   FILE NO. OF ORIG. FINANCING     1A.  DATE OF FILING OF ORIG.      1B.  DATE OF ORIG. FINANCING      1C.  PLACE OF FILING ORIG.
     STATEMENT                            FINANCING STATEMENT               STATEMENT                         FINANCING STATEMENT
               9534560778                                 12-8-95
-----------------------------------------------------------------------------------------------------------------------------------

2.   DEBTOR (LAST NAME FIRST)                                                                            2A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.
     IRORI INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------

2B.  MAILING ADDRESS                                                   2C.  CITY, STATE                  2D.  ZIP CODE
     11025 N. TORREY PINES ROAD, Suite 100                                  LA JOLLA, CA                        92037
-----------------------------------------------------------------------------------------------------------------------------------

3.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                        3A.  SOCIAL SECURITY OR
                                                                                                              FEDERAL TAX NO.
-----------------------------------------------------------------------------------------------------------------------------------
3B.  MAILING ADDRESS                                                   3C.  CITY,  STATE                 3D.  ZIP CODE

-----------------------------------------------------------------------------------------------------------------------------------

4.   SECURED PARTY                                                                                       4A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.,
                                                                                                              OR BANK TRANSIT AND
                                                                                                              A.B.A. NO.
     NAME                    LEASE MANAGEMENT SERVICES, INC.
     MAILING ADDRESS         2500 SAND HILL ROAD, SUITE 101
     CITY                    MENLO PARK                 STATE  CA            ZIP CODE   94025
-----------------------------------------------------------------------------------------------------------------------------------

5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                                  5A.  SOCIAL SECURITY NO.,
     NAME                                                                                                     FEDERAL TAX NO., OR
     MAILING ADDRESS                                                                                          BANK TRANSIT AND
                                                                                                              A.B.A. NO.
     CITY                                               STATE                ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

6A.     [ ] CONTINUATION--The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

B       [ ] RELEASE--From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below..
-----------------------------------------------------------------------------------------------------------------------------------

C       [ ] ASSIGNMENT--The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured
        Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

D       [ ] TERMINATION--The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing
        Statement bearing the file number shown above.
-----------------------------------------------------------------------------------------------------------------------------------

E       [X] AMENDMENT--The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
        (Signature of Debtor required on all amendments.)
-----------------------------------------------------------------------------------------------------------------------------------

F       [ ] OTHER
-----------------------------------------------------------------------------------------------------------------------------------
7.
        AMEND ORIGINAL FILING TO MORE SPECIFICALLY DESCRIBE A PORTION OF THE EQUIPMENT AND PERSONAL PROPERTY SET FORTH IN THE
        ORIGINAL FILING, NAMELY, THE EQUIPMENT AND PERSONAL PROPERTY FINANCED UNDER SCHEDULE NO. 01 OF EQUIPMENT FINANCING AGREEMENT
        NO. 10787, WHICH EQUIPMENT AND PERSONAL PROPERTY IS DESCRIBED ON THE TWO (2) PAGE EXHIBIT A-1 ATTACHED HERETO AND MADE A
        PART HEREOF. THIS AMENDMENT IS NOT IN LIMITATION OF THE ORIGINAL FILING, BUT SUPPLEMENTAL THERETO.
-----------------------------------------------------------------------------------------------------------------------------------
8.                                                                                 C      9. This Space for Use of Filing Officer
                                                                                   O                  (Date, Time, Filing Office)
                                                                                   D
                                (Date)      10/27       1995                       E
                                       --------------------------------------

                    IRORI INCORPORATED
-----------------------------------------------------------------------------
                                                                                   1
        By:        /s/ MICHAEL P. NOVA                       PRESIDENT, CEO
            -----------------------------------------------------------------
                SIGNATURE(S) OF DEBTOR(S)                         (TITLE)
                                                                                   2
                         LEASE MANAGEMENT SERVICES, INC.
-----------------------------------------------------------------------------
                                                                                   3
        By:     /s/ BARBARA B. KAISER                              EVP/GM
            -----------------------------------------------------------------
                SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)
                                                                                   4
-----------------------------------------------------------------------------
                                 RETURN COPY TO
                                                                                   5
                              P6-0000-141-6
ADDRESS                       LEASE MANAGEMENT SERVICES, INC.
                              2500 SAND HILL ROAD, SUITE 101                       6
                              MENLO PARK, CA  94025

                                                                                   7
Filing Officer Debtors
STANDARD FORM -- FILING FEE             UNIFORM COMMERCIAL CODE -- FORM UCC.2

                                                                                   8
                       Approved by the Secretary of State
                                                                                   9
-----------------------------------------------------------------------------------------------------------------------------------

This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California Uniform Commercial Code.

-----------------------------------------------------------------------------------------------------------------------------------

1.   DEBTOR (LAST NAME FIRST)                                                                            1A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.
     IRORI INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------

1B.  MAILING ADDRESS                                                   1C.  CITY, STATE                  1D.  ZIP CODE
     11025 N. TORREY PINES ROAD, Suite 100                                  LA JOLLA, CA                        92037
-----------------------------------------------------------------------------------------------------------------------------------

2.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                        2A.  SOCIAL SECURITY OR
                                                                                                              FEDERAL TAX NO.
-----------------------------------------------------------------------------------------------------------------------------------

2B.  MAILING ADDRESS                                                   2C.  CITY,  STATE                 2D.  ZIP CODE

-----------------------------------------------------------------------------------------------------------------------------------

3.   DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                                            3A.  FEDERAL TAX NUMBER

-----------------------------------------------------------------------------------------------------------------------------------

4.   SECURED PARTY                                                                                       4A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.,
                                                                                                              OR BANK TRANSIT AND
                                                                                                              A.B.A. NO.
     NAME                    LEASE MANAGEMENT SERVICES, INC.
     MAILING ADDRESS         2500 SAND HILL ROAD, SUITE 101
     CITY                    MENLO PARK                 STATE  CA            ZIP CODE   94025
-----------------------------------------------------------------------------------------------------------------------------------

5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                                  5A.  SOCIAL SECURITY NO.,
     NAME                                                                                                     FEDERAL TAX NO., OR
     MAILING ADDRESS                                                                                          BANK TRANSIT AND
                                                                                                              A.B.A. NO.
     CITY                                               STATE                ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

6.   THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OR ITEMS OF PROPERTY (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH
     LOCATED AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).
        THIS IS A FIXTURE FILING TO BE FILED WITH THE COUNTY RECORDERS OFFICE AS A REAL ESTATE TRANSACTION.

        PROPERTY LOCATION, RECORD OWNER OF PROPERTY, LEGAL PROPERTY DESCRIPTION AND FINANCING STATEMENT ARE MORE FULLY DESCRIBED ON
        THE ONE PAGE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.
-----------------------------------------------------------------------------------------------------------------------------------

7.   CHECK [X]     7A. [ ] PRODUCTS OF COLLATERAL    7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
     IF APPLICABLE         ARE ALSO COVERED                              [ ](1)   [ ](2)   [ ](3)   [ ](4)

-----------------------------------------------------------------------------------------------------------------------------------

8.   CHECK [X]         [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC Section 9105(1)(n)
     IF APPLICABLE

-----------------------------------------------------------------------------------------------------------------------------------
9.                                                                            C     10. THIS SPACE FOR USE OF FILING OFFICER
                                                                              O         (DATE, TIME, FILE NUMBER AND FILING OFFICE)
                                                                              D
                                                      Date:                   E

       /s/ MICHAEL P. NOVA                          10/27/95                  1
    SIGNATURE(S) OF DEBTOR(S)
----------------------------------------------------------------------------- 2

      IRORI INCORPORATED                                                      3
TYPE OR PRINT NAME(S) OF DEBTOR(S)
----------------------------------------------------------------------------- 4
  /s/ BARBARA B. KAISER
SIGNATURE(S) OF SECURED PARTY(IES)                                            5
-----------------------------------------------------------------------------
                                                                              6

      LEASE MANAGEMENT SERVICES, INC.                                         7
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
============================================================================= 8
RETURN COPY TO
                                                                              9
ADDRESS       LEASE MANAGEMENT SERVICES, INC.
CITY          2500 SAND HILL ROAD, SUITE 101
STATE         MENLO PARK, CA  94025
ZIP CODE
-----------------------------------------------------------------------------

                                           FORM UCC.1--
                                           Approved by the Secretary of State

-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A



THIS IS A FIXTURE FILING TO BE FILED WITH THE COUNTY RECORDERS OFFICE AS A REAL ESTATE TRANSACTION:


PROPERTY LOCATION:
11025 N. TORREY PINES ROAD, SUITE 100
LA JOLLA, CA 92037


RECORD OWNER OF PROPERTY:
EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
11025 N. TORREY PINES ROAD, SUITE 200
LA JOLLA, CA 92037


LEGAL DESCRIPTION OF PROPERTY:


PARCELS 1 AND 2 OF PARCEL MAP NO. 10901, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO JANUARY 21, 1981, BEING A DIVISION OF LOT 11 OF TORREYPINES SCIENCE PARK NO. 2, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA ACCORDING TO THE MAP 8434, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 10, 1976.


THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (OR ITEMS) OF PROPERTY:


FIXTURE FILING TO COVER ALL EQUIPMENT AND OTHER PERSONAL PROPERTY (THE "EQUIPMENT"), NOW OWNED AND HEREAFTER ACQUIRED AND FINANCED UNDER EQUIPMENT FINANCING AGREEMENT NUMBER 10787 AND ALL SCHEDULES THEREUNDER, BETWEEN LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY OR LESSOR AND IRORI INCORPORATED, AS DEBTOR, INCLUDING, BUT NOT LIMITED TO, LABORATORY EQUIPMENT, LABORATORY FURNITURE, COMPUTER EQUIPMENT, OFFICE EQUIPMENT, OFFICE FURNITURE AND LEASEHOLD IMPROVEMENTS TOGETHER WITH ALL ACCESSORIES, PARTS, UPGRADES, RENEWALS AND REPLACEMENTS OF, AND REPAIRS, IMPROVEMENTS AND ACCESSIONS TO THE EQUIPMENT AND ANY INSURANCE PROCEEDS OR REVENUE DERIVED FROM THE SALE OR OTHER DISPOSITION OF THE EQUIPMENT.

               This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to section 9403 of the California
LOAN           Uniform Commercial Code.


----------------------------------------------------------------------------------------------------------------------------------
1.   DEBTOR (LAST NAME FIRST - IF AN INDIVIDUAL)                                     1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
     IRORI INCORPORATED
----------------------------------------------------------------------------------------------------------------------------------
1B.  MAILING ADDRESS                                            1C.  CITY, STATE                           1D.  ZIP CODE
     11025 N. TORREY PINES ROAD, SUITE 100                           LA JOLLA, CA                                 92037
----------------------------------------------------------------------------------------------------------------------------------
2.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                    2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                             2C.  CITY,  STATE                          2D.  ZIP CODE

----------------------------------------------------------------------------------------------------------------------------------
3.   DEBTOR'S TRADE NAMES OR STYLES         (IF ANY)                                 3A.  FEDERAL TAX NUMBER

==================================================================================================================================
4.   SECURED PARTY                                                                   4A. SOCIAL SECURITY NO., FEDERAL TAX NO., OR
     NAME                    LEASE MANAGEMENT SERVICES, INC.                             BANK TRANSIT AND A.B.A. NO.
     MAILING ADDRESS         2500 SAND HILL ROAD, SUITE 101
     CITY                    MENLO PARK           STATE         CA        ZIP CODE  94025
----------------------------------------------------------------------------------------------------------------------------------
5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                              5A.  SOCIAL SECURITY NO., FEDERAL TAX NO. OR
     NAME                                                                                 BANK TRANSIT AND A.B.A. NO.
     MAILING ADDRESS
     CITY                                         STATE                   ZIP CODE
----------------------------------------------------------------------------------------------------------------------------------
6.   This FINANCING STATEMENT covers the following types or items of property (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH
     LOCATED AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).

     FINANCING STATEMENT AS MORE FULLY DESCRIBED ON THE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.
----------------------------------------------------------------------------------------------------------------------------------
7.   CHECK   [X]                  7A.   PRODUCTS OF COLLATERAL          7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE
                                                                             WITH INSTRUCTION 5(a) ITEM:
     IF APPLICABLE                      [ ]  ARE ALSO COVERED                [ ] (1)       [ ] (2)        [ ] (3)       [ ] (4)
----------------------------------------------------------------------------------------------------------------------------------
8.   CHECK   [X]                        [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTION 9105(1)(n)
     IF APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
9.                                                                      DATE:              C     10.  THIS SPACE FOR USE OF FILING
                                                                                           O          OFFICER (DATE, TIME, FILE
     /s/  Michael P. Nova                                               10/27/95           D          NUMBER AND FILING OFFICE)
SIGNATURE(S) OF DEBTOR(S)                                                                  E
----------------------------------------------------------------------------------------------
                                                                                           1
IRORI INCORPORATED
TYPE OR PRINT NAME(S) OF DEBTOR(S)                                                         2
----------------------------------------------------------------------------------------
   /s/ BARBARA B. KAISER                                                                   3
SIGNATURE(S) OF SECURED PARTY(IES)
----------------------------------------------------------------------------------------
                                                                                           4
LEASE MANAGEMENT SERVICES, INC.
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
========================================================================================
Return Copy to                                                                             5

NAME                                                                                       6

ADDRESS                   P6-0000-141-6                                                    7

CITY                      LEASE MANAGEMENT SERVICES, INC.                                  8

STATE                     2500 SAND HILL ROAD, SUITE 101                                   9

ZIP CODE                  MENLO PARK, CA  94025                                            0
========================================================================================
                                                                FORM UCC.1 --
                                                                APPROVED BY THE SECTARY OF STATE
==================================================================================================================================

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-01




     LMSI
ROW  TAG #           VENDOR                     INVOICE #   QTY          DESCRIPTION                 SERIAL NUMBER          AMOUNT
--- ------   -------------------------       -------------  ---      ---------------------           -------------         --------
 1  22106    Gensia, Inc.                                    6       Chemical Fume Hood 8'             92060067

    22104    Gensia, Inc.                                            Chemical Fume Hood 8'             92060068

    22102    Gensia, Inc.                                            Chemical Fume Hood 8'             92050063

    22100    Gensia, Inc.                                            Chemical Fume Hood 8'             92050064

    22098    Gensia, Inc.                                            Chemical Fume Hood 8'             92060066

    22097    Gensia, Inc.                                            Chemical Fume Hood 8'             93070239

    22105    Gensia, Inc.                                    6       48' Fume Hood Cabinet                N/A

    22103    Gensia, Inc.                                            48' Fume Hood Cabinet                N/A

    22101    Gensia, Inc.                                            48' Fume Hood Cabinet                N/A

    22099    Gensia, Inc.                                            48' Fume Hood Cabinet                N/A

    22096    Gensia, Inc.                                            48' Fume Hood Cabinet                N/A

    22095    Gensia, Inc.                                            48' Fume Hood Cabinet                N/A             18,000.00

 2  22135    Fisher Scientific                  7577091      1       Balance 110/230                     1879              1,031.25

 3  22093    Fisher Scientific                  7787450      1       Stir/Hot Plate                    03033285              247.00

 4  22092/   Fisher Scientific (22091)          7819795      1       RotVapor 24/40                10017814/10017727       3,108.00

 5  22090    Fisher Scientific                  7932314      1       Air Pump 115V                      AA617G               268.00

 6  22138    Fisher Scientific                  8490542      1       Air Pump 115V                      192279               380.00

 7  22117    Parallel Computing              0023812-IN      1       Apple Power Mac 6100             XB51307B41Y          2,500.00

    22116    Parallel Computing              0023812-IN      1       NEC XE 15" Color Monitor         4903100HAK             600.00

    22115    Parallel Computing              0023812-IN      1       Keyboard                         NN4306WY33G             80.00

    22113    Parallel Computing              0023812-IN      1       Hewlett Packard Plus             JPGL118331           1,980.00

 8  22112    Parallel Computing              0023852-IN      1       8 MB Ram Module for HP4                                 312.00

    22111    Parallel Computing              0023852-IN      1       20 MB SIMM Module for PB150                             850.00

 9  22114    Seal Furniture & Systems             17305      1       Executive "L" Unit Desk                                 605.95
             of San Diego, Inc.

10  22119    Creative Integration,               003618      1       Packard Bell P/100               L155503940           2,872.00
             Incorporated

    22110    Creative Integration,               003618      1       1 MB Video Upgrade                                      100.00
             Incorporated

    22120    Creative Integration,               003618      1       15" Viewsonic Monitor            D352121636             424.00
             Incorporated

11  22126    Ficom Corporation                   117892      4       KST3110 2 Line Phone             5ECTE006205

    22125    Ficom Corporation                   117892                                               4HAHE328466

    22124    Ficom Corporation                   117892                                               4FAHE323207

    22123    Ficom Corporation                   117892                                               4FAHE320506            376.00

12  22128    Office Depot, Inc.                 0796732      1       4 Drawer Lateral File               902JW               399.99

13  22129    Office Depot, Inc.           011597656-001      1       4 Drawer Lateral File               925JV               399.99

14  22122    Office Depot, Inc.                 0966063      1       4 Drawer Lateral File               BZZ1B               379.99

15  22127    Office Depot, Inc.              6197938533      1       Kodak 35MM Projector              A-615281              489.99

16  22136    Fisher Scientific                  8548246      1       Refrigerator                      53677244            1,776.75

17  22118    Fisher Scientific                  8668523      1       Upright Freezer                 V09E214496VE          5,650.00

18  22121    Creative Integration,                 3667      1       Power Mac 6100/56                XB5241X5PO           1,465.00
             Incorporated



Debtor  /s/ MPN (Initials)    Secured Party    /s/ BBK   (Initials)            1 of 2
       ---------                            ------------

     LMSI
ROW  TAG #           VENDOR                     INVOICE #   QTY          DESCRIPTION                 SERIAL NUMBER          AMOUNT
--- ------   -------------------------       -------------  ---      ---------------------           -------------         --------
    22109    Creative Integration,                 3667      1       15" Multiscan Monitor            CJ5219PQ39X            487.00
             Incorporated

    22108    Creative Integration,                 3667      1       Connectix Ram doubler                                    60.00
             Incorporated

    22107    Creative Integration,                 3667      1       Local Talk Connector Kit                                 34.00
             Incorporated

      N/A    Creative Integration,                 3667      1       Vendor Credit                                           (75.00)
             Incorporated

19  22139    BioMedic Data                      9521848      1       Implantable Programmable          515-0104              950.00
             Systems Inc.                                            Temperature


20  22094    VWR Scientific                    35006540      1       Dataplate Hot Plate/Stir            4660                480.00

21  22137    VWR Scientific                    35006540      1       PH Meter                          C0017339              960.00

22                                                                                                    GRAND TOTAL         47,191.91



Debtor  /s/ MPN (Initials)    Secured Party    /s/ BBK   (Initials)            2 of 2
       ---------                            ------------

LEASE MANAGEMENT SERVICES, INC.

                                 SCHEDULE 02 TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10787
                                     BETWEEN
                          IRORI INCORPORATED, AS DEBTOR
                                       AND
                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY


ATTACHED TO AND MADE A PART OF EQUIPMENT FINANCING AGREEMENT NUMBER 10787, BY AND BETWEEN SECURED PARTY AND DEBTOR ("AGREEMENT") WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE AGREEMENT AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION THEREOF, AND, IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.


1. EQUIPMENT DESCRIPTION:         See Attached Exhibit "A"

2. PROCEEDS AMOUNT:               $56,437.03

3. INSTALLMENT PAYMENTS:          Except as otherwise provided in the Agreement
                                  or in this Schedule, the undersigned Debtor promises to repay the Advance Amount, with interest as follows:

$1,551.00 per month due on the first day of each month for Forty-Two (42) consecutive months, beginning on December 1, 1995, followed by a payment of $8,466.00 on June 1, 1999.

4. EQUIPMENT LOCATION:            11025 North Torrey Pines Road, # 100
                                  La Jolla, CA 92037

5. OTHER PROVISIONS:              N/A

Dated: 11/30/95
       ----------------

DEBTOR:                                          SECURED PARTY:
IRORI INCORPORATED                               LEASE MANAGEMENT SERVICES, INC.

By:  /s/  Michael P. Nova                        By: /s/  Barbara B. Kaiser
     ---------------------------                     ------------------------
                                                     Barbara B. Kaiser

Title: President, CEO                            Title: EVP/General Manager
       -------------------------                        ---------------------

LEASE MANAGEMENT SERVICES, INC.


                                    EXHIBIT A

Attached to and forming a part of the following documents: Schedule Number 02 of Equipment Financing Agreement Number 10787, Certificate of Acceptance and the UCC Financing Statement(s) pertaining to the referenced Loan Schedule, and any addenda thereto by and between LEASE MANAGEMENT SERVICES, INC., as Secured Party, and IRORI INCORPORATED, as Debtor. The Loan Schedule referenced above is incorporated herein by this reference. All Terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement. Debtor is hereby directed to contact the Supplier of the Equipment for a description of any rights Debtor may have under the Supply Contract covering the Equipment.


       COLLATERAL AS MORE FULLY DESCRIBED ON THE TWO (2) PAGE EXHIBIT A-1
                     ATTACHED HERETO AND MADE A PART HEREOF.



                                       TOTAL PURCHASE PRICE $56,437.03









Debtor:     /s/  MPN           (Initials)
        ---------------------
Secured Party:   /s/  BBK      (Initials)
              ---------------

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-02



     LMSI
ROW  TAG #           VENDOR                     INVOICE #   QTY          DESCRIPTION                 SERIAL NUMBER          AMOUNT
--- ------   -------------------------       -------------  ---      ---------------------           -------------         --------
 1  33247    Ficom Corporation                119413         1       Vodavi 4896 System              B0006229             4,856.00

 1  33250    Ficom Corporation                119413         1       12 Port Digital Station                                597.00
                                                                     Board

 1  33251    Ficom Corporation                119413         1       12 Port Single Line Station                            688.00
                                                                     Board

 1  33248    Ficom Corporation                119413         1       Tri-output Power Supply         B0007284               376.00

 1  33249    Ficom Corporation                119413         1       Quad DTMF Receiver                                     194.00

 1  33238    Ficom Corporation                119413         1       Executive Display/Speaker       41201415               259.00
                                                                     Phone

 1  33266    Ficom Corporation                119413         1       Executive Display/Speaker       41201372               259.00
                                                                     Phone

 1  33267    Ficom Corporation                119413         1       48 Button DSS Console           41200015               259.00

 1  33246    Ficom Corporation                119413         1       Enhanced Speaker Telephones     41018288               206.52

 1  33245    Ficom Corporation                119413         1       Enhanced Speaker Telephones     41018296               206.52

 1  33253    Ficom Corporation                119413         1       Enhanced Speaker Telephones     41018713               206.52

 1  33243    Ficom Corporation                119413         1       Enhanced Speaker Telephones     50500347               206.52

 1  33244    Ficom Corporation                119413         1       Enhanced Speaker Telephones     41018708               206.52

 1  33242    Ficom Corporation                119413         1       Enhanced Speaker Telephones     50500192               206.52

 1  33241    Ficom Corporation                119413         1       Enhanced Speaker Telephones     50500188               206.52

 1  33236    Ficom Corporation                119413         1       Enhanced Speaker Telephones     41018300               206.52

 1  33268    Ficom Corporation                119413         1       Enhanced Speaker Telephones     41018282               206.52

 1  33239    Ficom Corporation                119413         1       Enhanced Speaker Telephones     50500213               206.52

 1  33237    Ficom Corporation                119413         1       Enhanced Speaker Telephones     40707926               206.52

 1  33240    Ficom Corporation                119413         1       Enhanced Speaker Telephones     50500187               206.52

 1  33265    Ficom Corporation                119413         1       Enhanced Speaker Telephones     50500290               206.47

 2  33279    Chemglass                    0017082-IN         1       5-Port R Vacuum Manifold           N/A                 304.45

 3  33282    BioMedic Data Systems Inc.      9521826         1       Programmable Console System     51S-0104             4,795.00

 3  33283    BioMedic Data Systems Inc.      9521826         1       Implantable Programmable         072595                950.00
                                                                     Temperature Transponder

 4  33269    Genie Corp.                        2087         1       Flammable Cabinets                 N/A                 850.00

 4  33270    Genie Corp.                        2087         1       Flammable Cabinets                 N/A                 850.00

 4  33271    Genie Corp.                        2087         1       Flammable Cabinets                 N/A                 850.00

 4  33272    Genie Corp.                        2087         1       Flammable Cabinets                 N/A                 850.00

 5  33252    Cousins                      IRORC00057         1       Refrigerator                    SM800847               370.00

 6  33276    Black Box Corporation            522148         1       PC-Reader                      DA015919542             565.00

 6  33279    Black Box Corporation            522148         1       PC-Reader                      DA025919557             565.00

 7  33261    Fisher Scientific               8853230         1       Centrific Centrifuge           5N-50800322             798.92
                                                                     120V 60HZ

 7  33281    Fisher Scientific               8853230         1       Horizontal Rotor 4PL50ML                               330.00

 7  33260    Fisher Scientific               8853230         1       Orbital Shaker 115V 50/60HZ    CA07952598              733.65

 8  33274    Fisher Scientific               8897713         1       Flammable Material Storage      53677274              2,142.00
                                                                     Refrigerator

 8  33273    Fisher Scientific               8897713         1       Flammable Material Storage      VH780666              1,994.00
                                                                     Freezer


 9  33275    Fisher Scientific               9163973         1       Centrifuge Model 5415C          541B67414            1,585.00
                                                                     115V 60MZ

10  33278    Avid Marketing, Inc.              17259         1       AVID Mini Tracker Multi          040408                450.00
                                                                     Tag Reader



Debtor   /s/ MPN    (Initials)    Secured Party    /s/ BBK      (Initials)            1 of 2
       ------------                             ---------------

     LMSI
ROW  TAG #           VENDOR                     INVOICE #   QTY          DESCRIPTION                 SERIAL NUMBER          AMOUNT
--- ------   -------------------------       -------------  ---      ---------------------           -------------         --------
11  33254    VWR Scientific                 37138480         1       Air Pump 115V 60HZ              AC8102178            1,081.13

12  33255    VWR Scientific                 34604370         2       5-Leg Chair w/Foot Ring          52875-1               290.00

13  33280    VWR Scientific                 34582390         1       Mixer, Rotomix Model 48215T   552950795027             192.60

14  33256    VWR Scientific                 34300760         1       Dry Block Heater                  1073                 140.80

15  33264    Forma Scientific                2515960         1       Lab Incubator 2-Auto CO2       30781-8503            5,741.10

16  33262    The Baker Company              00076759         1       SG5, UV&Mag Hood                  54734              6,413.50

17  33263    A.G. Heinze Incorporated          92437         1       TMS Body w/Trinocular             21024              3,443.35

17  33257    A.G. Heinze Incorporated          92437         1       Alphaphot 2 Binocular            176873              1,468.62

18  33258    A.G. Heinze Incorporated          92608         1       Objective Lense                  176873                584.80

19  33259    E.I. Du Pont De Nemours      A271011589         1       RT6000D Digital Centrifuge       9504046             7,925.40


                                                                                                     GRAND TOTAL         $56,437.03



Debtor   /s/ MPN    (Initials)    Secured Party    /s/ BBK      (Initials)            2 of 2
       ------------                             ---------------

                       Lease Management Services, Inc.
                       2500 Sand Hill Road, Suite 101,
                       Menlo Park, CA 94025 Telephone (415)
                       854-9450 o Fax (415) 854-9457


November 21, 1995


Brenda Magill
IRORI INCORPORATED
11025 North Torrey Pines Road, Suite 100
La Jolla, CA 92037


Dear Brenda:

Enclosed are the documents for Equipment Financing Agreement Number 10787, Schedule Number 02. The Commencement date of this schedule is December 1, 1995. Please see that the documents are executed and returned.

Equipment identification labels (asset tags) are also enclosed. Please affix the asset tags to all of the equipment listed in the Exhibit A. Please acknowledge completion of labeling by listing the appropriate asset tag number in the space provided for each equipment description in Exhibit A, Sign where indicated below and return to me.


Should you have any questions, please call.

Sincerely,                                       LABELING OF EQUIPMENT
                                                 Equipment Financing Agreement
/s/  K.C.                                        Number: 10787-02
                                                 Label Number: 33236 to 33286
Kathy (Kasey) Christie
Contract Administrator                           IRORI INCORPORATED

                                                 By:     /s/  Michael P. Nova
                                                     --------------------------

                                                 Title: President, CEO
                                                        -----------------------

                                                  Date: 11/29/95
                                                        -----------------------


Enclosures



   A Subsidiary of Phoenixcor, Inc. o 65 Water Street, South Norwalk, CT 06854

LEASE MANAGEMENT SERVICES, INC.


                            CERTIFICATE OF ACCEPTANCE


Attached to and made an integral part of Schedule 02 to Equipment Financing Agreement Number 10787.

TO:    LEASE MANAGEMENT SERVICES, INC.
       2500 Sand Hill Road, Suite 101
       Menlo Park, CA 94025

                              EQUIPMENT DESCRIPTION

                            SEE ATTACHED EXHIBIT "A"



We hereby acknowledge receipt, in good condition, of the Equipment described above or on the attached, Exhibit "A". The Equipment has been properly installed and is operating satisfactorily. We hereby accept said Equipment as satisfactory in all respects for the purposes of the above Equipment Financing Agreement. Said Equipment has not been delivered or accepted on a trial basis, and is free and clear of all liens and encumbrances and adverse claims, with the exception of the security interest created herein.

We will make all payments to Secured Party, as called for in the Equipment Financing Agreement. We agree that any rights we may have against the supplier or vendor of said Equipment will not be asserted as an abatement, defense, counterclaim, or deduction against Secured Party.

All capitalized terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement referenced above,


         DO NOT SIGN OR DATE THIS FORM UNTIL THE EQUIPMENT IS RECEIVED,
              PROPERLY INSTALLED AND IS OPERATING SATISFACTORILY.




DEBTOR:
IRORI INCORPORATED


By:    /s/ Michael P. Nova
    ---------------------------------
Title: President, CEO
       ------------------------------
Date:  11/27
       ------------------------------

LEASE MANAGEMENT SERVICES, INC.


                               PAY PROCEEDS LETTER


TO:   LEASE MANAGEMENT SERVICES, INC.
      2500 Sand Hill Road, Suite 101
      Menlo Park, CA 94025



IRORI INCORPORATED, as Debtor, hereby authorizes LEASE MANAGEMENT SERVICES, INC., as Secured Party, to distribute proceeds of Schedule 02 to the Equipment Financing Agreement Number 10787, totaling $56,437.03 against equipment purchases, as follows:



             $56,437.03         Proceeds from Equipment Financing Agreement
                                Number 10787-02.

LESS:
             $ 1,551.00         Due to LEASE MANAGEMENT SERVICES, INC., to pay
                                first installment payment due December 1, 1995.

             $14,109.00         Due to LEASE MANAGEMENT SERVICES, INC., to
                                pay Security Deposit.
PLUS:
             $   248.00         Credit for Commitment fee refund.

             $41,025.03         Credit due to IRORI INCORPORATED.



DEBTOR:
IRORI INCORPORATED


By: /s/ Michael P. Nova
    ------------------------------

Title: President, CEO
       ---------------------------

Date:  11/27
       ---------------------------

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-02



     LMSI
ROW  TAG #           VENDOR                   INVOICE #     QTY             DESCRIPTION              SERIAL NUMBER         AMOUNT
--- ------   -------------------------      -------------   ---      ----------------------------    -------------        --------

 1  33247    Ficom Corporation                 119413        1       Vodavi 4896 System               B0006229            4,856.00

 1  33250    Ficom Corporation                 119413        1       12 Port Digital Station                                597.00
                                                                     Board

 1  33251    Ficom Corporation                 119413        1       12 Port Single Line                                    688.00
                                                                     Station Board

 1  33248    Ficom Corporation                 119413        1       Tri-output Power Supply          B0007284              376.00

 1  33249    Ficom Corporation                 119413        1       Quad DTMF Receiver                                     194.00

 1  33238    Ficom Corporation                 119413        1       Executive Display/Speaker        41201415              259.00
                                                                     Phone

 1  33266    Ficom Corporation                 119413        1       Executive Display/Speaker        41201372              259.00
                                                                     Phone

 1  33267    Ficom Corporation                 119413        1       48 Button DSS Console            41200015              259.00

 1  33246    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      41018288              206.52

 1  33245    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      41018296              206.52

 1  33253    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      41018713              206.52

 1  33243    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      50500347              206.52

 1  33244    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      41018708              206.52

 1  33242    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      50500192              206.52

 1  33241    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      50500188              206.52

 1  33236    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      41018300              206.52

 1  33268    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      41018282              206.52

 1  33239    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      50500213              206.52

 1  33237    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      40707926              206.52

 1  33240    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      50500187              206.52

 1  33265    Ficom Corporation                 119413        1       Enhanced Speaker Telephones      50500290              206.47

 2  33279    Chemglass                     0017082-IN        1       5-Port R Vacuum Manifold            N/A                304.45

 3  33282    BioMedic Data Systems Inc.       9521826        1       Programmable Console System      51S-0104            4,795.00

 3  33283    BioMedic Data Systems Inc.       9521826        1       Implantable Programmable           072595              950.00
                                                                     Temperature Transponder

 4  33269    Genie Corp.                         2087        1       Flammable Cabinets                  N/A                850.00

 4  33270    Genie Corp.                         2087        1       Flammable Cabinets                  N/A                850.00

 4  33271    Genie Corp.                         2087        1       Flammable Cabinets                  N/A                850.00

 4  33272    Genie Corp.                         2087        1       Flammable Cabinets                  N/A                850.00

 5  33252    Cousins                       IRORC00057        1       Refrigerator                     SM800847              370.00

 6  33276    Black Box Corporation             522148        1       PC-Reader                       DA015919542            565.00

 6  33279    Black Box Corporation             522148        1       PC-Reader                       DA025919557            565.00

 7  33261    Fisher Scientific                8853230        1       Centrific Centrifuge            5N-50800322            798.92
                                                                     120V 60HZ

 7  33281    Fisher Scientific                8853230        1       Horizontal Rotor 4PL50ML                               330.00

 7  33260    Fisher Scientific                8853230        1       Orbital Shaker 115V 50/60HZ     CA07952598             733.65

 8  33274    Fisher Scientific                8897713        1       Flammable Material Storage       53677274            2,142.00
                                                                     Refrigerator

 8  33273    Fisher Scientific                8897713        1       Flammable Material Storage       VH780666            1,994.00
                                                                     Freezer

 9  33275    Fisher Scientific                9163973        1       Centrifuge Model 5415C           541B67414           1,585.00
                                                                     115V 60MZ

10  33278    Avid Marketing, Inc.               17259        1       AVID Mini Tracker Multi           040408               450.00
                                                                     Tag Reader



Debtor   /s/ MPN     (Initials)    Secured Party  /s/ BBK    (Initials)         1 of 1
       -------------                             -----------


     LMSI
ROW  TAG #           VENDOR                   INVOICE #     QTY             DESCRIPTION              SERIAL NUMBER        AMOUNT
--- ------   -------------------------      -------------   ---      ----------------------------    -------------      ----------
11  33254    VWR Scientific                  37138480        1       Air Pump 115V 60HZ               AC8102178           1,081.13

12  33255    VWR Scientific                  34604370        2       5-Leg Chair w/Foot Ring           52875-1              290.00

13  33280    VWR Scientific                  34582390        1       Mixer, Rotomix Model 48215T    552950795027            192.60

14  33256    VWR Scientific                  34300760        1       Dry Block Heater                   1073                140.80

15  33264    Forma Scientific, Inc.           2515960        1       Lab Incubator 2-Auto CO2        30781-8503           5,741.10

16  33262    The Baker Company               00076759        1       SG5, UV&Mag Hood                   54734             6,413.50

17  33263    A.G. Heinze Incorporated           92437        1       TMS Body w/Trinocular              21024             3,443.35

17  33257    A.G. Heinze Incorporated           92437        1       Alphaphot 2 Binocular             176873             1,468.62

18  33258    A.G. Heinze Incorporated           92608        1       Objective Lense                   176873               584.80

19  33259    E.I. Du Pont De Nemours       A271011589        1       RT6000D Digital Centrifuge        9504046            7,925.40


                                                                                                    GRAND TOTAL         $56,437.03


Debtor   /s/ MPN     (Initials)    Secured Party  /s/ BBK    (Initials)         2 of 2
       -------------                             -----------

10787-02                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1.   FILE NO. OF ORIG. FINANCING     1A.  DATE OF FILING OF ORIG.      1B.  DATE OF ORIG. FINANCING      1C.  PLACE OF FILING ORIG.
     STATEMENT                            FINANCING STATEMENT               STATEMENT                         FINANCING STATEMENT
        9534560778                            12-8-95                                                         Sacramento, CA
-----------------------------------------------------------------------------------------------------------------------------------
2.   DEBTOR (LAST NAME FIRST)                                                                            2A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.
     IRORI INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
2B.  MAILING ADDRESS                                                   2C.  CITY, STATE                  2D.  ZIP CODE
     11025 NORTH TORREY PINES ROAD, SUITE 100                               LA JOLLA, CA                        92037
-----------------------------------------------------------------------------------------------------------------------------------
3.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                        3A.  SOCIAL SECURITY OR
                                                                                                              FEDERAL TAX NO.
-----------------------------------------------------------------------------------------------------------------------------------
3B.  MAILING ADDRESS                                                   3C.  CITY,  STATE                      3D.  ZIP CODE

-----------------------------------------------------------------------------------------------------------------------------------
4.   SECURED PARTY                                                                                       4A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO,.
                                                                                                              OR BANK TRANSIT AND
                                                                                                              A.B.A.  NO.
     NAME                    LEASE MANAGEMENT SERVICES, INC.
     MAILING ADDRESS         2500 SAND HILL ROAD, SUITE 101
     CITY                    MENLO PARK                 STATE  CA            ZIP CODE   94025
-----------------------------------------------------------------------------------------------------------------------------------
5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                                  5A.  SOCIAL SECURITY NO.,
     NAME                                                                                                     FEDERAL TAX NO. OR
     MAILING ADDRESS                                                                                          BANK TRANSIT AND
                                                                                                              A.B.A.  NO.
     CITY                                               STATE                ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------
6A      [ ] CONTINUATION--The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------
B       [ ] RELEASE--From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------
C       [ ] ASSIGNMENT--The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured
        Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------
D       [ ] TERMINATION--The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing
        Statement bearing the file number shown above.
-----------------------------------------------------------------------------------------------------------------------------------
E       [X] AMENDMENT--The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
        (Signature of Debtor required on all amendments.)
-----------------------------------------------------------------------------------------------------------------------------------
F       [ ] OTHER
-----------------------------------------------------------------------------------------------------------------------------------
7.
        AMEND ORIGINAL FILING TO MORE SPECIFICALLY DESCRIBE A PORTION OF THE EQUIPMENT AND PERSONAL PROPERTY SET FORTH IN THE
        ORIGINAL FILING, NAMELY, THE EQUIPMENT AND PERSONAL PROPERTY FINANCED UNDER SCHEDULE NO. 02 OF EQUIPMENT FINANCING AGREEMENT
        NO. 10787, WHICH EQUIPMENT AND PERSONAL PROPERTY IS DESCRIBED ON THE TWO (2) PAGE EXHIBIT A-1 ATTACHED HERETO AND MADE A
        PART HEREOF. THIS AMENDMENT IS NOT IN LIMITATION OF THE ORIGINAL FILING, BUT SUPPLEMENTAL THERETO.
-----------------------------------------------------------------------------------------------------------------------------------
8.                                                                            C           9. This Space for Use of Filing Officer
                                                                              O                       (Date, Time, Filing Office)
                                                                              D
                                (Date)           11/30/95                     E
                                       --------------------------------------

                    IRORI INCORPORATED
-----------------------------------------------------------------------------
                                                                              1
        By:        /s/ MICHAEL P. NOVA                        PRESIDENT, CEO
            -----------------------------------------------------------------
                SIGNATURE(S) OF DEBTOR(S)                         (TITLE)
                                                                              2
                         LEASE MANAGEMENT SERVICES, INC.
-----------------------------------------------------------------------------
                                                                              3
        By:        /s/ BARBARA B. KAISER
            -----------------------------------------------------------------
                SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)
                                                                              4
-----------------------------------------------------------------------------
                                 RETURN COPY TO
                                                                              5
                              P6-0000-141-6
ADDRESS                       LEASE MANAGEMENT SERVICES, INC.
                              2500 SAND HILL ROAD, SUITE 101                  6
                              MENLO PARK, CA  94025

                                                                              7
Filing Officer Debtors
STANDARD FORM -- FILING FEE        UNIFORM COMMERCIAL CODE -- FORM UCC.2

                                                                              8
                       Approved by the Secretary of State
                                                                              9
-----------------------------------------------------------------------------------------------------------------------------------

LEASE MANAGEMENT SERVICES, INC.


                            CERTIFICATE OF ACCEPTANCE


Attached to and made an integral part of Schedule 02 to Equipment Financing Agreement Number 10787.

TO:    LEASE MANAGEMENT SERVICES, INC.
       2500 Sand Hill Road, Suite 101
       Menlo Park, CA 94025


                              EQUIPMENT DESCRIPTION

                            SEE ATTACHED EXHIBIT "A"



We hereby acknowledge receipt, in good condition, of the Equipment described above or on the attached, Exhibit "A". The Equipment has been properly installed and is operating satisfactorily. We hereby accept said Equipment as satisfactory in all respects for the purposes of the above Equipment Financing Agreement. Said Equipment has not been delivered or accepted on a trial basis, and is free and clear of all liens and encumbrances and adverse claims, with the exception of the security interest created herein.

We will make all payments to Secured Party, as called for in the Equipment Financing Agreement. We agree that any rights we may have against the supplier or vendor of said Equipment will not be assented as an abatement, defense, counterclaim, or deduction against Secured Party.

All capitalized terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement referenced above.

         DO NOT SIGN OR DATE THIS FORM UNTIL THE EQUIPMENT IS RECEIVED,
              PROPERLY INSTALLED AND IS OPERATING SATISFACTORILY.


DEBTOR:
IRORI INCORPORATED


By:  /s/ Michael P. Nova
     -------------------------------
Title: President, CEO
       -----------------------------
Date:  11/27
       -----------------------------

LEASE MANAGEMENT SERVICES, INC.


                               PAY PROCEEDS LETTER



TO:     LEASE MANAGEMENT SERVICES, INC.
        2500 Sand Hill Road, Suite 101
        Menlo Park, CA 94025


IRORI INCORPORATED, as Debtor, hereby authorizes LEASE MANAGEMENT SERVICES, INC., as Secured Party, to distribute proceeds of Schedule 02, to the Equipment Financing Agreement Number 10787, totaling $56,437.03 against equipment purchases, as follows:



                $56,437.03        Proceeds from Equipment Financing
                                  Agreement Number 10787-02.

LESS:

                $ 1,551.00        Due to LEASE MANAGEMENT SERVICES, INC.,
                                  to pay first installment payment due
                                  December 1, 1995.

                $14,109.00        Due to LEASE MANAGEMENT SERVICES, INC.,
                                  to pay Security Deposit.
PLUS:
                $   248.00        Credit for Commitment fee refund.

                $41,025.03        Credit due to IRORI INCORPORATED.



DEBTOR:
IRORI INCORPORATED


By:  /s/ Michael P. Nova
     -------------------------------

Title: President, CEO
       -----------------------------

Date:  11/27
       -----------------------------

                         Lease Management Services, Inc.
                         2500 Sand Hill Road, Suite 101, Menlo Park, CA 94025 Telephone (415) 854-9450 o Fax (415) 854-9457


November 21, 1995


Brenda Magill
IRORI INCORPORATED
11025 North Torrey Pines Road, Suite 100
La Jolla, CA 92037


Dear Brenda:

Enclosed are the documents for Equipment Financing Agreement Number 10787, Schedule Number 02. The Commencement date of this schedule is December 1, 1995. Please see that the documents are executed and returned.

Equipment identification labels (asset tags) are also enclosed. Please affix the asset tags to all of the equipment listed in the Exhibit A. Please acknowledge completion of labeling by listing the appropriate asset tag number in the space provided for each equipment description in Exhibit A, Sign where indicated below and return to me.

Should you have any questions, please call.



Sincerely,                                   LABELING OF EQUIPMENT
                                             Equipment Financing Agreement
/s/ K.C.                                     Number: 10787-02
                                             Label Number: 33236 to 33286


Kathy (Kasey) Christie                       IRORI INCORPORATED
Contract Administrator
                                             By: /s/ Michael P. Nova
                                                 ------------------------------

                                             Title: President, CEO
                                                    ---------------------------

                                             Date:  11/29/95
                                                    ---------------------------




Enclosures



   A Subsidiary of Phoenixcor, Inc. o 65 Water Street, South Norwalk, CT 06854

LEASE MANAGEMENT SERVICES, INC.


                                 SCHEDULE 03 TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10787
                                     BETWEEN
                          IRORI INCORPORATED, AS DEBTOR
                                       AND
                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY



ATTACHED TO AND MADE A PART OF EQUIPMENT FINANCING AGREEMENT NUMBER 10787, BY AND BETWEEN SECURED PARTY AND DEBTOR ("AGREEMENT") WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE AGREEMENT AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION THEREOF, AND, IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.


1. EQUIPMENT DESCRIPTION:         See Attached Exhibit "A"

2. PROCEEDS AMOUNT:               $105,426.86

3. INSTALLMENT PAYMENTS:          Except as otherwise provided in the Agreement
                                  or in this Schedule, the undersigned Debtor promises to repay the Advance Amount, with interest as follows:

$2,880.00 per month due on the first day of each month for Forty-Two (42) consecutive months, beginning on January 1, 1996, followed by a payment of $15,814.00 on July 1, 1999.

4. EQUIPMENT LOCATION:            11025 North Torrey Pines Road, # 100
                                  La Jolla, CA 92037

5. OTHER PROVISIONS:              N/A



Dated:        11/10/96
      ------------------------------



DEBTOR:                                      SECURED PARTY:
IRORI INCORPORATED                           LEASE MANAGEMENT SERVICES, INC.


By:  /s/ Michael P. Nova                     By:    /s/ BARBARA B. KAISER
     -------------------------------             ------------------------------
                                                 Barbara B.  Kaiser



Title: CEO                                    Title: EVP/General Manager
       -----------------------------                 --------------------------

LEASE MANAGEMENT SERVICES, INC.



                            CERTIFICATE OF ACCEPTANCE


Attached to and made an integral part of Schedule 03 to Equipment Financing Agreement Number 10787.



TO:   LEASE MANAGEMENT SERVICES, INC.
      2500 Sand Hill Road, Suite 101
      Memo Park, CA 94025


                              EQUIPMENT DESCRIPTION

                            SEE ATTACHED EXHIBIT "A"



We hereby acknowledge receipt, in good condition, of the Equipment described above or on the attached Exhibit "A". The Equipment has been properly installed and is operating satisfactorily. We hereby accept said Equipment as satisfactory in all respects for the purposes of the above Equipment Financing Agreement. Said Equipment has not been delivered or accepted on a trial basis, and is free and clear of all liens and encumbrances and adverse claims, with the exception of the security interest created herein.

We will make all payments to Secured Party, as called for in the Equipment Financing Agreement. We agree that any rights we may have against the supplier or vendor of said Equipment will not be asserted as an abatement, defense, counterclaim, or deduction against Secured Party.

All capitalized terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement referenced above.



         DO NOT SIGN OR DATE THIS FORM UNTIL THE EQUIPMENT IS RECEIVED,
              PROPERLY INSTALLED AND IS OPERATING SATISFACTORILY.



DEBTOR:
IRORI INCORPORATED


By:  /s/ Michael P. Nova
     -------------------------------

Title: CEO
       -----------------------------

Date:  1/10/96
       -----------------------------

LEASE MANAGEMENT SERVICES, INC.


                               PAY PROCEEDS LETTER



TO:    LEASE MANAGEMENT SERVICES, INC.
       2500 Sand Hill Road, Suite 101
       Menlo Park, CA 94025



IRORI INCORPORATED, as Debtor, hereby authorizes LEASE MANAGEMENT SERVICES, INC., as Secured Party, to distribute proceeds of Schedule 03 to the Equipment Financing Agreement Number 10787, totaling $105,426.86 against equipment purchases, as follows:



                $105,426.86       Proceeds from Equipment Financing
                                  Agreement Number 10787-03.
LESS:
                $  2,880.00       Due to LEASE MANAGEMENT SERVICES, INC., to
                                  pay first installment payment
                                  due January 1, 1996.

                $ 26,357.00       Due to LEASE MANAGEMENT SERVICES, INC.,
                                  to pay Security Deposit.

                $ 42,000.00       Due to LEASE MANAGEMENT SERVICES, INC., for
                                  reimbursement on Interim Promissory Note
                                  Number IRONINC953.

                $    170.80       Due to LEASE MANAGEMENT SERVICES, INC.,
                                  for interest due on Interim Promissory Note
                                  Number IRONINC953.
PLUS:
                $    464.00       Credit for Commitment fee refund.

                $ 34,483.06       Credit due to IRORI INCORPORATED.



DEBTOR:
IRORI INCORPORATED


By:  /s/ Michael P. Nova
     -------------------------------

Title: CEO
       -----------------------------

Date:  1/10/96
       -----------------------------

LEASE MANAGEMENT SERVICES, INC.


                                    EXHIBIT A


Attached to and forming a part of the following documents: Schedule Number 03 of Equipment Financing Agreement Number 10787, Certificate of Acceptance and the UCC Financing Statement(s) pertaining to the referenced Loan Schedule, and any addenda thereto by and between LEASE MANAGEMENT SERVICES, INC., as Secured Party, and IRORI INCORPORATED, as Debtor. The Loan Schedule referenced above is incorporated herein by this reference. All Terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement. Debtor is hereby directed to contact the Supplier of the Equipment for a description of any rights Debtor may have under the Supply Contract covering the Equipment.




       COLLATERAL AS MORE FULLY DESCRIBED ON THE ONE (1) PAGE EXHIBIT A-1
                    ATTACHED HERETO AND MADE A PART HEREOF.



                                  TOTAL PURCHASE PRICE        $105,426.86





Debtor:   /s/ MPN    (Initials)
       -------------
Secured Party: /s/ BBK   (Initials)
              -----------

                         LEASE MANAGEMENT SERVICES, INC.


                                                                    CREDIT MEMO

2500 Sand Hill Road, Suite 101, Menlo Park, CA.  94025

Irori Incorporated
11025 North Torrey Pines Road, #100
La Jolla, CA 92037
                                                   CREDIT MEMO #       10787-03
                                                           DATE        09-Jan-96


QUANTITY                                     DESCRIPTION                                 PRICE                 AMOUNT
-----------------    ------------------------------------------------------------    --------------    ----------------------
                      RE:  EQUIPMENT FINANCING AGREEMENT NO.            10787-03
                     -----------------------------------------------------------

                      First Month's Rent:                              $2,880.00
                      Security Deposit:                               $26,357.00
                      Advance made on IP Note IROINC953               $42,000.00
                      Interest due on Note IROINC953                     $170.80
                      Non-Financeable Items:
                       Freight/Install/Labor                             $225.81
                       Sales Tax                                       $2,748.25
                       Softcost/Disposables                              $306.78
                      PLUS:
                      Vendor Prepayments                            ($108,707.70)
                      Prorata Commitment Fee                            ($464.00)
                       TOTAL                                         ($34,483.06)

                                                                                                       ----------------------

If you have any questions concerning this credit,             CHECK PAYABLE TO:                              ($34,483.06)
call:  (415) 854-9450.                                        Irori Incorporated
                                                                                                       ----------------------



                          THANK YOU FOR YOUR BUSINESS!

                         Lease Management Services, Inc.
                         2500 Sand Hill Road, Suite 101,
                         Menlo Park, CA 94025 Telephone (415)
                         854-9450 o Fax (415) 854-9457


January 9, 1996


Brenda Magill
Irori Incorporated
11025 North Torrey Pines Road, Suite 100
La Jolla, CA 92037


Dear Brenda:

Enclosed are the documents for Equipment Financing Agreement Number 10787 Schedule Number 03. The Commencement date of this schedule is January 1, 1996.

Equipment identification labels (asset tags) are also enclosed. Please affix the asset tags to all of the equipment listed in the Exhibit A. Please acknowledge completion of labeling by listing the appropriate asset tag number in the space provided for each equipment description in Exhibit A. Sign where indicated below and return to me.

Should you have any questions, please call.

Sincerely,                                    LABELING OF EQUIPMENT
                                              Equipment Financing Agreement
/s/ Wendy Ritz                                Number: 10787-03
                                              Label Number:_________________
Wendy Ritz                                    IRORI INCORPORATED
Sr. Contract Administrator
                                              By: /s/ Michael P. Nova
                                                  -----------------------------

                                              Title:  CEO
                                                     --------------------------
                                              Date:   1/10/96
                                                     --------------------------


Enclosures


  A Subsidiary of Phoenixcor, Inc. o 65 Water Street, South Norwalk, CT 06854

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-03

 LMSI
 TAG #          VENDOR                        INVOICE #    QTY       DESCRIPTION                  SERIAL NUMBER        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 22249    VWR Scientific                        36511410    1    Ice Flaker with bin                846822-01M         2,463.63
 22258    VWR Scientific                        37897740    1    Buchi Rotovapor                      1002641          2,899.00
 22255    RAG Electronics, Inc.                   070611    1    Tektronix Probe Oscilloscope         B020613          7,390.00
 22256    RAG Electronics, Inc.                   070611    1    Fluke 87 DMM                        64310091            315.00
 22257    RAG Electronics, Inc.                   070611    1    Topward 6306D Power Supply           977215             879.00
 22260    DepoTech Corporation                       001    1    Receptionist Desk & Work Area          N/A            3,500.00
 22253    E.I. DuPont DeNemours & Co.         A271141679    1    Ultra Centrifuge                     9501119         18,239.00
 22254    Parsons Airgas                          743705    1    Liquid Nitrogen Freezer System      566017L9          5,637.50
 22250    McMaster-Carr                          8346301    1    Combination Vise                       N/A              298.45
 22261    McMaster-Carr                          8382499    1    Work Bench 60" Wide x 30" Deep         N/A              272.88
 22262    McMaster-Carr                          8382499    1    Work Bench 48" Wide x 30" Deep         N/A              233.41
 22259    Curtin Matheson Scientific, Inc.       6868342    1    Drying Rack                            N/A              312.00
 22251    PBA Technology                      0000002254    1    Robot/Basic PBA Flexys system
                                                                 w/syringe pump pipette                10022          62,200.00
 22252    PBA Technology                     0000002280B    1    Parallel Card for Robot                N/A              786.99

                                                                                                       TOTAL         105,426.86



Debtor /s/ MPN (Initials)   Secured Party /s/ BBK (Initials)   1 of 1
      ---------                          ---------

                               STATE OF CALIFORNIA
         UNIFORM COMMERCIAL CODE--FINANCING STATEMENT CHANGE--FORM UCC-2
           IMPORTANT--READ INSTRUCTIONS ON BACK BEFORE COMPLETING FORM

10787-03                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1.   FILE NO. OF ORIG. FINANCING     1A.  DATE OF FILING OF ORIG.      1B.  DATE OF ORIG. FINANCING      1C.  PLACE OF FILING ORIG.
     STATEMENT                            FINANCING STATEMENT               STATEMENT                         FINANCING STATEMENT
       9534560078                          12-8-95
-----------------------------------------------------------------------------------------------------------------------------------

2.   DEBTOR (LAST NAME FIRST)                                                                            2A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.
     IRORI INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------

2B.  MAILING ADDRESS                                                   2C.  CITY, STATE                  2D.  ZIP CODE
     11025 NORTH TORREY PINES ROAD, SUITE 100                               LA JOLLA, CA                        92037
-----------------------------------------------------------------------------------------------------------------------------------

3.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                        3A.  SOCIAL SECURITY OR
                                                                                                              FEDERAL TAX NO.
-----------------------------------------------------------------------------------------------------------------------------------

3B.  MAILING ADDRESS                                                   3C.  CITY,  STATE                      3D.  ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

4.   SECURED PARTY                                                                                       4A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO,.
                                                                                                              OR BANK TRANSIT AND
                                                                                                              A.B.A.  NO.
     NAME                    LEASE MANAGEMENT SERVICES, INC.
     MAILING ADDRESS         2500 SAND HILL ROAD, SUITE 101
     CITY                    MENLO PARK                 STATE  CA            ZIP CODE   94025
-----------------------------------------------------------------------------------------------------------------------------------

5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                                  5A.  SOCIAL SECURITY NO.,
     NAME                                                                                                     FEDERAL TAX NO. OR
     MAILING ADDRESS                                                                                          BANK TRANSIT AND
                                                                                                              A.B.A.  NO.
     CITY                                               STATE                ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

6A      [ ] CONTINUATION--The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

B       [ ] RELEASE--From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

C       [ ] ASSIGNMENT--The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured
        Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

D       [ ] TERMINATION--The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing
        Statement bearing the file number shown above.
-----------------------------------------------------------------------------------------------------------------------------------

E       [X] AMENDMENT--The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
        (Signature of Debtor required on all amendments.)
-----------------------------------------------------------------------------------------------------------------------------------

F       [ ] OTHER
-----------------------------------------------------------------------------------------------------------------------------------
7.
        AMEND ORIGINAL FILING TO MORE SPECIFICALLY DESCRIBE A PORTION OF THE EQUIPMENT AND PERSONAL PROPERTY SET FORTH IN THE
        ORIGINAL FILING, NAMELY, THE EQUIPMENT AND PERSONAL PROPERTY FINANCED UNDER SCHEDULE NO. 03 OF EQUIPMENT FINANCING AGREEMENT
        NO. 10787, WHICH EQUIPMENT AND PERSONAL PROPERTY IS DESCRIBED ON THE ONE (1) PAGE EXHIBIT A-1 ATTACHED HERETO AND MADE A
        PART HEREOF. THIS AMENDMENT IS NOT IN LIMITATION OF THE ORIGINAL FILING, BUT SUPPLEMENTAL THERETO.
-----------------------------------------------------------------------------------------------------------------------------------
8.                                                                            C           9. This Space for Use of Filing Officer
                                                                              O                       (Date, Time, Filing Office)
                                                                              D
                                (Date)        1/10      1996                  E
                                       --------------------------------------

                    IRORI INCORPORATED
-----------------------------------------------------------------------------
                                                                              1
        By:        /s/ MICHAEL P. NOVA                           1/10/96
            ----------------------------------------------------------------- 2
                SIGNATURE(S) OF DEBTOR(S)                         (TITLE)
                                                                              3
                         LEASE MANAGEMENT SERVICES, INC.
----------------------------------------------------------------------------- 4

        By:  /s/ BARBARA B. KAISER                                EUP/GM      5
            -----------------------------------------------------------------
                SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)     6

----------------------------------------------------------------------------- 7
                                 RETURN COPY TO
                                                                              8
                              P6-0000-141-6
ADDRESS                       LEASE MANAGEMENT SERVICES, INC.                 9
                              2500 SAND HILL ROAD, SUITE 101
                              MENLO PARK, CA  94025

Filing Officer Debtors
STANDARD FORM -- FILING FEE       UNIFORM COMMERCIAL CODE -- FORM UCC.2

                       Approved by the Secretary of State
-----------------------------------------------------------------------------------------------------------------------------------


LEASE MANAGEMENT SERVICES, INC.

                                 SCHEDULE 04 TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10787
                                     BETWEEN
                          IRORI INCORPORATED, AS DEBTOR
                                       AND
                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY

ATTACHED TO AND MADE A PART OF EQUIPMENT FINANCING AGREEMENT NUMBER 10787, BY AND BETWEEN SECURED PARTY AND DEBTOR ("AGREEMENT") WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE AGREEMENT AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION THEREOF, AND, IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.


1. EQUIPMENT DESCRIPTION:  See Attached Exhibit "A"
2. PROCEEDS AMOUNT:        $138,474.53
3. INSTALLMENT PAYMENTS:   Except as otherwise provided in the Agreement or in
                           this Schedule, the undersigned Debtor promises to repay the Advance Amount, with interest as follows:

$4,161.00 per month due on the first day of each month for Forty-Two (42) consecutive months, beginning on January 1, 1995, followed by a payment of $1.00 on July 1, 1999.

4. EQUIPMENT LOCATION:     11025 North Torrey Pines Road, # 100
                           La Jolla, CA 92037

5. OTHER PROVISIONS:       N/A

Dated: 11/16/96
       -----------------------------
DEBTOR                                      SECURED PARTY
IRORI INCORPORATED                          LEASE MANAGEMENT SERVICES, INC.
By:  /s/ Michael P. Nova                    By: /s/ BARBARA B. KAISER
    --------------------------------            --------------------------------
                                                   Barbara B. Kaiser

Title: 11/16/96                             Title:  EVP/General Manager
       -----------------------------            --------------------------------

LEASE MANAGEMENT SERVICES, INC.


                               PAY PROCEEDS LETTER

TO:       LEASE MANAGEMENT SERVICES, INC.
          2500 Sand Hill Road, Suite 101
          Menlo Park, CA 94025

IRORI INCORPORATED, as Debtor, hereby authorizes LEASE MANAGEMENT SERVICES, INC., as Secured Party, to distribute proceeds of Schedule 04, to the Equipment Financing Agreement Number 10787, totaling $$138,474.53 against equipment purchases, as follows:

       $138,474.53  Proceeds from Equipment Financing Agreement Number 10787-04.

LESS:

         $4,161.00  Due to LEASE MANAGEMENT SERVICES, INC., to pay first installment payment due January 1, 1995.

        $41,542.00  Due to LEASE MANAGEMENT SERVICES, INC., to pay Security
                    Deposit.

        $54,442.00  Due to Weather Engineering to pay the balance due on
                    Invoice 12462.

PLUS:
           $609.00  Credit for Commitment fee refund.

        $38,938.53  Credit due to IRORI INCORPORATED.

DEBTOR:
IRORI INCORPORATED
By:  /s/ Michael P. Nova
    -------------------------------
Title: CEO
    -------------------------------
Date:  11/16/96
    -------------------------------

LEASE MANAGEMENT SERVICES, INC.


                                    EXHIBIT A

Attached to and forming a part of the following documents: Schedule Number 04 of Equipment Financing Agreement Number 10787, Certificate of Acceptance and the UCC Financing Statement(s) pertaining to the referenced Loan Schedule, and any addenda thereto by and between LEASE MANAGEMENT SERVICES, INC., as Secured Party, and IRORI INCORPORATED, as Debtor. The Loan Schedule referenced above is incorporated herein by this reference. All Terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement. Debtor is hereby directed to contact the Supplier of the Equipment for a description of any rights Debtor may have under the Supply Contract covering the Equipment.


LEASEHOLD, INCLUDING, BUT NOT LIMITED TO:
GENERAL REQUIREMENTS, HVAC, PLUMBING, ELECTRICAL, ENGINEERING, DESIGN WORK, ETC.



                              TOTAL PURCHASE PRICE                $138,474.53







Debtor:         s/ MPN      (Initials)
        -------------------
Secured Party: /s/ BBK         (Initials)
              ----------------

                         LEASE MANAGEMENT SERVICES, INC.


                                                                    CREDIT MEMO

2500 Sand Hill Road, Suite 101, Menlo Park, CA.  94025

Irori Incorporated
11025 North Torrey Pines Road, #100
La Jolla, CA 92037
                                                   CREDIT MEMO #       10787-04
                                                           DATE        12-Jan-96


QUANTITY                                     DESCRIPTION                                 PRICE                 AMOUNT
-----------------    ------------------------------------------------------------    --------------    ----------------------
                      RE:  EQUIPMENT FINANCING AGREEMENT NO.            10787-04
                     -----------------------------------------------------------

                      First Month's Rent:                              $4,161.00
                      Security Deposit:                               $41,542.00
                      Non-Financeable Items:
                       Freight/Install/Labor                               $0.00
                       Sales Tax                                           $0.00
                       Softcost/Disposables                                $0.00
                      PLUS:
                      Vendor Prepayments                             ($84,032.53)
                      Prorata Commitment Fee                            ($609.00)
                                                                     -----------
                       TOTAL                                         ($38,938.53)

                                                                                                       ----------------------

If you have any questions concerning this credit,             CHECK PAYABLE TO:
call:  (415) 854-9450.                                        Irori Incorporated                             ($38,938.53)

                                                                                                       ----------------------



                          THANK YOU FOR YOUR BUSINESS!

LEASE MANAGEMENT SERVICES, INC.


                            CERTIFICATE OF ACCEPTANCE

Attached to and made an integral part of Schedule 04 to Equipment Financing Agreement Number 10787.

TO:    LEASE MANAGEMENT SERVICES, INC.
       2500 Sand Hill Road, Suite 101
       Memo Park, CA 94025

                              EQUIPMENT DESCRIPTION

                            SEE ATTACHED EXHIBIT "A"

We hereby acknowledge receipt, in good condition, of the Equipment described above or on the attached Exhibit "A". The Equipment has been properly installed and is operating satisfactorily. We hereby accept said Equipment as satisfactory in all respects for the purposes of the above Equipment Financing Agreement. Said Equipment has not been delivered or accepted on a trial basis, and is free and clear of all liens and encumbrances and adverse claims, with the exception of the security interest created herein.

We will make all payments to Secured Party, as called for in the Equipment Financing Agreement. We agree that any rights we may have against the supplier or vendor of said Equipment will not be assented as an abatement, defense, counterclaim, or deduction against Secured Party.

All capitalized terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement referenced above.

         DO NOT SIGN OR DATE THIS FORM UNTIL THE EQUIPMENT IS RECEIVED,
              PROPERLY INSTALLED AND IS OPERATING SATISFACTORILY.

DEBTOR:
IRORI INCORPORATED
By:  /s/ Michael P. Nova
    ---------------------------
Title:  CEO
       ------------------------
Date:  1/6/96
      -------------------------

                             INTERIM PROMISSORY NOTE

Interim Promissory Note Number IROINC953
Amount $42,000.00

For Value Received, the undersigned promises to pay, in lawful money of the United States of America, to Lease Management Services, Inc. the sum of Forty-Two Thousand & 00/100 on demand with interest at a rate equal to 14.64 % percent, commencing on the date of funding (the date Payee advanced the principle sum hereof.) Payment in full is due on or before January 31, 1996.

The principal amount of this Note shall cease to be due and payable on the date the undersigned executes all necessary Lease/Equipment Financing Schedule documents ("Agreements"), and the principal portion of this Note shall be deemed paid in full, however, interest shall accrue until the Rental Commencement Date of the Agreements and is due and payable monthly.

In the Event of commencement of suit to enforce payment of this Note, the undersigned agrees to pay such additional sums for attorney's fees and court costs as any court of competent jurisdiction may adjudge reasonable.

Irori Incorporated agrees that the proceeds of this Note shall be paid to Irori Incorporated for reimbursement for equipment purchase made from PBA Technology.

IRORI INCORPORATED

By:  /s/ Michael P. Nova
    ---------------------------
    Michael P. Nova, M.D.

Title: President and CEO
       ------------------------
Date:  12/21/95
       ------------------------

                                              PBA
                              Unit 3, Forge Close,                                         ----INVOICE----
                                  Little End Road,
                          Eaten Socon., St. Neets,
                                  Cambs, PE19 3TP
                          Telephone: 01480 474344
                            Facsimile 01480 471660
                                Reg No.  02315315


----------------------------------------------------                       ----------------------------------------------
IRORI QUANTUM MICROCHEMISTRY                                                       Invoice No:            0000002280
11025 NORTH TORRWY PINES ROAD
SUITE 100                                                                               Date:            13-Dec-95
LA JOLLA
CA 92037,  U.S.A.            IRORI                                                  Due date:

                                                                                    Order No:            1133


                                                                              Current Balance                    12169.50
-------------------------------------------------------------------------------------------------------------------------
Qty               Description                                                    Price each                  Total
-------------------------------------------------------------------------------------------------------------------------
 1                PIC PARALLEL CARD (DESPATCH NOTE 573)                            787.00                    787.00
 1                POSTAGE VIA DHL                                                   30.96                     30.96


                              Equipment   =        787
                                                 1.566
                                              --------
                              US$         =   1,232.44   leaseline


                              Postage     =      30.96
                                                 1.566
                                              --------
                              US$         =      48.48
                                              --------

Deliver To:
----------------------------------------------------                       ----------------------------------------------
                                                                                     GOODS TOTAL                   817.96

                                                                                       VAT TOTAL                     0.00

                                                                                   INVOICE TOTAL
----------------------------------------------------                       ----------------------------------------------


Date:      December 20, 1995                             Pages:  5

To:        Wendy
           Lease Management
           1-415-854-9457

From:      Brenda Magill
           IRORI

Subject:   Robot purchase, promissory note

Following are copies of the invoices for our purchase of the robot. We are awaiting confirmation of the exact US dollar amount due and will wire transfer the balance on Friday. Additionally, I have included a copy of our money market statement where we transferred the initial deposit for the robot.

As you indicated we can not get all the paperwork done by December 31st, but can get a promissory note done to reimburse IRORI the balance. My estimate of the amount due is as follows:

Robotics system in                                             40,506.03
Conversion factor                                                  1.566
                                                              ----------
Price of robot in US $                                        $63,432.44
Advance rate for lease                                                75%
                                                              ----------
Advance to IRORI                                              $47,574,33

Less sales and use tax to be paid by Lease Management          (4,440.27)
                                                              ----------
Estimate of amount due to IRORI                               $43,134.06
                                                              ----------

I expect only a small difference between the estimate above and our final payment. If we set up the promissory note for $42,000, we will ensure not to borrow in excess of the amount ultimately to be paid.

Please call with any questions.



                                              PBA
                              Unit 3, Forge Close,                                         ----INVOICE----
                                  Little End Road,
                          Eaten Socon., St. Neets,
                                  Cambs, PE19 3TP
                          Telephone: 01480 474344
                            Facsimile 01480 471660
                                Reg No.  02318315

                                                                           ----------------------------------------------
                                                                                    VAT Regd. No. 68 608 7004 55

----------------------------------------------------                       ----------------------------------------------
IRORI QUANTUM MICROCHEMISTRY                                                       Invoice No:            0000002254
11025 NORTH TORRWY PINES ROAD
SUITE 100                                                                               Date:            24 Nov 95
LA JOLLA
CA 92037,  U.S.A.            IRORI                                                  Due date:

                                                                                    Order No:            1133


                                                                              Current Balance                  -28785.60
-------------------------------------------------------------------------------------------------------------------------
Qty               Description                                                    Price each                  Total
-------------------------------------------------------------------------------------------------------------------------
 1                Basic PBA Flexys                                               29054.91                  29054.91
 1                Syringe Pump                                                    5747.13                   5747.13
 1                Pipette Head                                                    4916.99                   4916.99
 1                (Despatch Note 549 & Airway Bill No A1547002
                  One Pic Parallel Card to follow
                  Currency Rate of Exchange(pound)1.566 to $
                  Terms and Conditions 70% Paid 30% on Acceptance



                                         =39,719.03
                                              1.566
                                          ---------
                                     US$ = 62,200 lease line
-------------------------------------------------------------------------------------------------------------------------
Deliver To:
----------------------------------------------------                       ----------------------------------------------
                                                                                     GOODS TOTAL                 39719.03

                                                                                       VAT TOTAL                     0.00

                                                                                   INVOICE TOTAL                 39719.03
----------------------------------------------------                      -----------------------------------------------



                                                                           ----------------------------------------------
                                              PBA
                              Unit 3, Forge Close,                                         ----INVOICE----
                                  Little End Road,
                          Eaten Socon., St. Neets,
                                  Cambs, PE19 3TP
                          Telephone: 01480 474344
                            Facsimile 01480 471660
                                Reg No.  02318315

                                                                           ----------------------------------------------
                                                                                    VAT Regd. No. 68 608 7004 55

----------------------------------------------------                       ----------------------------------------------
IRORI QUANTUM MICROCHEMISTRY                                                       Invoice No:            0000002255
11025 NORTH TORRWY PINES ROAD
SUITE 100                                                                               Date:            24 Nov 95
LA JOLLA
CA 92037,  U.S.A.            IRORI                                                  Due date:

                                                                                    Order No:            1133
                                                                           -----------------------      -----------------

                                                                              Current Balance                    10933.43
-------------------------------------------------------------------------------------------------------------------------
Qty               Description                                                    Price each                  Total
-------------------------------------------------------------------------------------------------------------------------
 1                Packing, Freight and Insurance Charges                         1243.57                          1243.57
                  (Despatch Note S49 &
                  Airway Bill No A1547002)
                  Currency Rate of Exchange (pound)1.566 to $
                  Terms and Conditions $1,000 paid Balance
                  on Acceptance.

                                     =    1243.57
                                            1.566
                                        ---------
                               US $  =   1,947.43
-------------------------------------------------------------------------------------------------------------------------
Deliver To:
----------------------------------------------------                       ----------------------------------------------
                                                                                     GOODS TOTAL                  1243.57

                                                                                       VAT TOTAL                     0.00

                                                                                   INVOICE TOTAL                  1243.57
----------------------------------------------------                       ----------------------------------------------


    BANK OF AMERICA
==========================================================================================================================
P.O.  Box 3530
Rancho Cordova, CA 95741-3530                                                YOUR BANK OF AMERICA
                                                          0050               BUSINESS MONEY MARKET
                                                          EO-2               ACCOUNT STATEMENT

                                                                             Statement Period:
                                                                             October 24 through November 21, 1995

[BAR CODE ADDRESS]
IRORI                                                                        Account Number: 00501-03718
11025 N.  TORREY PINES RD
STE 100                                                                      At Your Service
LA JOLLA  CA  92037-1030                                                     Call: 619-452-8400, 24 hours,
                                                                             7 days a week

                                                                             Written Inquiries
                                                                             Bank of America
                                                                             San Diego Main Office
                                                                             P.O.  Box 60049
                                                                             Los Angeles, CA 90060-0049

                                                                             Customer since 1995
                                                                             Bank of America appreciates your
                                                                             business and we enjoy serving you.

==========================================================================================================================
[ ] SUMMARY OF YOUR BUSINESS MONEY MARKET ACCOUNT
----------------------------------------------------     -----------------------------------------------------------------
Beginning Balance on 10/24/95            $713,972.98     Annual Percentage Yield earned this period                   3.89%
----------------------------------------------------     -----------------------------------------------------------------
Total Checks and Other Withdrawals      - 425,120.00     Interest paid year-to-date                              $2,292.22
----------------------------------------------------     -----------------------------------------------------------------
Interest Paid                             + 1,323.04     Number of 24 Hour Customer Service Calls
====================================================     Self-Service                                                    0
Ending Balance                           $290,176.02     Assisted                                                        0
==========================================================================================================================
[ ] ACCOUNT ACTIVITY
Date Posted     Description                                                     Reference Number                    Amount
                Other Withdrawals
10/24           Debit Adjustment                                                                               $200,000.00
11/03           Telephone/Telegraphic Transfers                                                                  50,000.00
11/14           Debit Adjustment                                                                                     30.00
11/14           Intl Money Trans MTA 9531809209a Sndr Ref: BA Ref005797 Mw Bnf:
                      Pinkley Byatt Ltd., T/Z Pba Inf: Fc 50                                                     45,090.00
11/14                 Telephone/Telegraphic Transfers                                                           100,000.00
11/17                 Debit Adjustment                                                                           30,000.00
                      Total Other Withdrawals                                                                  $425,120.00
                      Interest Paid
11/21                 Interest Paid From 10/24/95 Through 11/21/95                                               $1,323.04

==========================================================================================================================
[ ] Daily Balance

 Date                     Amount              Date                     Amount              Date                     Amount
 10/24              $ 513,972.98              11/14                318,852.98              11/21                290,176.02
 11/03                463,972.98              11/17                288,852.98


Continued on next page                                               Page 1 of 2

                         Lease Management Services, Inc.
                         2500 Sand Hill Road, Suite 101,
                         Menlo Park, CA 94025
                         Telephone (415) 854-9450 o Fax (415) 854-9457


January 12, 1996


Brenda Magill
Irori Incorporated
11025 North Torrey Pines Road, Suite 100
La Jolla, CA 92037


Dear Brenda:

Enclosed are the documents for Equipment Financing Agreement Number 10787 Schedule Number 04. The Commencement date of this schedule is January 1, 1996. Funding of this Schedule is contingent upon receipt of the executed Landlord Waiver. I trust from your voice mail message that the Landlord Waiver should be settled within the next week.

I am also enclosing the original bank deposit receipt in the amount of $34,483.06 for your records.

Should you have any questions, please call.

Sincerely,


/s/ Wendy Ritz

Wendy Ritz
Sr. Contract Administrator



Enclosures





   A Subsidiary of Phoenixcor, Inc. o 65 Water Street, South Norwalk, CT 06854

LEASE MANAGEMENT SERVICES, INC.


                                 SCHEDULE 05 TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10787
                                     BETWEEN
                          IRORI INCORPORATED, AS DEBTOR
                                       AND
                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY

ATTACHED TO AND MADE A PART OF EQUIPMENT FINANCING AGREEMENT NUMBER 10787, BY AND BETWEEN SECURED PARTY AND DEBTOR ("AGREEMENT") WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE AGREEMENT AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION THEREOF, AND, IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.


1.  EQUIPMENT DESCRIPTION:   See Attached Exhibit "A"

2.  PROCEEDS AMOUNT:         $27,156.20

3.  INSTALLMENT PAYMENTS:    Except as otherwise provided in the Agreement or in
                             this Schedule, the undersigned Debtor promises to repay the Advance Amount, with interest as follows:

$742.00 per month due on the first day of each month for Forty-Two (42) consecutive months, beginning on March 1, 1996, followed by $4,073.00 on September 1, 1999.

4.  EQUIPMENT LOCATION:      11025 North Torrey Pines Road, # 100
                             La Jolla, CA 92037

5.  OTHER PROVISIONS:        N/A

Dated:  3/13/96
       -----------------

DEBTOR:                                   SECURED PARTY:
IRORI INCORPORATED                        LEASE MANAGEMENT SERVICES, INC.

By: /s/ Michael P. Nova                   By: /s/ Barbara B. Kaiser
    ---------------------                     ------------------------
     Michael P.  Nova                          Barbara B.  Kaiser

Title: President                          Title: EVP/General Manager
    ---------------------                        ---------------------

LEASE MANAGEMENT SERVICES, INC.


                                    EXHIBIT A

Attached to and forming a part of the following documents: Schedule Number 05 of Equipment Financing Agreement Number 10787, Certificate of Acceptance and the UCC Financing Statement(s) pertaining to the referenced Loan Schedule, and any addenda thereto by and between LEASE MANAGEMENT SERVICES, INC., as Secured Party, and IRORI INCORPORATED, as Debtor. The Loan Schedule referenced above is incorporated herein by this reference. All Terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement. Debtor is hereby directed to contact the Supplier of the Equipment for a description of any rights Debtor may have under the Supply Contract covering the Equipment.



             COLLATERAL AS MORE FULLY DESCRIBED ON THE TWO (2) PAGE
              EXHIBIT A-1 ATTACHED HERETO AND MADE A PART HEREOF.



                           TOTAL PURCHASE PRICE               $27,156.20
                                                              -----------
Debtor:      /s/ MPN     (Initials)
            -------------
Secured Party:    /s/ BBK     (Initials)
               -------------

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-05

 LMSI
 TAG #         VENDOR                        INVOICE #    QTY       DESCRIPTION                   SERIAL NUMBER        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
22349    APS Water Services Corporation           95800    1   NANOPure Bioresearch Grade
                                                                Wall Mount Polisher                851950920142       2,995.00
------------------------------------------------------------------------------------------------------------------------------------
22348    APS Water Services Corporation           95800    4   Cartridge Kit for Nanopure               N/A           1,400.00
------------------------------------------------------------------------------------------------------------------------------------
22319    Fisher Scientific                      9536323    1   55 Gallon Drum Cabinet                   N/A             644.40
------------------------------------------------------------------------------------------------------------------------------------
22347    J. & H, Berge, Inc.                     944605    1   Auto Desiccator Cabinet                  N/A             640.50
------------------------------------------------------------------------------------------------------------------------------------
22343    National Business Furniture, Inc.  L67684-7CTE    1   Ergo Nut Station w/Mouseboard            N/A             194.00
------------------------------------------------------------------------------------------------------------------------------------
22346    Parsons Airgas                          743705    1   Auto Fill Optio/Racks                  414056B1        5,517.50
------------------------------------------------------------------------------------------------------------------------------------
22338    San Diego Office Interiors 121130   0950668-IN    1   36" Two Drawer Lateral File              N/A             307.00
------------------------------------------------------------------------------------------------------------------------------------
22320    San Diego Office Interiors    "     0950668-IN    1   Quantum Series Doable Pedestal Desk      N/A             306.00
------------------------------------------------------------------------------------------------------------------------------------
22344    San Diego Office Interiors 950921   0950668-IN    1   42" Three Drawer Lateral File            N/A             475.00
------------------------------------------------------------------------------------------------------------------------------------
22326    San Diego Office Interiors 103113   0950521-IN    1   Racetrack Conference Table               N/A          1,0811.00
------------------------------------------------------------------------------------------------------------------------------------
22337    San Diego Office Interiors    "     0950521-IN    1   Management Chair w/Arms                  N/A             328.00
------------------------------------------------------------------------------------------------------------------------------------
22333    San Diego Office Interiors    "     0950521-IN    1   Management Chair w/Arms                  N/A             328.00
------------------------------------------------------------------------------------------------------------------------------------
22332    San Diego Office Interiors    "     0950521-IN    1   Management Chair w/Arms                  N/A             328.00
------------------------------------------------------------------------------------------------------------------------------------
22331    San Diego Office Interiors    "     0950521-IN    1   Management Chair w/Arms                  N/A             328.00
------------------------------------------------------------------------------------------------------------------------------------
22330    San Diego Office Interiors    "     0950521-IN    1   Management Chair w/Arms                  N/A             328.00
------------------------------------------------------------------------------------------------------------------------------------
22329    San-Diego Office Interiors    "     0950521-IN    1   Management Chair w/Arms                  N/A             328.00
------------------------------------------------------------------------------------------------------------------------------------
22328    San Diego Office Interiors    "     0950521-IN    1   Management Chair w/Arms                  N/A             328.00
------------------------------------------------------------------------------------------------------------------------------------
22327    San Diego Office Interiors    "     0950521-IN    1   Management Chair w/Arms                  N/A             328.00
------------------------------------------------------------------------------------------------------------------------------------
22325    San Diego Office Interiors 102315   0950521-IN    1   Lounge Chair                             N/A             765.00
------------------------------------------------------------------------------------------------------------------------------------
22324    San Diego Office Interiors    "     0950521-IN    1   Lounge Chair                             N/A             765.00
------------------------------------------------------------------------------------------------------------------------------------
22323    San Diego Office Interiors 743705   0950521-IN    1   Cube Table for Lounge                    N/A             174.00
------------------------------------------------------------------------------------------------------------------------------------
22342    San Diego Office Interiors          0950521-IN    1   Guest Chair                              N/A             203.00
------------------------------------------------------------------------------------------------------------------------------------
22341    San Diego Office Interiors          0950521-IN    1   Guest Chair                              N/A             203.00
------------------------------------------------------------------------------------------------------------------------------------
22340    San Diego Office interiors 112029   0950521-IN    1   Guest Chair                              N/A             203.00
------------------------------------------------------------------------------------------------------------------------------------
22339    San Diego Office Interiors    "     0950521-IN    1   Guest Chair                              N/A             203.00
------------------------------------------------------------------------------------------------------------------------------------
22336    San Diego Office Interiors          0950521-IN    1   36X60 Conference Table                   N/A             384.00
------------------------------------------------------------------------------------------------------------------------------------
22322    San Diego Office Interiors          0950521-IN    1   Single Pedestal Desk                     N/A             460.00
------------------------------------------------------------------------------------------------------------------------------------
22345    San Diego Office Interiors          0950521-IN    1   36X60 Bookcase                           N/A             110.00
------------------------------------------------------------------------------------------------------------------------------------
22321    San Diego Office Interiors          0950521-IN    1   30X66 Double Pedestal Desk               N/A             288.00
------------------------------------------------------------------------------------------------------------------------------------
22358    San Diego Office Interiors          0950521-IN    1   Protocol Hutch 14X64                     N/A             230.00
------------------------------------------------------------------------------------------------------------------------------------
22361    San Diego Office Interiors          0950521-IN    1   30X70 Single Pedestal Desk               N/A             390.00
------------------------------------------------------------------------------------------------------------------------------------
22360    San Diego Office Interiors          0954521-IN    1   36X72 Double Pedestal Desk               N/A             306.00
------------------------------------------------------------------------------------------------------------------------------------
22357    San Diego Office Interiors          0950521-IN    1   36X72 Double Pedestal Desk               N/A             306.00
------------------------------------------------------------------------------------------------------------------------------------
22355    San Diego Office Interiors          0950321-IN    1   36X72 Double Pedestal Desk               N/A             306.00
------------------------------------------------------------------------------------------------------------------------------------

Debtor: /s/ MPN   (Initials)     Secured Party: /s/ BBK   (Initials)
        --------                                ---------

                                     1 of 1

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-05

 LMSI
 TAG #         VENDOR                        INVOICE #    QTY       DESCRIPTION                   SERIAL NUMBER        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
22353    San Diego Office Interiors          0950521-IN    1   36X72 Double Pedestal Desk               N/A             306.00
------------------------------------------------------------------------------------------------------------------------------------
22356    San Diego Office Interiors          0950521-IN    1   Protocol Hutch 14X72                     N/A             246.00
------------------------------------------------------------------------------------------------------------------------------------
22354    San Diego Office Interiors          0950521-IN    1   Protocol Hutch 14X72                     N/A             246.00
------------------------------------------------------------------------------------------------------------------------------------
22352    San Diego Office Interiors          0950521-IN    l   Protocol Hutch 14X72                     N/A             246.00
------------------------------------------------------------------------------------------------------------------------------------
22350    San Diego Office Interiors          0950521-IN    1   Protocol Hutch 14X72                     N/A             246.00
------------------------------------------------------------------------------------------------------------------------------------
22335    San Diego Office Interiors          0950521-IN    1   Bookcase 36X36                           N/A             104.00
------------------------------------------------------------------------------------------------------------------------------------
22359    San Diego Office Interiors          0950521-IN    1   30X72 Double Pedestal Desk               N/A             300.00
------------------------------------------------------------------------------------------------------------------------------------
22351    San Diego Office Interiors          0950521-IN    1   30X72 Double Pedestal Desk               N/A             300.00
------------------------------------------------------------------------------------------------------------------------------------
22334    San Diego Office Interiors          0950521-IN    1   Management Chair w/Arms                  N/A             328.00
------------------------------------------------------------------------------------------------------------------------------------
22318    VWR Scientific                        42556300    1   Hot Plate Stir PC420                   6072722           230.00
------------------------------------------------------------------------------------------------------------------------------------
22317    VWR Scientific                        41697320    1   Oven, Gravity, 45seg                  9512-3101        1,005.30
------------------------------------------------------------------------------------------------------------------------------------
22316    VWR Scientific                        41697320    1   Pump 115/230V                        1603007402          828.00
------------------------------------------------------------------------------------------------------------------------------------
22315    VWR Scientific                        41301730    1   Pump 115V 60HZ                       4401007413        1,291.50
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       TOTAL        $27,156.20


Debtor: /s/ MPN   (Initials)     Secured Party: /s/ BBK   (Initials)
        --------                                ---------

                                     2 of 2

LEASE MANAGEMENT SERVICES, INC.


                               PAY PROCEEDS LETTER

TO:   LEASE MANAGEMENT SERVICES, INC.
      2500 Sand Hill Road, Suite 101
      Menlo Park, CA 94025

IRORI INCORPORATED, as Debtor, hereby authorizes LEASE MANAGEMENT SERVICES, INC., as Secured Party, to distribute proceeds of Schedule 05 to the Equipment Financing Agreement Number 10787, totaling $27,156.20 against equipment purchases, as follows:

                $27,156.20    Proceeds from Equipment Financing Agreement Number
                              10787-05.
LESS:
                   $742.00    Due to LEASE MANAGEMENT SERVICES, INC., to
                              pay first installment payment due March 1, 1996.

                 $6,789.00    Due to LEASE MANAGEMENT SERVICES, INC., to
                              pay Security Deposit.
PLUS:
                   $119.00    Credit for Commitment fee refund.

                $19,744.20    Credit due to IRORI INCORPORATED.

DEBTOR:
IRORI INCORPORATED

By: /s/ Michael P. Nova
    ----------------------
     Michael P.  Nova

Title: President
       -------------------

Date:  3/13/96
       -------------------

                         LEASE MANAGEMENT SERVICES, INC.


                                                                    CREDIT MEMO

2500 Sand Hill Road, Suite 101, Menlo Park, CA  94025

Irori Incorporated
11025 North Torrey Pines Road, #100
La Jolla, CA 92037
                                                   CREDIT MEMO #       10787-05
                                                           DATE        05-Mar-96


QUANTITY                                     DESCRIPTION                                 PRICE                 AMOUNT
-----------------    ------------------------------------------------------------    --------------    ----------------------
                      RE:  EQUIPMENT FINANCING AGREEMENT NO.            10787-05
                     -----------------------------------------------------------

                      First Month's Rent:                                $742.00
                      Security Deposit:                                $6,789.00

                      Non-Financeable Items:
                       Freight/Install/Labor                           $1,496.41
                       Sales Tax                                       $1,926.71
                       Softcost/Disposables                            $1,008.56

                      PLUS
                       Vendor Prepayments                            $(31,587.88)
                       Prorata Commitment Fee                        $(   119.00)
                                                                     -----------
                      TOTAL                                          $(19,744.20)


                                                                                                       -----------------------

If you have any questions concerning this credit,             CHECK PAYABLE TO:                            $(19,744.20)
call:  (415) 854-9450.                                        Irori Incorporated
                                                                                                       -----------------------


                          THANK YOU FOR YOUR BUSINESS!

LEASE MANAGEMENT SERVICES, INC.


                            CERTIFICATE OF ACCEPTANCE

Attached to and made an integral part of Schedule 05 to Equipment Financing Agreement Number 10787.

TO:            LEASE MANAGEMENT SERVICES, INC.
               2500 Sand Hill Road, Suite 101
               Menlo Park, CA 94025


                              EQUIPMENT DESCRIPTION


                            SEE ATTACHED EXHIBIT "A"

We hereby acknowledge receipt, in good condition, of the Equipment described above or on the attached Exhibit "A". The Equipment has been properly installed and is operating satisfactorily. We hereby accept said Equipment as satisfactory in all respects for the purposes of the above Equipment Financing Agreement. Said Equipment has not been delivered or accepted on a trial basis, and is free and clear of all liens and encumbrances and adverse claims, with the exception of the security interest created herein.

We will make all payments to Secured Party, as called for in the Equipment Financing Agreement, We agree that any rights we may have against the supplier or vendor of said Equipment will not be asserted as an abatement, defense, counterclaim, or deduction against Secured Patty.

All capitalized terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement referenced above.


         DO NOT SIGN OR DATE THIS FORM UNTIL THE EQUIPMENT IS RECEIVED,
               PROPERLY INSTALLED AND IS OPERATING SATISFACTORILY.

DEBTOR:
IRORI INCORPORATED

By:    /s/ Michael P. Nova
    ------------------------------
       Michael P.  Nova
Title: President
       ---------------------------
Date:  3/13/96
       ---------------------------

                       Lease Management Services, Inc.
                       2500 Sand Hill Road, Suite 101, Menlo Park, CA 94025 Telephone (415) 854-9450 o Fax (415) 854-9457


March 6, 1996


Brenda Magill
Irori Incorporated
11025 North Torrey Pines Road, Suite 100
La Jolla, CA 92037

Dear Brenda:

Enclosed are the documents for Equipment Financing Agreement Number 10787 Schedule Number 05. The Commencement date of this schedule is March 1, 1996,

Equipment identification labels (asset tags) axe also enclosed. Please affix the asset tags to all of the equipment listed in the Exhibit A. Please acknowledge completion of labeling by listing the appropriate asset tag number in the space provided for each equipment description in Exhibit A. Sign where indicated below and return to me.

Should you have any questions, please call.

Sincerely,                          LABELING OF EQUIPMENT
                                    Equipment Financing Agreement
/s/ Wendy Ritz                      Number: 10787-05
                                    Label Number: 31606-31655
Wendy Ritz                          IRORI INCORPORATED
Sr.  Contract Administrator
                                    By:         /s/ Michael P. Nova
                                         ---------------------------------------
                                            Michael P.  Nova
                                    Title:  President
                                            ------------------------------------
                                    Date:   3/13/96
                                            ------------------------------------

Enclosures



   A Subsidiary of Phoenixcor, Inc. o 65 Water Street, South Norwalk, CT 06854

LEASE MANAGEMENT SERVICES, INC.


                                 SCHEDULE 06 TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10787
                                     BETWEEN
                          IRORI INCORPORATED, AS DEBTOR
                                       AND
                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY

ATTACHED TO AND MADE A PART OF EQUIPMENT FINANCING AGREEMENT NUMBER 10787, BY AND BETWEEN SECURED PARTY AND DEBTOR ("AGREEMENT") WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE AGREEMENT AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION THEREOF, AND, IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.


1.      EQUIPMENT DESCRIPTION:          See Attached Exhibit "A"

2.      PROCEEDS AMOUNT:                $84,264.82

3.      INSTALLMENT PAYMENTS:           Except as otherwise provided in the
                                        Agreement or in this Schedule, the
                                        undersigned Debtor promises to repay the Advance Amount, with interest as follows:

$2,327.00 per month due on the first day of each month for Forty-Two (42) consecutive months, beginning an August 1, 1996, followed by $12,640.00 on February 1, 2000.

4.      EQUIPMENT LOCATION:             11025 North Torrey Pines Road, #100
                                        La Jolla, CA 92037

5.      OTHER PROVISIONS:               N/A

Dated: 8/21/96
       ---------------------------------


DEBTOR:                                 SECURED PARTY
IRORI                                   LEASE MANAGEMENT SERVICES, INC.


By:    /s/ Michael P. Nova              By: /s/ Barbara B. Kaiser
       -------------------------------      ------------------------------------
       Michael P. Nova                      Barbara B.  Kaiser

Title: President                        Title: EVP/General Manager
       -------------------------------         ---------------------------------

LEASE MANAGEMENT SERVICES, INC.


                              PAY PROCEEDS LETTER

TO:     LEASE MANAGEMENT SERVICES, INC.
        2500 Sand Hill Road, Suite 101
        Menlo Park, CA 94025

IRORI INCORPORATED, as Debtor, hereby authorizes LEASE MANAGEMENT SERVICES, INC., as Secured Party, to distribute proceeds of Schedule 06 to the Equipment Financing Agreement Number 10787, totaling $84,264.82 against equipment purchases, as follows:

              $84,264.82      Proceeds from Equipment Financing Agreement Number
                              10787-06.

LESS:

               $2,327.00      Due to LEASE MANAGEMENT SERVICES, INC., to  pay
                              first installment payment due August 1, 1996.

              $21,066.00      Due to LEASE MANAGEMENT SERVICES, INC, to pay
                              Security Deposit.

PLUS:

                 $371.00      Credit for Commitment fee refund.

              $61,242.82      Credit due to IRORI.



DEBTOR:
IRORI INCORPORATED

By:            /s/ Michael P. Nova
        --------------------------------------

Title:  President
        --------------------------------------

Date:   8/21/96
        --------------------------------------

LEASE MANAGEMENT SERVICES, INC.


                                                                       EXHIBIT A

Attached to and forming a part of the following documents: Schedule Number 06 of Equipment Financing Agreement Number 10787, Certificate of Acceptance and the UCC Financing Statement(s) pertaining to the referenced Loan Schedule, and any addenda thereto by and between LEASE MANAGEMENT SERVICES, INC., a Secured Parry, and IRORI, as Debtor. The Loan Schedule referenced above is incorporated herein by this reference. All Terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement. Debtor is hereby directed to contact the Supplier of the Equipment for a description of any right Debtor may have under the Supply Contract covering the Equipment.


           AS MORE FULLY DESCRIBED ON THE THREE (3) PAGE EXHIBIT A-1
                    ATTACHED HERETO AND MADE A PART HEREOF.



                         TOTAL PURCHASE PRICE     $84,264.80

Debtor: /s/ MPN   (Initials)
        --------

Secured Party: /s/ BBK   (Initials)
               --------

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-06

LMSI
TAG #           VENDOR                        INVOICE #      QTY             DESCRIPTION               SERIAL NUMBER     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
33775    Logic Network Solutions                  21217       1      Intel Pentium 90 MHz                   204889      1,895.00
-----------------------------------------------------------------------------------------------------------------------------------
35776    Logic Network Solutions                  21909       1      SVGA 17" Monitor                    AHO-52700049     750.00
-----------------------------------------------------------------------------------------------------------------------------------
35767    Micron Electronics, Inc.                419348       1      Powerstation 100 (256K Syncburst
                                                                     Computer)                             INTERNAL     2,699.00
-----------------------------------------------------------------------------------------------------------------------------------
35763    Micron Electronics, Inc.                419348       1      Powerstation 100 (256K Syncburst
                                                                     Computer)                             INTERNAL     2,699.00
-----------------------------------------------------------------------------------------------------------------------------------
35762    Logic Network Solutions                  31146       1      CTX 17" Monitor                     OL4-60200092     750.00
-----------------------------------------------------------------------------------------------------------------------------------
35766    Logic Network Solutions                  31146       1      CTX 17" Monitor                     AHO-52601204     750.00
-----------------------------------------------------------------------------------------------------------------------------------
35752    USA Flex, Inc.                        17068271       1      Versa Docking Station 4000                           789.00
-----------------------------------------------------------------------------------------------------------------------------------
35768    USA Flex, Inc.                        17029760       1      Versa 4080H PC w/CD-ROM 8MB Memory    S63020299    5,327.00
-----------------------------------------------------------------------------------------------------------------------------------
35753    USA Flex, Inc.                        17029760       1      Versa 4080H PC w/CD-ROM 16MB
                                                                     Docking Station                       S63021580    5,327.00
-----------------------------------------------------------------------------------------------------------------------------------
35761    Technology Integration Group            314532       1      Energy 17" Monitor                  OL4-54500644     665.00
-----------------------------------------------------------------------------------------------------------------------------------
35745    Technology Integration Group            314532       1      US Robotics Courier 28.8 Modem       1000026127      359.00
-----------------------------------------------------------------------------------------------------------------------------------
35749    Tri-Star Memory Inc.                     13616       1      Intel Pentium 100 MHz PC              INTERNAL     1,698.00
-----------------------------------------------------------------------------------------------------------------------------------
35774    Technology Integration Group            323468       1      Energy 17" Monitor                   CR20819856      665.00
-----------------------------------------------------------------------------------------------------------------------------------
35777    Technology Integration Group            322343       1      1024 LE 15" Monitor                  KR55021303      485.00
-----------------------------------------------------------------------------------------------------------------------------------
35751    Technology Integration Group            322343       1      1024 LE 15" Monitor                  KR54919978      485.00
-----------------------------------------------------------------------------------------------------------------------------------
35750    Technology Integration Group            322343       1      Vectra VL4 1.2gb w/CD-Rom            US62450484    2,279.00
-----------------------------------------------------------------------------------------------------------------------------------
35778    Technology Integration Group            322343       1      Vectra VL4 1.2gb w/CD-Rom            US62450482    2,279.00
-----------------------------------------------------------------------------------------------------------------------------------
35764    Panelight Display Systems, Inc.           6694       1      nView Z210 LCD Panel                   164939      2,995.00
-----------------------------------------------------------------------------------------------------------------------------------
35748    Tech Data Corporation                1-4395930       1      Versa 4000 Docking Station            65017325       755.00
-----------------------------------------------------------------------------------------------------------------------------------
35744    Tech Data Corporation                1-4512698       1      32MB Versa Memory Upgrade                N/A         724.00
-----------------------------------------------------------------------------------------------------------------------------------
35769    PC-Club-SD                             6611802       1      15" Digiview Monitor                 2FUE6600675     320.00
-----------------------------------------------------------------------------------------------------------------------------------
35770    PC-Club-SD                            66113571       1      Toshiba 8X CD-ROM                        N/A         129.00
-----------------------------------------------------------------------------------------------------------------------------------
35756    Fisher Scientific                      0803854       1      Centrifuge Com 2                        3500         460.92
-----------------------------------------------------------------------------------------------------------------------------------
35758    VWR Scientific Products               42556461       1      Dataplate HotPlate/Stirrer               N/A         455.47
-----------------------------------------------------------------------------------------------------------------------------------
35759    VWR Scientific Products               42556291       1      Dataplate HotPlate/Stirrer               N/A         455.47
-----------------------------------------------------------------------------------------------------------------------------------
35757    VWR Scientific Products               43704730       1      Cold Tray Condenser                      N/A         895.00
-----------------------------------------------------------------------------------------------------------------------------------
35703    Gensia, Inc.                             41196       1      Table Top Autoclave                    870034        500.00
-----------------------------------------------------------------------------------------------------------------------------------
35754    Fisher Scientific                      1586200       1      Vacuum Pump Gerotor                     2823         739.00
-----------------------------------------------------------------------------------------------------------------------------------
35755    Fisher Scientific                      1586200       1      Vacuum Pump Gerotor                     2887         739.00
-----------------------------------------------------------------------------------------------------------------------------------
35700    PerSpective Biosystems                  107915       1      Cytofluor Series 4000                FXGHMT428P   25,750.00
-----------------------------------------------------------------------------------------------------------------------------------
35760    Persnickety Mfg.  Inc.                  960305       1      L Desk 66X72                             N/A         450.00
-----------------------------------------------------------------------------------------------------------------------------------
35730    Persnickety Mfg.  Inc.                  960305       1      Double Pedestal Desk                     N/A         395.00
-----------------------------------------------------------------------------------------------------------------------------------
35738    Persnickety Mfg.  Inc.                  960305       1      Double Pedestal Desk                     N/A         395.00
-----------------------------------------------------------------------------------------------------------------------------------
35736    Persnickety Mfg.  Inc.                  960305       1      Desktop Protocol                         N/A         220.00
-----------------------------------------------------------------------------------------------------------------------------------

Debtor: /s/ MPN   (Initials)     Secured Party: /s/ BBK   (Initials)
        --------                                ---------

                                     1 of 1

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-06

LMSI
TAG #           VENDOR                        INVOICE #      QTY             DESCRIPTION               SERIAL NUMBER     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
35737    Persnickety Mfg.  Inc.                  960305       1      Desktop Protocol                         N/A         220.00
-----------------------------------------------------------------------------------------------------------------------------------
35765    Persnickety Mfg.  Inc.                  960306       1      # Executive U Desk                       N/A       1,070.00
-----------------------------------------------------------------------------------------------------------------------------------
35733    Corporate Express                     11264265       1      36" 3 Drawer Lateral File                N/A         368.00
-----------------------------------------------------------------------------------------------------------------------------------
35706    Corporate Express                     11264525       1      36" 3 Drawer Lateral File                N/A         368.00
-----------------------------------------------------------------------------------------------------------------------------------
35705    Corporate Express                     11264375       1      36" 2 Drawer Lateral File                N/A         280.00
-----------------------------------------------------------------------------------------------------------------------------------
35704    Corporate Express                     11264375       1      36" 4 Drawer Lateral File                N/A         399.00
-----------------------------------------------------------------------------------------------------------------------------------
35734    Corporate Express                     11264375       1      36" 4 Drawer Lateral File                N/A         399.00
-----------------------------------------------------------------------------------------------------------------------------------
35735    Corporate Express                     11264375       1      36" 4 Drawer Lateral File                N/A         399.00
-----------------------------------------------------------------------------------------------------------------------------------
35742    USA Flex, Inc.                        17045162       1      Versa 4000 Lithium Ion Battery Pack      N/A         177.62
-----------------------------------------------------------------------------------------------------------------------------------
35743    USA Flex, Inc.                        17045162       1      Versa 4000 Lithium Ion Battery Pack      N/A         177.62
-----------------------------------------------------------------------------------------------------------------------------------
35771    USA Flex, Inc.                        17045162       1      Credit Card Enet Modem 28.8              N/A         451.24
-----------------------------------------------------------------------------------------------------------------------------------
35772    USA Flex, Inc.                        17045162       1      Credit Card Enet Modem 28.8              N/A         451.24
-----------------------------------------------------------------------------------------------------------------------------------
35773    USA Flex, Inc.                        17045162       1      Credit Card Enet Modem 28.8              N/A         451.24
-----------------------------------------------------------------------------------------------------------------------------------
35707    Persnickety Mfg.  Inc.                  960318       1      Conference Table 36x84                   N/A         675.00
-----------------------------------------------------------------------------------------------------------------------------------
35712    Persnickety Mfg.  Inc.                  960318       1      Coffee Credenza                          N/A         595.00
-----------------------------------------------------------------------------------------------------------------------------------
35719    Persnickety Mfg.  Inc.                  960318       1      Executive U Desk                         N/A         950.00
-----------------------------------------------------------------------------------------------------------------------------------
35720    Persnickety Mfg.  Inc.                  960318       1      2 Drawer Lateral File                    N/A         330.00
-----------------------------------------------------------------------------------------------------------------------------------
35728    Persnickety Mfg.  Inc.                  960318       1      Executive U Desk                         N/A         925.00
-----------------------------------------------------------------------------------------------------------------------------------
35729    Persnickety Mfg.  Inc.                  960318       1      2 Drawer Lateral File                    N/A         330.00
-----------------------------------------------------------------------------------------------------------------------------------
35731    Persnickety Mfg.  Inc.                  960318       1      Corner Desk Unit                         N/A         675.00
-----------------------------------------------------------------------------------------------------------------------------------
35732    Persnickety Mfg.  Inc.                  960318       1      Desktop Protocol                         N/A         220.00
-----------------------------------------------------------------------------------------------------------------------------------
35739    Persnickety Mfg.  Inc.                  960402       1      Executive U Desk                         N/A         900.00
-----------------------------------------------------------------------------------------------------------------------------------
35741    Persnickety Mfg.  Inc.                  960402       1      2 Drawer Lateral File                    N/A         320.00
-----------------------------------------------------------------------------------------------------------------------------------
35718    Persnickety Mfg.  Inc.                  960508       1      Manager Chair Model MA1534RL             N/A         274.50
-----------------------------------------------------------------------------------------------------------------------------------
35723    Persnickety Mfg.  Inc.                  960508       1      Manager Chair Model MA1534RL             N/A         274.50
-----------------------------------------------------------------------------------------------------------------------------------
35724    Persnickety Mfg.  Inc.                  960508       1      Manager Chair Model MA1534RL             N/A         274.50
-----------------------------------------------------------------------------------------------------------------------------------
35725    Persnickety Mfg.  Inc.                  960508       1      Manager Chair Model MA1534RL             N/A         274.50
-----------------------------------------------------------------------------------------------------------------------------------
35713    Persnickety Mfg.  Inc.                  960508       1      Guest Chair Model MA4554CL               N/A         244.00
-----------------------------------------------------------------------------------------------------------------------------------
35714    Persnickety Mfg.  Inc.                  960508       1      Guest Chair Model MA4554CL               N/A         244.00
-----------------------------------------------------------------------------------------------------------------------------------
35721    Persnickety Mfg.  Inc.                  960508       1      Guest Chair Model MA4554CL               N/A         244.00
-----------------------------------------------------------------------------------------------------------------------------------
35722    Persnickety Mfg.  Inc.                  960508       1      Guest Chair Model MA4554CL               N/A         244.00
-----------------------------------------------------------------------------------------------------------------------------------
35726    Persnickety Mfg.  Inc.                  960508       1      Guest Chair Model MA4554CL               N/A         244.00
-----------------------------------------------------------------------------------------------------------------------------------
35727    Persnickety Mfg.  Inc.                  960508       1      Guest Chair Model MA4554CL               N/A         244.00
-----------------------------------------------------------------------------------------------------------------------------------
35708    Persnickety Mfg.  Inc.                  960515       1      Conference Room Chair Model HZ785        N/A          98.50
-----------------------------------------------------------------------------------------------------------------------------------

Debtor: /s/ MPN   (Initials)     Secured Party: /s/ BBK   (Initials)
        --------                                ---------

                                     2 of 2

LMSI
TAG #           VENDOR                        INVOICE #      QTY             DESCRIPTION               SERIAL NUMBER     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
35709    Persnickety Mfg.  Inc.                  960515       1      Conference Room Chair Model HZ785        N/A          98.50
-----------------------------------------------------------------------------------------------------------------------------------
35710    Persnickety Mfg.  Inc.                  960515       1      Conference Room Chair Model HZ785        N/A          98.50
-----------------------------------------------------------------------------------------------------------------------------------
35711    Persnickety Mfg.  Inc.                  960515       1      Conference Room Chair Model HZ785        N/A          98.50
-----------------------------------------------------------------------------------------------------------------------------------
35715    Persnickety Mfg.  Inc.                  960515       1      Conference Room Chair Model HZ785        N/A          98.50
-----------------------------------------------------------------------------------------------------------------------------------
35716    Persnickety Mfg.  Inc.                  960515       1      Conference Room Chair Model HZ785        N/A          98.50
-----------------------------------------------------------------------------------------------------------------------------------
35717    Persnickety Mfg.  Inc.                  960515       1      Conference Room Chair Model HZ785        N/A          98.50
-----------------------------------------------------------------------------------------------------------------------------------
35740    Persnickety Mfg.  Inc.                  960515       1      Conference Room Chair Model HZ785        N/A          98.50
-----------------------------------------------------------------------------------------------------------------------------------
35701    Universal Communication
         Solution                                  5207       1      Vodave Enhanced Speakerphone          SBC612340      270.00
-----------------------------------------------------------------------------------------------------------------------------------
35702    Universal Communication
         Solution                                  5207       1      Vodave Enhanced Speakerphone         NOT POSTED      270.00
-----------------------------------------------------------------------------------------------------------------------------------
35746    Syex Express                          S1124884       1      Micronet 2gb Fast SCSI                   N/A       1,069.00
-----------------------------------------------------------------------------------------------------------------------------------
35747    Syex Express                          S1124884       1      Micronet 4X CD Recorder                  N/A       1,665.00
-----------------------------------------------------------------------------------------------------------------------------------

Debtor: /s/ MPN   (Initials)     Secured Party: /s/ BBK   (Initials)
        --------                                ---------

                                     3 of 3

                         LEASE MANAGEMENT SERVICES, INC.


                                                                     CREDIT MEMO

2500 Sand Hill Road, Suite 101, Menlo Park, CA  94025

--------------------------------------
Irori Incorporated                                    CREDIT MEMO #  10787-06
11025 North Torrey Pines Road, #100                            DATE  12-Aug-96
La Jolla, CA 92037
--------------------------------------

-----------------------------------------------------------------------------------------------------
QUANTITY               DESCRIPTION                                              PRICE       AMOUNT
-------------------------------------------------------------------------------
            RE:  EQUIPMENT FINANCING AGREEMENT NO.      10787-06
            -------------------------------------------------------------------

            First Month's Rent:             $  2,327.00
            Security Deposit:               $ 21,066.00

            Non-Financable Items:
                Freight/Install/Labor       $  1,348.54
                Sales Tax                   $  4,875.46
                Softcost/Disposables        $  6,213.12

            PLUS:
                Vendor Prepayments          $(96,701.94)
                Prorata Commitment Fee      $   (371.00)
                                            -----------
                TOTAL                       $(61,242.82)

-----------------------------------------------------------------------------------------------------

If you have any questions concerning      CHECK PAYABLE TO:                               ($61,242.82)
this credit, call:  (415) 854-9450.       Irori Incorporated


                          THANK YOU FOR YOUR BUSINESS!

LEASE MANAGEMENT SERVICES, INC.


                            CERTIFICATE OF ACCEPTANCE

Attached to and made an integral part of Schedule 06 to Equipment Financing Agreement Number 10787.

TO:     LEASE MANAGEMENT SERVICES, INC.
        2500 Sand Hill Road, Suite 101
        Menlo Park, CA 94025


                              EQUIPMENT DESCRIPTION

                            SEE ATTACHED EXHIBIT "A"

We hereby acknowledge receipt, in good condition, of the Equipment described above or on the attached Exhibit "A". The Equipment has been properly installed and is operating satisfactorily. We hereby accept said Equipment as satisfactory in all respects for the purposes of the above Equipment Financing Agreement. Said Equipment has not been delivered or accepted on a trial basis, and is free and clear of all liens and encumbrances and adverse claims, with the exception of the security interest created herein.

We will make all payments to Secured Party, as called for in the Equipment Financing Agreement. We agree that any rights we may have against the supplier or vendor of said Equipment will not be asserted as an abatement, defense, counterclaim, or deduction against Secured Party.

All capitalized terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement referenced above.


                       DO NOT SIGN OR DATE THIS FORM UNTIL
 THE EQUIPMENT IS RECEIVED, PROPERLY INSTALLED AND IS OPERATING SATISFACTORILY.

DEBTOR:
IRORI INCORPORATED
By:              /s/ Michael P. Nova
        ------------------------------------
Title:  President
        ------------------------------------
Date:   8/21/96
        ------------------------------------

                  Lease Management Services, Inc.
                  2500 Sand Hill Road, Suite 101, Menlo Park, CA 94025 Telephone (415) 854-9450 o Fax (415) 854-9457


August 13, 1996


Susan Sisk
IRORI INCORPORATED
11025 North Torrey Pines Rd.  #100
La Jolla, CA 92037

Dear Ms.  Sisk:

Enclosed are the documents for Equipment Financing Agreement Number 10787, Schedule Number 06. The Commencement date of this schedule is August 1, 1996. Please see that the documents are executed and returned.

Equipment identification labels (asset tags) are also enclosed. Please affix the asset tags to all of the equipment listed in the Exhibit A. Please acknowledge completion of labeling by listing the appropriate asset tag number in the space provided for each equipment description in Exhibit A. Sign where indicated below and return to me.

Should you have any questions, please call.

Sincerely,                          LABELING OF EQUIPMENT
                                    Equipment Financing Agreement
/s/ K.C.                            Number: 10787-06
                                    Label Number: 35706 to 35785
Kathy (Kasey) Christie              IRORI
Sr.  Contract Administrator
                                    By:    /s/ Michael P. Nova
                                           ------------------------------------
                                    Title: President
                                           ------------------------------------
                                    Date:  8/21/96
                                           ------------------------------------

Enclosures



   A Subsidiary of Phoenixcor, Inc. o 65 Water Street, South Norwalk, CT 06854

10787-06                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1.   FILE NO. OF ORIG. FINANCING     1A.  DATE OF FILING OF ORIG.      1B.  DATE OF ORIG. FINANCING      1C.  PLACE OF FILING ORIG.
     STATEMENT                            FINANCING STATEMENT               STATEMENT                         FINANCING STATEMENT
              9534560778                        12/08/95                                                          Sacramento
-----------------------------------------------------------------------------------------------------------------------------------

2.   DEBTOR (LAST NAME FIRST)                                                                            2A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.
     IRORI INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------

2B.  MAILING ADDRESS                                                   2C.  CITY, STATE                  2D.  ZIP CODE
     11025 NORTH TORREY PINES ROAD, #100                                    LA JOLLA, CA                        92037
-----------------------------------------------------------------------------------------------------------------------------------

3.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                        3A.  SOCIAL SECURITY OR
                                                                                                              FEDERAL TAX NO.
-----------------------------------------------------------------------------------------------------------------------------------

3B.  MAILING ADDRESS                                                   3C.  CITY,  STATE                 3D.  ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

4.   SECURED PARTY                                                                                       4A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO,.
                                                                                                              OR BANK TRANSIT AND
                                                                                                              A.B.A.  NO.
     NAME                    LEASE MANAGEMENT SERVICES, INC.
     MAILING ADDRESS         2500 SAND HILL ROAD, SUITE 101
     CITY                    MENLO PARK                 STATE  CA            ZIP CODE   94025                 94-2221046
-----------------------------------------------------------------------------------------------------------------------------------

5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                                  5A.  SOCIAL SECURITY NO.,
     NAME                                                                                                     FEDERAL TAX NO. OR
     MAILING ADDRESS                                                                                          BANK TRANSIT AND
     CITY                                               STATE                ZIP CODE                         A.B.A.  NO.
-----------------------------------------------------------------------------------------------------------------------------------

6A      [ ] CONTINUATION--The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 B      [ ] RELEASE--From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 C      [ ] ASSIGNMENT--The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured
        Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 D      [ ] TERMINATION--The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing
        Statement bearing the file number shown above.
-----------------------------------------------------------------------------------------------------------------------------------

 E      [X] AMENDMENT--The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
        (Signature of Debtor required on all amendments.)
-----------------------------------------------------------------------------------------------------------------------------------

 F      [ ] OTHER
-----------------------------------------------------------------------------------------------------------------------------------
7.
        AMEND ORIGINAL FILING TO MORE SPECIFICALLY DESCRIBE A PORTION OF THE EQUIPMENT AND PERSONAL PROPERTY SET FORTH IN THE
        ORIGINAL FILING, NAMELY, THE EQUIPMENT AND PERSONAL PROPERTY FINANCED UNDER SCHEDULE NO. 06 OF EQUIPMENT FINANCING AGREEMENT
        NO. 10787, WHICH EQUIPMENT AND PERSONAL PROPERTY IS DESCRIBED ON THE THREE (3) PAGE EXHIBIT A-1 ATTACHED HERETO AND MADE A
        PART HEREOF. THIS AMENDMENT IS NOT IN LIMITATION OF THE ORIGINAL FILING, BUT SUPPLEMENTAL THERETO.
-----------------------------------------------------------------------------------------------------------------------------------
8.                                                                            C           9. This Space for Use of Filing Officer
                                                                              O                       (Date, Time, Filing Office)
                                                                              D
                                (Date)                  19                    E
                                       --------------------------------------

                    IRORI INCORPORATED
-----------------------------------------------------------------------------
                                                                              1
        By:        /s/ MICHAEL P. NOVA
            -----------------------------------------------------------------
                SIGNATURE(S) OF DEBTOR(S)                         (TITLE)
                                                                              2
                         LEASE MANAGEMENT SERVICES, INC.
-----------------------------------------------------------------------------
                                                                              3
        By:
            -----------------------------------------------------------------
                SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)
                                                                              4
-----------------------------------------------------------------------------
                                 RETURN COPY TO
                                                                              5
                              P6-0000-141-6
ADDRESS                       LEASE MANAGEMENT SERVICES, INC.
                              2500 SAND HILL ROAD, SUITE 101                  6
                              MENLO PARK, CA  94025

                                                                              7
Filing Officer Debtors
STANDARD FORM -- FILING FEE      UNIFORM COMMERCIAL CODE -- FORM UCC.2

                                                                              8
                       Approved by the Secretary of State
                                                                              9
-----------------------------------------------------------------------------------------------------------------------------------

10787-06                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1.   FILE NO. OF ORIG. FINANCING     1A.  DATE OF FILING OF ORIG.      1B.  DATE OF ORIG. FINANCING      1C.  PLACE OF FILING ORIG.
     STATEMENT                            FINANCING STATEMENT               STATEMENT                         FINANCING STATEMENT
              9534560778                        12/08/95                                                          Sacramento
-----------------------------------------------------------------------------------------------------------------------------------

2.   DEBTOR (LAST NAME FIRST)                                                                            2A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.
     IRORI INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------

2B.  MAILING ADDRESS                                                   2C.  CITY, STATE                  2D.  ZIP CODE
     11025 N. TORREY PINES ROAD, SUITE 100                                  LA JOLLA, CA                        92037
-----------------------------------------------------------------------------------------------------------------------------------

3.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                        3A.  SOCIAL SECURITY OR
                                                                                                              FEDERAL TAX NO.
-----------------------------------------------------------------------------------------------------------------------------------

3B.  MAILING ADDRESS                                                   3C.  CITY,  STATE                 3D.  ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

4.   SECURED PARTY                                                                                       4A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO,.
                                                                                                              OR BANK TRANSIT AND
                                                                                                              A.B.A.  NO.
     NAME                    LEASE MANAGEMENT SERVICES, INC.
     MAILING ADDRESS         2500 SAND HILL ROAD, SUITE 101
     CITY                    MENLO PARK                 STATE  CA            ZIP CODE   94025                 94-2221046
-----------------------------------------------------------------------------------------------------------------------------------

5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                                  5A.  SOCIAL SECURITY NO.,
     NAME                                                                                                     FEDERAL TAX NO. OR
     MAILING ADDRESS                                                                                          BANK TRANSIT AND
     CITY                                               STATE                ZIP CODE                         A.B.A.  NO.
-----------------------------------------------------------------------------------------------------------------------------------

6A      [ ] CONTINUATION--The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 B      [ ] RELEASE--From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 C      [ ] ASSIGNMENT--The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured
        Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 D      [ ] TERMINATION--The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing
        Statement bearing the file number shown above.
-----------------------------------------------------------------------------------------------------------------------------------

 E      [X] AMENDMENT--The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
        (Signature of Debtor required on all amendments.)
-----------------------------------------------------------------------------------------------------------------------------------

 F      [ ] OTHER
-----------------------------------------------------------------------------------------------------------------------------------
7.
        AMEND ORIGINAL FILING TO MORE SPECIFICALLY DESCRIBE A PORTION OF THE EQUIPMENT AND PERSONAL PROPERTY SET FORTH IN THE
        ORIGINAL FILING, NAMELY, THE EQUIPMENT AND PERSONAL PROPERTY FINANCED UNDER SCHEDULE NO. 06 OF EQUIPMENT FINANCING AGREEMENT
        NO. 10787, WHICH EQUIPMENT AND PERSONAL PROPERTY IS DESCRIBED ON THE THREE (3) PAGE EXHIBIT A-1 ATTACHED HERETO AND MADE A
        PART HEREOF. THIS AMENDMENT IS NOT IN LIMITATION OF THE ORIGINAL FILING, BUT SUPPLEMENTAL THERETO.
-----------------------------------------------------------------------------------------------------------------------------------
8.                                                                            C           9. This Space for Use of Filing Officer
                                                                              O                       (Date, Time, Filing Office)
                                                                              D
                                (Date)      8/21        1996                  E
                                       --------------------------------------

                    IRORI INCORPORATED
-----------------------------------------------------------------------------
                                                                              1
        By:        /s/ MICHAEL P. NOVA                           PRESIDENT
            -----------------------------------------------------------------
                SIGNATURE(S) OF DEBTOR(S)                         (TITLE)
                                                                              2
                         LEASE MANAGEMENT SERVICES, INC.
-----------------------------------------------------------------------------
                                                                              3
        By:        /s/ BARBARA B. KAISER
            -----------------------------------------------------------------
                SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)
                                                                              4
-----------------------------------------------------------------------------
                                 RETURN COPY TO
                                                                              5
                              P6-0000-141-6
ADDRESS                       LEASE MANAGEMENT SERVICES, INC.
                              2500 SAND HILL ROAD, SUITE 101                  6
                              MENLO PARK, CA  94025

                                                                              7
Filing Officer Debtors
STANDARD FORM -- FILING FEE      UNIFORM COMMERCIAL CODE -- FORM UCC.2

                                                                              8
                       Approved by the Secretary of State
                                                                              9
-----------------------------------------------------------------------------------------------------------------------------------

NEW BUSINESS SUMMARY
Irori Incorporated
10787-06

-------------------------------------------------------------------------------
         * * * * * * * * * * ACCOUNTING INFORMATION * * * * * * * * * *

                                                                               EQ         EQ              SALES       SALES TAX
        VENDOR                                INVOICE         DATE            CLASS      COST            TAX RATE     TO VENDOR
------------------------------------------------------------------------------------------------------------------------------------
Logic Network Solutions              (1)         21217      02/12/96           CMP      3,373.00           7.00%        264.11
Logic Network Solutions              (1)         21909      02/19/96           CMP      1,009.00           7.00%         70.63
Micron Electronics, Inc.             (1)        419348      03/04/96           CMP      5,398.00           0.00%          0.00
Logic Network Solutions              (1)         31146      03/11/96           CMP      1,800.00           7.00%        126.00
USA Flex, Inc.                       (1)      17068271      04/25/96           CMP        789.00           0.00%          0.00
USA Flex, Inc.                       (1)      17029760      04/23/96           CMP     10,884.00           0.00%          0.00
Technology Integration Group         (1)        314532      04/10/96           CMP      1,484.00           7.75%        115.01
Tri-Star Memory Inc.                 (1)         13616      06/10/96           CMP      1,698.00           7.75%        131.60
Technology Integration Group         (1)        323468      06/29/96           CMP        665.00           7.75%         51.54
Technology Integration Group         (1)        322343      06/18/96           CMP      8,667.00           7.75%        671.69
Panelight Display Systems, Inc.      (1)          6694      06/13/96           CMP      2,995.00           7.75%        232.12
Tech Data Corporation                (1)     1-4395930      07/09/06           CMP        755.00           0.00%          0.00
Tech Data Corporation                (1)     1-4512698      07/23/96           CMP        724.00           0.00%          0.00
PC-Club-SD                           (1)      66113571      07/14/96           CMP        556.00           7.75%         43.09
Fisher Scientific                    (1)       0803854      02/20/96           LFS        531.04           7.00%         37.16
VWR Scientific Products              (1)      42556461      03/29/96           LFS        455.47           7.00%         31.88
VWR Scientific Products              (1)      42556291      03/29/96           LFS        455.47           7.00%         31.88
VWR Scientific Products              (1)      43704730      03/22/96           LFS        895.00           7.00%         62.66
Gensia, Inc.                         (1)                    04/11/96           LFS        500.00           0.00%          0.00
Fisher Scientific                    (1)       1586200      05/07/96           LFS      1,478.00           7.75%        114.55
PerSeptive Biosystems                (1)        107915      06/28/96           LFS     25,750.00           7.00%      1,802.50
Persnickety Mfg. Inc.                (1)        960305      03/06/96           OFN      1,680.00           7.00%        117.60
Persnickety Mfg. Inc.                (1)        960306      03/11/96           OFN      1,070.00           7.00%         74.90
Corporate Express                    (1)      11264265      04/09/96           OFN        368.00           7.75%         28.52
Corporate Express                    (1)      11264525      04/23/96           OFN        368.00           7.75%         28.52
Corporate Express                    (1)      11264375      04/09/96           OFN      1,477.00           7.75%        114.47
USA Flex, Inc.                       (1)      17045162      04/26/96           CMP      1,708.96           0.00%          0.00
Persnickety Mfg. Inc.                (1)        960318      03/18/96           OFN      4,700.00           7.00%        329.00
Persnickety Mfg. Inc.                (1)        960402      03/18/96           OFN      1,220.00           7.75%         94.55
Persnickety Mfg. Inc.                (1)        960508      04/15/96           OFN      2,562.00           7.75%        198.56
Persnickety Mfg. Inc.                (1)        960515      04/15/96           OFN        788.00           7.75%         61.07
Universal Communication Solution     (1)          5207      06/21/96           PEQ        540.00           7.75%         41.85
Syex Express                         (1)      S1124884      06/24/96           CMP      2,734.00           0.00%          0.00
                                                                                       ---------                      --------
                                                                              TOTAL    90,477.94                       4,875.4
------------------------------------------------------------------------------------------------------------------------------------
No of Invoices                      (33)



                                                   FREIGHT
                                      VENDOR       INSTALL        TOTAL
        VENDOR                        REBATE       LABOR         INVOICE        PR
------------------------------------------------------------------------------------
Logic Network Solutions                  0.00          0.00      4,037.11
Logic Network Solutions                  0.00          0.00      1,079.63
Micron Electronics, Inc.                 0.00         78.00      5,476.00
Logic Network Solutions                  0.00          0.00      1,926.00
USA Flex, Inc.                           0.00         31.30        820.30
USA Flex, Inc.                           0.00        105.00     10,989.00
Technology Integration Group             0.00          0.00      1,599.01
Tri-Star Memory Inc.                     0.00          0.00      1,829.60
Technology Integration Group             0.00          0.00        716.54
Technology Integration Group             0.00          0.00      9,338.69
Panelight Display Systems, Inc.          0.00         28.50      3,255.62
Tech Data Corporation                    0.00         50.34        805.34
Tech Data Corporation                    0.00          4.75        728.75
PC-Club-SD                               0.00          0.00        599.09
Fisher Scientific                        0.00          0.00        568.20
VWR Scientific Products                  0.00          0.00        487.35
VWR Scientific Products                  0.00          0.00        487.35
VWR Scientific Products                  0.00         50.75      1,008.41
Gensia, Inc.                             0.00          0.00        500.00
Fisher Scientific                        0.00          0.00      1,592.00
PerSeptive Biosystems                    0.00         49.00     27,601.50
Persnickety Mfg. Inc.                    0.00        150.00      1,947.60
Persnickety Mfg. Inc.                    0.00         75.00      1,219.90
Corporate Express                        0.00          0.00        396.52
Corporate Express                        0.00          0.00        396.52
Corporate Express                        0.00          0.00      1,591.47
USA Flex, Inc.                           0.00         28.40      1,737.36
Persnickety Mfg. Inc.                    0.00        395.00      5,424.00
Persnickety Mfg. Inc.                    0.00         75.00      1,389.55
Persnickety Mfg. Inc.                    0.00          0.00      2,760.56
Persnickety Mfg. Inc.                    0.00          0.00        849.07
Universal Communication Solution         0.00        227.50        809.35
Syex Express                             0.00          0.00      2,734.00
                                         ----      --------     ---------
                                         0.00      1,348.54     96,701.94
                                     ------------------------------------------------
No of Invoices



Prepared By:  Kasey Christie          Date   08/13/96
              -----------------              ---------

Approved By:  /s/ illegible           Date   08/13/96
              -----------------              ---------

LEASE MANAGEMENT SERVICES INC.


                                 SCHEDULE 07 TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10787
                                     BETWEEN
                          IRORI INCORPORATED, AS DEBTOR
                                       AND
                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY

ATTACHED TO AND MADE A PART OF EQUIPMENT FINANCING AGREEMENT NUMBER 10787, BY AND BETWEEN SECURED PARTY AND DEBTOR ("AGREEMENT") WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE AGREEMENT AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION THEREOF, AND, IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.


1.      EQUIPMENT DESCRIPTION:          See Attached Exhibit "A"

2.      PROCEEDS AMOUNT:                $85,416.00

3.      INSTALLMENT PAYMENTS:           Except as otherwise provided in the
                                        Agreement or in this Schedule, the
                                        undersigned Debtor promises to repay the Advance Amount, with interest as follows:

$2,357.00 per month due on the first day of each month for Forty-Two (42) consecutive months, beginning on October 1, 1996, followed by $12,812.00 on April 1, 2000.

4.      EQUIPMENT LOCATION:             11025 North Torrey Pines Road, #100
                                        La Jolla, CA 92037

5.      OTHER PROVISIONS:               N/A

Dated: 10/11/96
       ------------------------------

DEBTOR:                                 SECURED PARTY:
IRORI INCORPORATED                      LEASE MANAGEMENT SERVICES, INC.

By:    /s/ Michael P. Nova              By:   /s/ Barbara B. Kaiser
    ---------------------------------      -------------------------------------
           Michael P. Nova                        Barbara B. Kaiser

Title: CEO                              Title: EVP/General Manager
       ------------------------------          ---------------------------------

LEASE MANAGEMENT SERVICES, INC.


                               PAY PROCEEDS LETTER

TO:     LEASE MANAGEMENT SERVICES, INC.
        2500 Sand Hill Road, Suite 101
        Menlo Park, CA 94025

IRORI INCORPORATED, as Debtor, hereby authorizes LEASE MANAGEMENT SERVICES, INC., as Secured Party, to distribute proceeds of Schedule 07 to the Equipment Financing Agreement Number 10787, totaling $85,416.00 against equipment purchases, as follows:

                $85,416.00    Proceeds from Equipment Financing Agreement Number
                              10787-07.

LESS:

                 $2,357.00    Due to LEASE MANAGEMENT SERVICES, INC., to pay
                              first installment payment due October 1, 1996.

                $21,354.00    Due to LEASE MANAGEMENT SERVICES, INC., to pay
                              Security Deposit.

PLUS:

                   $376.00    Credit for Commitment fee refund.

                $62,081.00    Credit due to IRORI INCORPORATED.

DEBTOR:
IRORI INCORPORATED

By:    /s/ Michael P. Nova
       ---------------------------------------

Title: CEO
       ---------------------------------------

Date:  10/11/96
       ---------------------------------------

LEASE MANAGEMENT SERVICES, INC.


                                    EXHIBIT A

Attached to and forming a part of the following documents: Schedule Number 07 of Equipment Financing Agreement Number 10787, Certificate of Acceptance and the UCC Financing Statement(s) pertaining to the referenced Loan Schedule, and any addenda thereto by and between LEASE MANAGEMENT SERVICES, INC., as Secured Party, and IRORI INCORPORATED, as Debtor. The Loan Schedule referenced above is incorporated herein, by this reference. All Terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement. Debtor is hereby directed to contact the Supplier of the Equipment for a description of any rights Debtor may have under the Supply Contract covering the Equipment.


            AS MORE FULLY DESCRIBED ON THE TWO (2) PAGE EXHIBIT A-1
                    ATTACHED HERETO AND MADE A PART HEREOF.

                                TOTAL PURCHASE PRICE     $85,416.00




Debtor:               /s/ MPN           (Initials)
               -----------------------
Secured Party:        /s/ BBK           (Initials)
               -----------------------

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-07

 LMSI
 TAG #           VENDOR                        INVOICE #   QTY          DESCRIPTION                  SERIAL NUMBER        AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
47213        Fisher Scientific                  2444197     1     Vacuum Pump 5.6 Model M8C               F1693           1,388.64
----------------------------------------------------------------------------------------------------------------------------------
22297        Fisher Scientific                  2444198     1     PH Meter Portable                      0003679            325.00
----------------------------------------------------------------------------------------------------------------------------------
47201        Fisher Scientific                  2250920     1     Isotemp Incubator                      506R0217           789.00
----------------------------------------------------------------------------------------------------------------------------------
47207        Fisher Scientific                  2265511     1     Universal Platform Model G10          690750176           595.00
----------------------------------------------------------------------------------------------------------------------------------
47212        Fisher Scientific                  2741155     1     Freeze Dryer w/Tray Model 12L       7498XX77540XX      15,398.00
----------------------------------------------------------------------------------------------------------------------------------
47202        Fisher Scientific                  2852796     1     Flammables Floor Cabinet                NO S/N            450.64
----------------------------------------------------------------------------------------------------------------------------------
47215        Fisher Scientific                  2694849     1     Basic Level Balance                   2115036580          816.00
----------------------------------------------------------------------------------------------------------------------------------
47203        Genta Incorporated                 Invoice     1     Isotemp Ref/Freezer                  010-1473-000       1,500.00
----------------------------------------------------------------------------------------------------------------------------------
47204        Genta Incorporated                 Invoice     1     Drying Oven                            90200057           300.00
----------------------------------------------------------------------------------------------------------------------------------
47205        Genta Incorporated                 Invoice     1     Glassware Dishwasher                   18075235         2,300.00
----------------------------------------------------------------------------------------------------------------------------------
47208        Fisher Scientific                  2540870     1     Shaker Gyrotry Model G10              690750176         3,020.00
----------------------------------------------------------------------------------------------------------------------------------
47209        Fisher Scientific                  2521055     1     Sound Enclosure                         10758             553.80
----------------------------------------------------------------------------------------------------------------------------------
47210        Fisher Scientific                  2521055     1     Sieve Shaker                            11098           1,373.42
----------------------------------------------------------------------------------------------------------------------------------
22272        Technology Integration Group        328309     1     Multiscan 15SF2 Monitor              S0181242126          480.00
----------------------------------------------------------------------------------------------------------------------------------
22286        Technology Integration Group        333818     1     Energy 17" Monitor                   S0L455101661         665.00
----------------------------------------------------------------------------------------------------------------------------------
22273        Technology Integration Group        326378     1     SVGA Network Cards                    1000045383          271.00
----------------------------------------------------------------------------------------------------------------------------------
22274        Technology Integration Group        330029     1     Armada 1120T P100                    7630HYD31879       2,139.00
----------------------------------------------------------------------------------------------------------------------------------
22275        Technology Integration Group        330029     1     8MB Upgrade                             NO S/N            195.00
----------------------------------------------------------------------------------------------------------------------------------
22285        Technology Integration Group        330029     1     Ethernet Modem 28.8                    9125681            390.00
----------------------------------------------------------------------------------------------------------------------------------
22280        Micron Electronics                  643078     1     Micro Computer ATO Model BOM         841845-0001        2,899.00
----------------------------------------------------------------------------------------------------------------------------------
22281        Micron Electronics                  643078     1     104 Enhanced Keyboard                   NO S/N           incl.
----------------------------------------------------------------------------------------------------------------------------------
22283        Technology Integration Group        328108     1     PCI LAN Adapter                         NO S/N            790.00
----------------------------------------------------------------------------------------------------------------------------------
22282        Technology Integration Group        328108     1     Energy 17" Monitor                   0L4-54601820         665.00
----------------------------------------------------------------------------------------------------------------------------------
22263        Technology Integration Group        328108     1     Energy 17" Monitor                   0L4-54601826         665.00
----------------------------------------------------------------------------------------------------------------------------------
22278        Micron Electronics                  615788     1     Micro Computer ATO Model BOM         656901-0002        2,239.00
----------------------------------------------------------------------------------------------------------------------------------
22279        Micron Electronics                  615788     1     104 Enhanced Keyboard                   NO S/N           incl.
----------------------------------------------------------------------------------------------------------------------------------
22264        Micron Electronics                  669498     1     Micro Computer ATO Model BOM         656901-0001        2,299.00
----------------------------------------------------------------------------------------------------------------------------------
22265        Micron Electronics                  669498     1     104 Enhanced Keyboard                   NO S/N           incl.
----------------------------------------------------------------------------------------------------------------------------------
22276        Micron Electronics                  669498     1     Micro Computer ATO Model BOM         617665-0001        2,299.00
----------------------------------------------------------------------------------------------------------------------------------
22277        Micron Electronics                  669498     1     104 Enhanced Keyboard                   NO S/N           incl.
----------------------------------------------------------------------------------------------------------------------------------
22284        National Instruments                230972     1     AT-OPIB Interface Card                  NO S/N            570.00
----------------------------------------------------------------------------------------------------------------------------------
(3)          Persnickety Mfg. Inc.               960823     6     Open Office Panels Walls                NO S/N         12,383.00
----------------------------------------------------------------------------------------------------------------------------------
22295        Persnickety Mfg. Inc.            9608120-B     1     Mobile Pedestal                         NO S/N            327.00
----------------------------------------------------------------------------------------------------------------------------------
22294        Persnickety Mfg. Inc.               960813     1     Executive U Desk                        NO S/N          1,425.00
----------------------------------------------------------------------------------------------------------------------------------

Debtor   /s/ MPN     (Initials)    Secured Party   /s/ BBK       (Initials)
        -------------                            ---------------


                                     1 of 1

 LMSI
 TAG #           VENDOR                        INVOICE #   QTY          DESCRIPTION                  SERIAL NUMBER        AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
(4)          Persnickety Mfg. Inc.               960813     1     2-Drawer Lateral File                   NO S/N           incl.
----------------------------------------------------------------------------------------------------------------------------------
(1)          PC Saver                              2290     4     32MB Upgrade                            NO S/N            880.00
----------------------------------------------------------------------------------------------------------------------------------
22267        PC Saver                              2289     1     Pentium Pro System                      NO S/N          3,666.00
----------------------------------------------------------------------------------------------------------------------------------
22266        PC Saver                              2289     1     15" SVGA Monitor                     68TTB0477359        incl.
----------------------------------------------------------------------------------------------------------------------------------
47211        Savant Instruments                  128629     1     Speedvac Component System         SC210A-6H330453-1G   12,505.00
----------------------------------------------------------------------------------------------------------------------------------
(2)          Tri-Star Memory Inc.                 13834     6     32MB Memory Upgrade                     NO S/N          1,314.00
----------------------------------------------------------------------------------------------------------------------------------
47206        TriLink BioTechnologies                  4     1     Gamma Center                                            3,000.00
----------------------------------------------------------------------------------------------------------------------------------
47217        Universal Communication Solution      5499     1     Executive Phone Display               SBG611527           340.20
----------------------------------------------------------------------------------------------------------------------------------
47218        Universal Communication Solution      5499     1     Executive Phone Display               SBG611350           340.20
----------------------------------------------------------------------------------------------------------------------------------
47222        Universal Communication Solution      5499     1     Executive Phone Display               SBG611135           340.20
----------------------------------------------------------------------------------------------------------------------------------
47221        Universal Communication Solution      5499     1     Executive Phone Display               SBG611504           340.20
----------------------------------------------------------------------------------------------------------------------------------
47220        Universal Communication Solution      5499     1     Executive Phone Display               SBG611173           340.20
----------------------------------------------------------------------------------------------------------------------------------
47219        Universal Communication Solution      5499     1     Executive Phone Display               SBG611371           340.20
----------------------------------------------------------------------------------------------------------------------------------
47223        Universal Communication Solution      5499     1     Executive Phone Display               SBG611121           340.20
----------------------------------------------------------------------------------------------------------------------------------
47224        Universal Communication Solution      5499     1     Executive Phone Display               SBG611325           340.20
----------------------------------------------------------------------------------------------------------------------------------
47216        Universal Communication Solution      5499     1     Executive Phone Display               SBG611091           340.20
----------------------------------------------------------------------------------------------------------------------------------
47225        Universal Communication Solution      5499     1     Executive Phone Display               SBG611468           340.20
----------------------------------------------------------------------------------------------------------------------------------
22287        Universal Communication Solution      5499     1     12 Port Station                         NO S/N            780.30
----------------------------------------------------------------------------------------------------------------------------------
47214        VWR Scientific Products           53481110     1     Rolomix Orb Mixer Model 51335T       553960799706         358.20
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL          85,416.00
(1) 22268     22270                           (3) 22288   22291
    22269     22271                               22289   22292
                                                  22290   22293

(2) 22309                                     (4) 22296
    22310
    22311
    22312
    22313
    22314


Debtor   /s/ MPN     (Initials)    Secured Party   /s/ BBK       (Initials)
        -------------                            ---------------

                                     2 of 2

LEASE MANAGEMENT SERVICES, INC.


                            CERTIFICATE OF ACCEPTANCE

Attached to and made an integral part of Schedule 07 to Equipment Financing Agreement Number 10787.

TO:     LEASE MANAGEMENT SERVICES INC.
        2500 Sand Hill Road, Suite 101
        Menlo Park, CA 94025


                              EQUIPMENT DESCRIPTION


                            SEE ATTACHED EXHIBIT "A"

We hereby acknowledge receipt, in good condition, of the Equipment described above or on the attached Exhibit "A". The Equipment has been properly installed and is operating satisfactorily. We hereby accept said Equipment as satisfactory in all respects for the purposes of the above Equipment Financing Agreement. Said Equipment has not been delivered or accepted on a trial basis, and is free and clear of all liens and encumbrances and adverse claims, with the exception of the security interest created herein.

We will make all payments to Secured Party, as called for in the Equipment Financing Agreement. We agree that any rights we may have against the supplies or vendor of said Equipment will not be asserted as an abatement, defense, counterclaim, or deduction against Secured Party.

All capitalized terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement referenced above.


         DO NOT SIGN OR DATE THIS FORM UNTIL THE EQUIPMENT IS RECEIVED,
               PROPERLY INSTALLED AND IS OPERATING SATISFACTORILY.

DEBTOR:
IRORI INCORPORATED
By:       /s/ Michael P. Nova
         ---------------------------------

Title:   CEO
         ---------------------------------

Date:    10/11/96
         ---------------------------------

                         LEASE MANAGEMENT SERVICES, INC.


                                                                    CREDIT MEMO

2500 Sand Hill Road, Suite 101, Menlo Park, CA.  94025

---------------------------------------
Irori Incorporated
11025 North Torrey Pines Road, #100            CREDIT MEMO #           10787-07
La Jolla, CA 92037                                      DATE          09-Oct-96
---------------------------------------

--------------------------------------------------------------------------------
QUANTITY             DESCRIPTION                              PRICE       AMOUNT
--------------------------------------------------------------------------------
          RE:  EQUIPMENT FINANCING AGREEMENT NO.  10787-07
          -----------------------------------------------

          First Month's Rent:               $  2,357.00
          Security Deposit:                 $ 21,354.00

          Non-Financable Items:
              Freight/Install/Labor         $  2,638.47
              Sales Tax                     $  5,894.13
              Softcost/Disposables          $    699.70

          PLUS:
              Vendor Prepayments            $(94,648.30)
              Prorata Commitment Fee        $   (376.00)
                                            -----------
              TOTAL                         $(62,081.00)

--------------------------------------------------------------------------------

If you have any questions concerning      CHECK PAYABLE TO:         ($62,081.00)
this credit, call:  (415) 854-9450.       Irori Incorporated


                          THANK YOU FOR YOUR BUSINESS!

                          Lease Management Services, Inc.
                          2500 Sand Hill Road, Suite 101,
                          Menlo Park, CA 94025 Telephone (415)
                          854-9450 o Fax (415) 854-9457


October 4, 1996


Susan Sisk
IRORI INCORPORATED
11025 North Torrey Pines Road
La Jolla, CA 92037

Dear Susan:

Enclosed are the documents for Equipment Financing Agreement Number 10787, Schedule Number 07. The Commencement date of this schedule is October 1, 1996. Please see that the documents are executed and returned

Equipment identification labels (asset tags) are also enclosed. Please affix the asset tags to all of the equipment listed in the Exhibit A. Please acknowledge completion of labeling by listing the appropriate asset tag number in the space provided for each equipment description in Exhibit A. Sign where indicated below and return to me.

Should you have any questions, please call.

Sincerely,                            LABELING OF EQUIPMENT
                                      Equipment Financing Agreement
/s/ K.C.                              Number: 10787-07
                                      Label Number: See Exhibit A-1
Kathy (Kasey) Christie                IRORI INCORPORATED
Sr.  Contract Administrator
                                      By:    /s/ Michael P. Nova
                                             -----------------------------------

                                      Title: CEO
                                             -----------------------------------

                                      Date:  10/11/96
                                             -----------------------------------

Enclosures



   A Subsidiary of Phoenixcor, Inc. o 65 Water Street, South Norwalk, CT 06854

10787-07                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1.   FILE NO. OF ORIG. FINANCING     1A.  DATE OF FILING OF ORIG.      1B.  DATE OF ORIG. FINANCING      1C.  PLACE OF FILING ORIG.
     STATEMENT                            FINANCING STATEMENT               STATEMENT                         FINANCING STATEMENT
              9534560778                        12/08/95                                                          Sacramento
-----------------------------------------------------------------------------------------------------------------------------------

2.   DEBTOR (LAST NAME FIRST)                                                                            2A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.
     IRORI INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------

2B.  MAILING ADDRESS                                                   2C.  CITY, STATE                  2D.  ZIP CODE
     11025 NORTH TORREY PINES ROAD, #100                                    LA JOLLA, CA                        92037
-----------------------------------------------------------------------------------------------------------------------------------

3.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                        3A.  SOCIAL SECURITY OR
                                                                                                              FEDERAL TAX NO.
-----------------------------------------------------------------------------------------------------------------------------------

3B.  MAILING ADDRESS                                                   3C.  CITY,  STATE                      3D.  ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

4.   SECURED PARTY                                                                                       4A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO,.
                                                                                                              OR BANK TRANSIT AND
                                                                                                              A.B.A.  NO.
     NAME                    LEASE MANAGEMENT SERVICES, INC.
     MAILING ADDRESS         2500 SAND HILL ROAD, SUITE 101
     CITY                    MENLO PARK                 STATE  CA            ZIP CODE   94025                 94-2221046
-----------------------------------------------------------------------------------------------------------------------------------

5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                                  5A.  SOCIAL SECURITY NO.,
     NAME                                                                                                     FEDERAL TAX NO. OR
     MAILING ADDRESS                                                                                          BANK TRANSIT AND
                                                                                                              A.B.A.  NO.
     CITY                                               STATE                ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

6A      [ ] CONTINUATION--The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

B       [ ] RELEASE--From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below..
-----------------------------------------------------------------------------------------------------------------------------------

C       [ ] ASSIGNMENT--The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured
        Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

D       [ ] TERMINATION--The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing
        Statement bearing the file number shown above..
-----------------------------------------------------------------------------------------------------------------------------------

E       [X] AMENDMENT--The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
        (Signature of Debtor required on all amendments.)
-----------------------------------------------------------------------------------------------------------------------------------

F       [ ] OTHER
-----------------------------------------------------------------------------------------------------------------------------------
7.
        AMEND ORIGINAL FILING TO MORE SPECIFICALLY DESCRIBE A PORTION OF THE EQUIPMENT AND PERSONAL PROPERTY SET FORTH IN THE
        ORIGINAL FILING, NAMELY, THE EQUIPMENT AND PERSONAL PROPERTY FINANCED UNDER SCHEDULE NO. 07 OF EQUIPMENT FINANCING AGREEMENT
        NO. 10787, WHICH EQUIPMENT AND PERSONAL PROPERTY IS DESCRIBED ON THE TWO (2) PAGE EXHIBIT A-1 ATTACHED HERETO AND MADE A
        PART HEREOF. THIS AMENDMENT IS NOT IN LIMITATION OF THE ORIGINAL FILING, BUT SUPPLEMENTAL THERETO.
-----------------------------------------------------------------------------------------------------------------------------------
8.                                                                            C           9. This Space for Use of Filing Officer
                                                                              O                       (Date, Time, Filing Office)
                                                                              D
                                (Date)         10/11    1996                  E
                                       --------------------------------------

                    IRORI INCORPORATED
-----------------------------------------------------------------------------
                                                                              1
        By:        /s/ MICHAEL P. NOVA                           PRESIDENT
            -----------------------------------------------------------------
                SIGNATURE(S) OF DEBTOR(S)                         (TITLE)
                                                                              2
                         LEASE MANAGEMENT SERVICES, INC.
-----------------------------------------------------------------------------
                                                                              3
        By:        /s/ BARBARA B. KAISER
            -----------------------------------------------------------------
                SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)
                                                                              4
-----------------------------------------------------------------------------
                                 RETURN COPY TO
                                                                              5
                              P6-0000-141-6
ADDRESS                       LEASE MANAGEMENT SERVICES, INC.
                              2500 SAND HILL ROAD, SUITE 101                  6
                              MENLO PARK, CA  94025

                                                                              7
Filing Officer Debtors
STANDARD FORM--FILING FEE       UNIFORM COMMERCIAL CODE--FORM UCC.2

                                                                              8
                       Approved by the Secretary of State
                                                                              9
-----------------------------------------------------------------------------------------------------------------------------------

LEASE MANAGEMENT SERVICES, INC.


                                 SCHEDULE 08 TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10787
                                     BETWEEN
                          IRORI INCORPORATED, AS DEBTOR
                                       AND
                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY

ATTACHED TO AND MADE A PART OF EQUIPMENT FINANCING AGREEMENT NUMBER 10787, BY AND BETWEEN SECURED PARTY AND DEBTOR ("AGREEMENT") WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. SECURED PARTY AND DEBTOR HEREBY. ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN TIES SCHEDULE ARE COVERED BY THE AGREEMENT AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION THEREOF, AND, IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.


1. EQUIPMENT DESCRIPTION:       See Attached Exhibit "A"

2. PROCEEDS AMOUNT:             $48,249.85

3. INSTALLMENT PAYMENTS:        Except as otherwise provided in the Agreement or
                                in this Schedule, the undersigned Debtor promises to repay the Advance Amount, with interest as follows:

$1,326.00 per month due on the first day of each month for Forty-Two (42) consecutive months, beginning on, December 1, 1996, followed by $7,237.00 on June 1, 2000.

4. EQUIPMENT LOCATION:          11025 North Torrey Pines Road, # 100
                                La Jolla, CA 92037

5. OTHER PROVISIONS:            N/A

Dated:  12/20/96
        -------------------------------

DEBTOR:                                        SECURED PARTY:
IRORI INCORPORATED                             LEASE MANAGEMENT SERVICES, INC.

By:      /s/ Michael P. Nova                   By:    /s/ Barbara B. Kaiser
        -------------------------------               --------------------------
                                                          Barbara B.  Kaiser

Title:       President                         Title: EVP/General Manager
        -------------------------------               --------------------------

LEASE MANAGEMENT SERVICES, INC.


                                    EXHIBIT A

Attached to and forming a part of the following documents: Schedule Number 08 of Equipment Financing Agreement Number 10787, Certificate of Acceptance and the UCC Financing Statement(s) pertaining to the referenced Loan Schedule, and any addenda thereto by and between LEASE MANAGEMENT SERVICES, INC., as Secured Party, and IRORI INCORPORATED, as Debtor. The Loan Schedule referenced above is incorporated herein by this reference. All Terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement. Debtor is hereby directed to contact the Supplier of the Equipment for a description of any rights Debtor may have under the Supply Contract covering the Equipment.


     AS MORE FULLY DESCRIBED ON THE ONE (1) PAGE EXHIBIT A-1 ATTACHED HERETO
                             AND MADE A PART HEREOF.

                                TOTAL PURCHASE PRICE $48,249.85



Debtor:           /s/ MPN                      (Initials)
          -----------------------
Secured Party:      /s/ BBK                     (Initials)
              -----------------------

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-08


 LMSI
 TAG #           VENDOR                      INVOICE #  QTY         DESCRIPTION                  SERIAL NUMBER       AMOUNT
 -----           ------                      ---------  ---         -----------                  -------------       ------
47230   Universal Communication Solution        5635     1   4 Port Voice Mailcard                    N/A           1,595.00
47227   Fisher Scientific                    3366251     1   Balance Et Al                        1115300705        4,815.55
47229   Fisher Scientific                    2177573     1   Vacuum Pump Gerotor                   YKL270610          739.00
47249   VWR Scientific Products             57931660     1   Pump 115V                              193904          1,291.50
47228   Perkin Elmer                         0996944     1   Spectrum 1000 W/Software                45395         17,210.00
47240   Micron Electronics, Inc.              789892     1   Micron Computer ATO Model BOM        724035-0001       2,049.00
47231   Networks 2000                           2148     1   HP Advancestack 100VG Hub 14-Port       NONE           1,441.25
47233   Networks 2000                           2148     1   HP SNMP Bridge Module                SG63030296          936.55
47248   Networks 2000                           2148     1   Digiboard 8 Port Card                    N/A             719.00
47237   Micron Electronics, Inc.              764346     1   Micron Computer ATO Model BOM        706164-0001       2,049.00
47247   Technology Integration Group          339235     1   17" Monitor                         AI0-52303272         650.00
47232   Andataco                              157172     1   Desktop Cab                           0000-0937        4,800.00
47234   Andataco                              157172     1   DLT4000 Tape Unit                     0000-0937        2,325.00
(1)     Technology Integration Group          337325     6   PCI LAN Adapter   (pkg of 6)             N/A             790.00
47238   Technology Integration Group          337325     1   17" Monitor                         OP4-60201585         650.00
47239   Technology Integration Group          336491     1   17" Monitor                         OP4-54901751         650.00
47235   Technology Integration Group          335814     1   Laserjet 4MV                         SJPFH010307       2,745.00
47236   Micron Electronics                    747144     1   Micron Computer ATO Model BOM        697828-0001       2,049.00
47226   Pharmacia Biotech                   38715620     1   EPS 500 Power Supply                  9603-1001          745.00
                                                                                                      TOTAL       $48,249.85


(1)     47241
        47242
        47243
        47244
        47245
        47246

Debtor /s/ MPN (Initials) Secured Pary /s/ BBK (Initials)
      ---------                       ---------


                                     1 of 1

LEASE MANAGEMENT SERVICES, INC.


                               PAY PROCEEDS LETTER

TO:   LEASE MANAGEMENT SERVICES, INC.
      2500 Sand Hill Road, Suite 101
      Menlo Park, CA 94025

IRORI INCORPORATED, as Debtor, hereby authorizes LEASE MANAGEMENT SERVICES, INC., as Secured Party, to distribute proceeds of Schedule 08 to the Equipment Financing Agreement Number 10787, totaling $48,249.85 against equipment purchases, as follows

           $48,249.85           Proceeds from Equipment Financing Agreement
                                Number 10787-08.

LESS:
            $1,326.00           Due to LEASE MANAGEMENT SERVICES, INC., to pay
                                first installment payment due December 1, 1996.

           $12,062.00           Due to LEASE MANAGEMENT SERVICES, INC., to pay
                                Security Deposit.

PLUS:
              $212.00           Credit for Commitment fee refund.

           $35,073.85           Credit due to IRORI INCORPORATED.

DEBTOR:
IRORI INCORPORATED

By:    /s/ Michael P. Nova
       ---------------------------
Title: President
       ---------------------------
Date:  12/20/96
       ---------------------------

                         LEASE MANAGEMENT SERVICES, INC.

                                                                     CREDIT MEMO

2500 Sand Hill Road, Suite 101, Menlo Park, CA  94025

Irori Incorporated
11025 North Torrey Pines Road, #100
La Jolla, CA 92037

                                                          CREDIT MEMO # 10787-08
                                                                  DATE 09-Dec-96


QUANTITY                            DESCRIPTION                                       PRICE                AMOUNT
--------                            -----------                                       -----                ------
           RE:  EQUIPMENT FINANCING AGREEMENT NO.                      10787-08
           --------------------------------------------------------------------

           First Month's Rent:                               $1,326.00
           Security Deposit:                                $12,062.00

           Non-Financeable Items:
               Freight/Install/Labor                           $458.77
               Sales Tax                                     $3,559.82
               Softcost/Disposables                          $3,829.75

           PLUS:
               Vendor Prepayments                          $(56,098.19)
               Prorata Commitment Fee                         $(212.00)
                                                           ------------
               TOTAL                                       $(35,073.85)



If you have any questions concerning this credit,         CHECK PAYABLE TO:                              $(35,073.85)
call:  (415) 854-9450.                                    Irori Incorporated
                                                                                                         ------------


                          THANK YOU FOR YOUR BUSINESS!

LEASE MANAGEMENT SERVICES, INC.


                            CERTIFICATE OF ACCEPTANCE

Attached to and made an integral part of Schedule 08 to Equipment Financing Agreement Number 10787.

TO:   LEASE MANAGEMENT SERVICES, INC.
      2500 Sand Hill Road, Suite 101
      Menlo Park, CA 94025

                              EQUIPMENT DESCRIPTION

                            SEE ATTACHED EXHIBIT "A"

We hereby acknowledge receipt, in good condition, of the Equipment described above or on the attached Exhibit "A". The Equipment has been properly installed and is operating satisfactorily. We hereby accept said Equipment as satisfactory in all respects for the purposes of the above Equipment Financing Agreement. Said Equipment has not been delivered or accepted on a trial basis, and is free and clear of all liens and encumbrances and adverse claims, with the exception of the security deposit created herein.

We will make all payments to Secured Party, as called for in the Equipment Financing Agreement. We agree that any rights we may have against the supplier or vendor of said Equipment will not be asserted as an abatement, defense, counterclaim, or deduction against Secured Party.

All capitalized terms used herein shall have the same meaning as set forth in the Equipment Financing Agreement referenced above.


         DO NOT SIGN OR DATE THIS FORM UNTIL THE EQUIPMENT IS RECEIVED,
               PROPERLY INSTALLED AND IS OPERATING SATISFACTORILY.


DEBTOR:

IRORI INCORPORATED

By:      /s/ Michael P. Nova
         -----------------------------
Title:         President
               -----------------------
Date:        12/20/96
             -------------------------

                   Lease Management Services, Inc.
                   2500 Sand Hill Road, Suite 101
                   Menlo Park, CA 94025
                   Telephone (415) 854-9450 o Fax (415) 854-9457


December 13, 1996


Susan Sisk
IRORI
11025 North Torrey Fine Road, #100
La Jolla, CA 92037

Dear Susan:

Enclosed are the documents for Equipment Financing Agreement Number 10787, Schedule Number 08. The Commencement date of this schedule is December 1, 1996. Please see that the documents are executed and returned.

Equipment identification labels (asset tags) are also enclosed. Please affix the asset tags to all of the equipment listed in the Exhibit A. Please acknowledge completion of labeling by listing the appropriate asset tag number in the space provided for each equipment description in Exhibit A. Sign where indicated below and return to me.

Should you have any questions, please call.

Sincerely,                         LABELING OF EQUIPMENT
                                   Equipment Financing Agreement
/s/ K.C.                           Number: 10787-08
                                   Label Number: See Exhibit A-1

Kathy (Kasey) Christie             IRORI
Sr.  Contract Administrator
                                   By:     /s/ Michael P. Nova
                                           -------------------------------
                                   Title:  President
                                           -------------------------------
                                   Date:   12/20/96
                                           -------------------------------


Enclosures


  A Subsidiary of Phoenixcor, Inc. o 65 Water Street, South Norwalk, CT 06854

10787-08                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1.   FILE NO. OF ORIG. FINANCING     1A.  DATE OF FILING OF ORIG.      1B.  DATE OF ORIG. FINANCING      1C.  PLACE OF FILING ORIG.
     STATEMENT                            FINANCING STATEMENT               STATEMENT                         FINANCING STATEMENT
              9534560778                        12/08/95                                                          SOS
-----------------------------------------------------------------------------------------------------------------------------------

2.   DEBTOR (LAST NAME FIRST)                                                                            2A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.
     IRORI INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------

2B.  MAILING ADDRESS                                                   2C.  CITY, STATE                  2D.  ZIP CODE
     11025 NORTH TORREY PINES ROAD, #100                                    LA JOLLA, CA                        92037
-----------------------------------------------------------------------------------------------------------------------------------

3.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                        3A.  SOCIAL SECURITY OR
                                                                                                              FEDERAL TAX NO.
-----------------------------------------------------------------------------------------------------------------------------------

3B.  MAILING ADDRESS                                                   3C.  CITY,  STATE                      3D.  ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

4.   SECURED PARTY                                                                                       4A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO,.
                                                                                                              OR BANK TRANSIT AND
                                                                                                              A.B.A.  NO.
     NAME                    LEASE MANAGEMENT SERVICES, INC.
     MAILING ADDRESS         2500 SAND HILL ROAD, SUITE 101
     CITY                    MENLO PARK                 STATE  CA            ZIP CODE   94025                 9482221046
-----------------------------------------------------------------------------------------------------------------------------------

5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                                  5A.  SOCIAL SECURITY NO.,
     NAME                                                                                                     FEDERAL TAX NO. OR
     MAILING ADDRESS                                                                                          BANK TRANSIT AND
     CITY                                               STATE                ZIP CODE                         A.B.A.  NO.
-----------------------------------------------------------------------------------------------------------------------------------

6A      [ ] CONTINUATION--The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 B      [ ] RELEASE--From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 C      [ ] ASSIGNMENT--The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured
        Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 D      [ ] TERMINATION--The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing
        Statement bearing the file number shown above.
-----------------------------------------------------------------------------------------------------------------------------------

 E      [X] AMENDMENT--The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
        (Signature of Debtor required on all amendments.)
-----------------------------------------------------------------------------------------------------------------------------------

 F      [ ] OTHER
-----------------------------------------------------------------------------------------------------------------------------------
7.
        AMEND ORIGINAL FILING TO MORE SPECIFICALLY DESCRIBE A PORTION OF THE EQUIPMENT AND PERSONAL PROPERTY SET FORTH IN THE
        ORIGINAL FILING, NAMELY, THE EQUIPMENT AND PERSONAL PROPERTY FINANCED UNDER SCHEDULE NO. 08 OF EQUIPMENT FINANCING AGREEMENT
        NO. 10787, WHICH EQUIPMENT AND PERSONAL PROPERTY IS DESCRIBED ON THE ONE (1) PAGE EXHIBIT A-1 ATTACHED HERETO AND MADE A
        PART HEREOF. THIS AMENDMENT IS NOT IN LIMITATION OF THE ORIGINAL FILING, BUT SUPPLEMENTAL THERETO.
-----------------------------------------------------------------------------------------------------------------------------------
8.                                                                            C           9. This Space for Use of Filing Officer
                                                                              O                       (Date, Time, Filing Office)
                                                                              D
                                (Date)                  19                    E
                                       --------------------------------------

                    IRORI INCORPORATED
-----------------------------------------------------------------------------
                                                                              1
        By:        /s/ MICHAEL P. NOVA                           PRESIDENT
            -----------------------------------------------------------------
                SIGNATURE(S) OF DEBTOR(S)                         (TITLE)
                                                                              2
                         LEASE MANAGEMENT SERVICES, INC.
-----------------------------------------------------------------------------
                                                                              3
        By:        /s/ BARBARA B. KAISER
            -----------------------------------------------------------------
                SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)
                                                                              4
-----------------------------------------------------------------------------
                                 RETURN COPY TO
                                                                              5
                              P6-0000-141-6
ADDRESS                       LEASE MANAGEMENT SERVICES, INC.
                              2500 SAND HILL ROAD, SUITE 101                  6
                              MENLO PARK, CA  94025

                                                                              7
Filing Officer Debtors
STANDARD FORM -- FILING FEE        UNIFORM COMMERCIAL CODE -- FORM UCC.2      8
                       Approved by the Secretary of State
                                                                              9
-----------------------------------------------------------------------------------------------------------------------------------

10787-08                 This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-----------------------------------------------------------------------------------------------------------------------------------
1.   FILE NO. OF ORIG. FINANCING     1A.  DATE OF FILING OF ORIG.      1B.  DATE OF ORIG. FINANCING      1C.  PLACE OF FILING ORIG.
     STATEMENT                            FINANCING STATEMENT               STATEMENT                         FINANCING STATEMENT
              9534560778                        12/08/95                                                          SOS
-----------------------------------------------------------------------------------------------------------------------------------

2.   DEBTOR (LAST NAME FIRST)                                                                            2A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO.
     IRORI INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------

2B.  MAILING ADDRESS                                                   2C.  CITY, STATE                  2D.  ZIP CODE
     11025 NORTH TORREY PINES ROAD, #100                                    LA JOLLA, CA                        92037
-----------------------------------------------------------------------------------------------------------------------------------

3.   ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                        3A.  SOCIAL SECURITY OR
                                                                                                              FEDERAL TAX NO.
-----------------------------------------------------------------------------------------------------------------------------------

3B.  MAILING ADDRESS                                                   3C.  CITY,  STATE                      3D.  ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

4.   SECURED PARTY                                                                                       4A.  SOCIAL SECURITY NO.,
                                                                                                              FEDERAL TAX NO,.
                                                                                                              OR BANK TRANSIT AND
                                                                                                              A.B.A.  NO.
     NAME                    LEASE MANAGEMENT SERVICES, INC.
     MAILING ADDRESS         2500 SAND HILL ROAD, SUITE 101
     CITY                    MENLO PARK                 STATE  CA            ZIP CODE   94025                 94-2221046
-----------------------------------------------------------------------------------------------------------------------------------

5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                                  5A.  SOCIAL SECURITY NO.,
     NAME                                                                                                     FEDERAL TAX NO. OR
     MAILING ADDRESS                                                                                          BANK TRANSIT AND
       CITY                                               STATE                ZIP CODE                       A.B.A.  NO.

-----------------------------------------------------------------------------------------------------------------------------------

6A      [ ] CONTINUATION--The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [ ] and insert description of real property on which growing or to be grown in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 B      [ ] RELEASE--From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 C      [ ] ASSIGNMENT--The Secured Party certifies that the Secured Party has assigned to the Assignee above named, all the Secured
        Party's rights under the Financing Statement bearing the file number shown above in the collateral described in Item 7 below.
-----------------------------------------------------------------------------------------------------------------------------------

 D      [ ] TERMINATION--The Secured Party certifies that the Secured Party no longer claims a security interest under the Financing
        Statement bearing the file number shown above.
-----------------------------------------------------------------------------------------------------------------------------------

 E      [X] AMENDMENT--The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below.
        (Signature of Debtor required on all amendments.)
-----------------------------------------------------------------------------------------------------------------------------------

 F      [ ] OTHER
-----------------------------------------------------------------------------------------------------------------------------------
7.
        AMEND ORIGINAL FILING TO MORE SPECIFICALLY DESCRIBE A PORTION OF THE EQUIPMENT AND PERSONAL PROPERTY SET FORTH IN THE
        ORIGINAL FILING, NAMELY, THE EQUIPMENT AND PERSONAL PROPERTY FINANCED UNDER SCHEDULE NO. 08 OF EQUIPMENT FINANCING AGREEMENT
        NO. 10787, WHICH EQUIPMENT AND PERSONAL PROPERTY IS DESCRIBED ON THE ONE (1) PAGE EXHIBIT A-1 ATTACHED HERETO AND MADE A
        PART HEREOF. THIS AMENDMENT IS NOT IN LIMITATION OF THE ORIGINAL FILING, BUT SUPPLEMENTAL THERETO.
-----------------------------------------------------------------------------------------------------------------------------------
8.                                                                            C           9. This Space for Use of Filing Officer
                                                                              O                       (Date, Time, Filing Office)
                                                                              D
                                (Date)         12/20    1996                  E
                                       --------------------------------------

                    IRORI INCORPORATED
-----------------------------------------------------------------------------
                                                                              1
        By:        /s/ MICHAEL P. NOVA                           PRESIDENT
            -----------------------------------------------------------------
                SIGNATURE(S) OF DEBTOR(S)                         (TITLE)
                                                                              2
                         LEASE MANAGEMENT SERVICES, INC.
-----------------------------------------------------------------------------
                                                                              3
        By:        /s/ BARBARA B. KAISER
            -----------------------------------------------------------------
                SIGNATURE(S) OF SECURED PARTY(IES)                (TITLE)
                                                                              4
-----------------------------------------------------------------------------
                                 RETURN COPY TO
                                                                              5
                              P6-0000-141-6
ADDRESS                       LEASE MANAGEMENT SERVICES, INC.
                              2500 SAND HILL ROAD, SUITE 101                  6
                              MENLO PARK, CA  94025

                                                                              7
Filing Officer Debtors
STANDARD FORM -- FILING FEE     UNIFORM COMMERCIAL CODE -- FORM UCC.2

                                                                              8
                       Approved by the Secretary of State
                                                                              9
-----------------------------------------------------------------------------------------------------------------------------------

LEASE MANAGEMENT SERVICES, INC.
PREPARED FOR:                        IRORI,  INC.
SCHEDULE                                 10787-08
COMMENCE DATE:                          01-Dec-96       PV RENTAL     $48,249.85
PRINCIPAL:                             $48,249.85
IMPLICIT INTEREST RATE:                     8.65%
AMORTIZATION FACTOR:                   14.644813%
TERM:                                          43
ADV or ARR:                                     2
(1=ARR, 2=ADV)


                                            APPLIED TO     APPLIED TO         REMAINING
PYMT #    PRINCIPAL          PAYMENT         INTEREST      PRINCIPAL          PRINCIPAL
------    ---------          -------         --------      ---------          ---------
  1         $48,249.85        $1,326.00        $0.00        $1,326.00         $46,923.85
  2          46,923.85         1,326.00       572.66           753.34          46,170.51
  3          46,170.51         1,326.00       563.47           762.53          45,407.97
  4          45,407.97         1,326.00       554.16           771.84          44,636.13
  5          44,636.13         1,326.00       544.74           781.26          43,854.87
  6          43,854.87         1,326.00       535.21           790.79          43,064.08
  7          43,064.08         1,326.00       525.55           800.45          42,263.63
  8          42,263.63         1,326.00       515.79           810.21          41,453.42
  9          41,453.42         1,326.00       505.90           820.10          40,633.32
  10         40,633.32         1,326.00       495.89           830.11          39,803.21
  11         39,803.21         1,326.00       485.76           840.24          38,962.97
  12         38,962.87         1,326.00       475.50           850.50          38,112.47
  13         38,112.47         1,326.00       465.13           860.87          37,251.60
  14         37,251.60         1,326.00       454.62           871.38          36,380.21
  15         36,380.21         1,326.00       443.98           882.02          35,498.20
  16         35,498.20         1,326.00       433.22           892.78          34,605.42
  17         34,605.42         1,326.00       422.32           903.68          33,701.74
  18         33,701.74         1,326.00       411.30           914.70          32,787.04
  19         32,787.04         1,326.00       400.13           925.87          31,861.17
  20         31,861.17         1,326.00       388.83           937.17          30,924.01
  21         30,924.01         1,326.00       377.40           948.50          29,975.40
  22         29,975.40         1,326.00       365.82           960.18          29,015.23
  23         29,015.23         1,326.00       354.10           971.90          28,043.33
  24         28,043.33         1,326.00       342.24           983.76          27,059.57
  25         27,059.57         1,326.00       330.24           995.76          26,063.80
  26         26,063.80         1,326.00       318.08         1,007.92          25,055.89
  27         25,055.89         1,326.00       305.78         1,020.22          24,035.67
  28         24,035.67         1,326.00       293.33         1,032.67          23,003.00
  29         23,003.00         1,326.00       280.73         1,045.27          21,957.73
  30         21,957.73         1,326.00       267.97         1,058.03          20,899.70
  31         20,899.70         1,326.00       255.06         1,070.94          19,828.76
  32         19,828.76         1,326.00       241.99         1,084.01          18,744.75
  33         18,744.75         1,326.00       228.76         1,097.24          17,647.51
  34         17,647.51         1,326.00       215.37         1,110.63          16,536.88
  35         16,536.88         1,326.00       201.82         1,124.18          15,412.70
  36         15,412.70         1,326.00       188.10         1,137.90          14,274.80
  37         14,274.60         1,326.00       174.21         1,151.79          13,123.01
  38         13,123.01         1,326.00       160.15         1,165.85          11,957.16
  39         11,957.16         1,326.00       145.93         1,180.07          10,777.09
  40         10,777.09         1,326.00       131.52         1,194.48           9,582.61
  41          9,582.61         1,326.00       116.95         1,209.05           8,373.56
  42          8,373.56         1,326.00       102.19         1,223.81           7,149.75
  43          7,149.75         7,237.00        87.26         7,149.74               0.00
  44              0.00             0.00         0.00            (0.00)              0.00
  45              0.00             0.00         0.00            (0.00)              0.00
  46              0.00             0.00         0.00            (0.00)              0.00
  47              0.00             0.00         0.00            (0.00)              0.00
  48              0.00             0.00         0.00            (0.00)              0.00
  49              0.00             0.00         0.00            (0.00)              0.00

TOTAL INTEREST                             14,679.15
TOTAL PRINCIPAL                            48,249.85
                                           ---------
TOTAL RENTAL RECEIVABLE       62,929.00    62,929.00


The above amortization schedule has been prepared using standard amortization software. You may want to submit a copy of this schedule, along with the Lease documents, to your CPA firm so they can verify that your accounting records comply with generally accepted accounting principles.

LEASE MANAGEMENT SERVICES, INC.


                                 SCHEDULE 09 TO
                   EQUIPMENT FINANCING AGREEMENT NUMBER 10787
                                     BETWEEN
                          IRORI INCORPORATED, AS DEBTOR
                                       AND
                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY

ATTACHED TO AND MADE A PART OF EQUIPMENT FINANCING AGREEMENT NUMBER 10787, BY AND BETWEEN SECURED PARTY AND DEBTOR ("AGREEMENT") WHICH IS INCORPORATED HEREIN BY THIS REFERENCE. SECURED PARTY AND DEBTOR HEREBY ACKNOWLEDGE THAT THE ITEMS OF EQUIPMENT DESCRIBED IN THIS SCHEDULE ARE COVERED BY THE AGREEMENT AND THAT THE FOLLOWING IS A DESCRIPTION OF SAID ITEMS, THE ADVANCE AMOUNT ON ACCOUNT THEREOF, THE INSTALLMENT PAYMENTS APPLICABLE THERETO, THE EQUIPMENT LOCATION THEREOF, AND, IF SPECIFIED, CERTAIN FURTHER RELATED INFORMATION.


1. EQUIPMENT DESCRIPTION:       See Attached Exhibit "A"

2. PROCEEDS AMOUNT:             $38,059.55

3. INSTALLMENT PAYMENTS:        Except as otherwise provided in the Agreement or
                                in this Schedule, the undersigned Debtor promises to repay the Advance Amount, with interest as follows:

$1,047.00 per month due on the first day of each month for Forty-Two (42) consecutive months, beginning on March 1, 1997, followed by $5,709.00 on September 1, 2000.

4. EQUIPMENT LOCATION:          11025 North Torrey Pines Road, #100
                                La Jolla, CA 92037

5. OTHER PROVISIONS:            N/A

Dated: 3-24-97
      -----------------------------

DEBTOR:                                    SECURED PARTY:
IRORI INCORPORATED                         LEASE MANAGEMENT SERVICES, INC.

By:   /s/ MICHAEL NOVA                     By: /s/ BARBARA B. KAISER
      -----------------------------            -------------------------------
                                                  Barbara B.  Kaiser

Title: President & CEO                     Title:      EVP/General Manager
      -----------------------------              -----------------------------

                               IRORI INCORPORATED
                        EXHIBIT A-1 TO SCHEDULE 10787-09


   LMSI
   TAG #             VENDOR                INVOICE #  QTY DESCRIPTION                              SERIAL NUMBER           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
   31617      MicroImage??                  337327    1   500 Sheet Lower Tray for Laser Printer   DE11586713              295.00
------------------------------------------------------------------------------------------------------------------------------------
   31620      Technology Integration Group  329472    1   HP Vectra VL Series 4 5/100              SUS62455354           1,750.00
------------------------------------------------------------------------------------------------------------------------------------
   31619      Technology Integration Group  329472    1   HP 1024 LE/MM 15" Monitor                KR54213119              485.00
------------------------------------------------------------------------------------------------------------------------------------
              Technology Integration Group  343198    1   10/100VG PCI Lan Adapter-6pk             N/A                     790.00
6pk - 31625,31626,31627,31628,31629,31630
------------------------------------------------------------------------------------------------------------------------------------
   31616      Technology Integration Group  342913    1   Tektronix Phaser 350"B" Color Printer    B6C2732               4,895.00
------------------------------------------------------------------------------------------------------------------------------------
   31618      Technology Integration Group  325904    1   HP Vectra VL Series 4 5/100              SUS62556102           2,000.00
------------------------------------------------------------------------------------------------------------------------------------
   31631      Technology Integration Group  325904    1   HP 1024 LE/MM 15" Monitor                KR54920156              485.00
------------------------------------------------------------------------------------------------------------------------------------
   31632      Technology Integration Group  343841    1   32MB Upgrade for NEC Versa 4000 Series   N/A                     325.00
------------------------------------------------------------------------------------------------------------------------------------
   31622      Technology Integration Group  352164    1   17" SONY Multi Sync Monitor              S011076380B             690.00
------------------------------------------------------------------------------------------------------------------------------------
   31609      Networks 2000                  2163     1   Compaq Prosignia 300 5/150 Server        D641BHG20712          3,532.62
------------------------------------------------------------------------------------------------------------------------------------
   31610      Networks 2000                  2163     1   14" CTX Monitor                          280-62107107            249.00
------------------------------------------------------------------------------------------------------------------------------------
   31611      Networks 2000                  2163     1   APC Backup 450 VA UPS                    WB9645112935            200.00
------------------------------------------------------------------------------------------------------------------------------------
   31633      Networks 2000                  2171     1   Digital Hinote Ultra II-Laptop Computer  8R64801030            5,494.93
------------------------------------------------------------------------------------------------------------------------------------
   31621      Networks 2000                  2167     1   APCC 700 VA UPS                          WS9642023559            390.00
------------------------------------------------------------------------------------------------------------------------------------
31624,31623   Networks 2000                  2167     2   Compaq 4.3 Gig SCSI Hard Drive           N/A                   1,375.00
------------------------------------------------------------------------------------------------------------------------------------
   31612      Micron Electronics, Inc.      817146    1   Micron Computer ATO Model BOM            738091-0001           4,450.00
   31613                                                                 w/Monitor                 G6HDD5158
------------------------------------------------------------------------------------------------------------------------------------
   31615      Micron Electronics, Inc.      836526    1   Micron Computer ATO Model BOM            807814-0001           3,300.00
------------------------------------------------------------------------------------------------------------------------------------
   31614      Digital Dimensions, Inc.       7390     1   Viewsonic 21" Monitor                    0200 1000 4949 6208   2,060.00
------------------------------------------------------------------------------------------------------------------------------------
   31634      Networks 2000                  2181     1   CD-ROM Multimedia Kit for Laptop         N/A                     665.00
------------------------------------------------------------------------------------------------------------------------------------
   31607      Orion Research, Inc.         I-377089   1   290A Portable PH/ISE Meter               6832                    690.00
------------------------------------------------------------------------------------------------------------------------------------
   31606      VWR Scientific Products      15474110   1   Dataplate, KG Hot Plate/Stirrer          992961142736            666.00
------------------------------------------------------------------------------------------------------------------------------------
   31608      VWR Scientific Products      16097710   1   Dataplate, KG Hot Plate/Stirrer          992960258449            666.00
------------------------------------------------------------------------------------------------------------------------------------
   22305      San Diego Office Interiors   962061-IN  1   Improv Management Chair-W/Arms           N/A                     338.00
------------------------------------------------------------------------------------------------------------------------------------
   22302      San Diego Office Interiors   962061-IN  1   Improv Management Chair-W/Arms           N/A                     338.00
------------------------------------------------------------------------------------------------------------------------------------
   22299      San Diego Office Interiors   962061-IN  1   Improv Management Chair-W/Arms           N/A                     338.00
------------------------------------------------------------------------------------------------------------------------------------
   22298      San Diego Office Interiors   962061-IN  1   Improv Management Chair-W/Arms           N/A                     338.00
------------------------------------------------------------------------------------------------------------------------------------
   22307      San Diego Office Interiors   962061-IN  1   Improv Guest Chair W/ Sled Base          N/A                     209.00
------------------------------------------------------------------------------------------------------------------------------------
   22306      San Diego Office Interiors   962061-IN  1   Improv Guest Chair W/ Sled Base          N/A                     209.00
------------------------------------------------------------------------------------------------------------------------------------
   22304      San Diego Office Interiors   962061-IN  1   Improv Guest Chair W/ Sled Base          N/A                     209.00
------------------------------------------------------------------------------------------------------------------------------------
   22303      San Diego Office Interiors   962061-IN  1   Improv Guest Chair W/ Sled Base          N/A                     209.00
------------------------------------------------------------------------------------------------------------------------------------
   22300      San Diego Office Interiors   962061-IN  1   Improv Guest Chair W/ Sled Base          N/A                     209.00
------------------------------------------------------------------------------------------------------------------------------------
   22301      San Diego Office Interiors   962061-IN  1   Improv Guest Chair W/ Sled Base          N/A                     209.00
------------------------------------------------------------------------------------------------------------------------------------
                                                          Total for 10787-09 Lease Management                           38,059.55
------------------------------------------------------------------------------------------------------------------------------------

Leasehold Management Services
Schedule 01                        Monthly Interest Rate =        1.221%
Amortization schedule


                                                 INTEREST  PRINCIPAL    REMAINING     REMAINING
PAYMENT #   BORROWINGS    DATE       PAYMENT       PAID      PAID       PRINCIPAL     PAYMENTS
---------   ----------    ----       -------       ----      ----       ---------     --------
                                                                         47,191.91
   1       $47,191.91    10/1/95     1,297.00       -       1,297.00     45,894.91     60,256.00
   2                     11/1/95     1,297.00     560.24      736.76     45,158.15     58,959.00
   3                     12/1/95     1,297.00     551.24      745.76     44,412.39     57,662.00
   4                      1/1/96     1,297.00     542.14      754.86     43,657.53     56,365.00
   5                      2/1/96     1,297.00     532.93      764.07     42,893.46     55,068.00
   6                      3/1/96     1,297.00     523.60      773.40     42,120.06     53,771.00
   7                      4/1/96     1,297.00     514.16      782.84     41,337.21     52,474.00
   8                      5/1/96     1,297.00     504.60      792.40     40,544.82     51,177.00
   9                      6/1/96     1,297.00     494.93      802.07     39,742.75     49,880.00
  10                      7/1/96     1,297.00     485.14      811.86     38,930.88     48,583.00
  11                      8/1/96     1,297.00     475.23      821.77     38,109.11     47,286.00
  12                      9/1/96     1,297.00     465.20      831.80     37,277.31     45,989.00
  13                     10/1/96     1,297.00     455.04      841.96     36,435.35     44,692.00
  14                     11/1/96     1,297.00     444.77      852.23     35,583.12     43,395.00
  15                     12/1/96     1,297.00     434.36      862.64     34,720.48     42,098.00
  16                      1/1/97     1,297.00     423.83      873.17     33,847.31     40,801.00
  17                      2/1/97     1,297.00     413.17      883.83     32,963.48     39,504.00
  18                      3/1/97     1,297.00     402.38      894.62     32,068.87     38,207.00
  19                      4/1/97     1,297.00     391.46      905.54     31,163.33     36,910.00
  20                      5/1/97     1,297.00     380.41      916.59     30,246.74     35,613.00
  21                      6/1/97     1,297.00     369.22      927.78     29,318.96     34,316.00
  22                      7/1/97     1,297.00     357.90      939.10     28,379.86     33,019.00
  23                      8/1/97     1,297.00     346.43      950.57     27,429.29     31,722.00
  24                      9/1/97     1,297.00     334.83      962.17     26,467.12     30,425.00
  25                     10/1/97     1,297.00     323.08      973.92     25,493.20     29,128.00
  26                     11/1/97     1,297.00     311.19      985.81     24,507.39     27,831.00
  27                     12/1/97     1,297.00     299.16      997.84     23,509.56     26,534.00
  28                      1/1/98     1,297.00     286.98    1,010.02     22,499.54     25,237.00
  29                      2/1/98     1,297.00     274.65    1,022.35     21,477.19     23,940.00
  30                      3/1/98     1,297.00     262.17    1,034.83     20,442.36     22,643.00
  31                      4/1/98     1,297.00     249.54    1,047.46     19,394.90     21,346.00
  32                      5/1/98     1,297.00     236.75    1,060.25     18,334.65     20,049.00
  33                      6/1/98     1,297.00     223.81    1,073.19     17,261.46     18,752.00
  34                      7/1/98     1,297.00     210.71    1,086.29     16,175.17     17,455.00
  35                      8/1/98     1,297.00     197.45    1,099.55     15,075.62     16,158.00
  36                      9/1/98     1,297.00     184.03    1,112.97     13,962.65     14,861.00
  37                     10/1/98     1,297.00     170.44    1,126.56     12,836.09     13,564.00
  38                     11/1/98     1,297.00     156.69    1,140.31     11,695.78     12,267.00
  39                     12/1/98     1,297.00     142.77    1,154.23     10,541.55     10,970.00
  40                      1/1/99     1,297.00     128.68    1,168.32      9,373.23      9,673.00
  41                      2/1/99     1,297.00     114.42    1,182.58      8,190.65      8,376.00
  42                      3/1/99     1,297.00      99.98    1,197.02      6,993.63      7,079.00
  43                      4/1/99     7,079.00      85.37    6,993.63          0.00          -

Leasehold Management Services
Schedule 02                        Monthly Interest Rate =    1.220%
Amortization schedule


                                                                     PRINCIPAL     REMAINING     REMAINING
PAYMENT #    BORROWINGS      DATE       PAYMENT      INTEREST PAID      PAID       PRINCIPAL     PAYMENTS
---------    ----------      ----       -------      -------------      ----       ---------     --------
                                                                                   56,437.03
   1         $56,437.03     12/1/95     1,551.00            -         1,551.00     54,886.03     72,057.00
   2                         1/1/96     1,551.00          669.86        881.14     54,004.89     70,506.00
   3                         2/1/96     1,551.00          659.10        891.90     53,112.99     68,955.00
   4                         3/1/96     1,551.00          648.22        902.78     52,210.21     67,404.00
   5                         4/1/96     1,551.00          637.20        913.80     51,296.41     65,853.00
   6                         5/1/96     1,551.00          626.05        924.95     50,371.46     64,302.00
   7                         6/1/96     1,551.00          614.76        936.24     49,435.22     62,751.00
   8                         7/1/96     1,551.00          603.33        947.67     48,487.56     61,200.00
   9                         8/1/96     1,551.00          591.77        959.23     47,528.33     59,649.00
  10                         9/1/96     1,551.00          580.06        970.94     46,557.39     58,098.00
  11                        10/1/96     1,551.00          568.21        982.79     45,574.60     56,547.00
  12                        11/1/96     1,551.00          556.22        994.78     44,579.82     54,996.00
  13                        12/1/96     1,551.00          544.08      1,006.92     43,572.89     53,445.00
  14                         1/1/97     1,551.00          531.79      1,019.21     42,553.68     51,894.00
  15                         2/1/97     1,551.00          519.35      1,031.65     41,522.03     50,343.00
  16                         3/1/97     1,551.00          506.76      1,044.24     40,477.78     48,792.00
  17                         4/1/97     1,551.00          494.01      1,056.99     39,420.80     47,241.00
  18                         5/1/97     1,551.00          481.11      1,069.89     38,350.91     45,690.00
  19                         6/1/97     1,551.00          468.06      1,082.94     37,267.97     44,139.00
  20                         7/1/97     1,551.00          454.84      1,096.16     36,171.80     42,588.00
  21                         8/1/97     1,551.00          441.46      1,109.54     35,062.26     41,037.00
  22                         9/1/97     1,551.00          427.92      1,123.08     33,939.18     39,486.00
  23                        10/1/97     1,551.00          414.21      1,136.79     32,802.39     37,935.00
  24                        11/1/97     1,551.00          400.34      1,150.66     31,651.73     36,384.00
  25                        12/1/97     1,551.00          386.29      1,164.71     30,487.03     34,833.00
  26                         1/1/98     1,551.00          372.08      1,178.92     29,308.11     33,282.00
  27                         2/1/98     1,551.00          357.69      1,193.31     28,114.80     31,731.00
  28                         3/1/98     1,551.00          343.13      1,207.87     26,906.93     30,180.00
  29                         4/1/98     1,551.00          328.39      1,222.61     25,684.31     28,629.00
  30                         5/1/98     1,551.00          313.47      1,237.53     24,446.78     27,078.00
  31                         6/1/98     1,551.00          298.36      1,252.64     23,194.14     25,527.00
  32                         7/1/98     1,551.00          283.07      1,267.93     21,926.22     23,976.00
  33                         8/1/98     1,551.00          267.60      1,283.40     20,642.81     22,425.00
  34                         9/1/98     1,551.00          251.94      1,299.06     19,343.75     20,874.00
  35                        10/1/98     1,551.00          236.08      1,314.92     18,028.83     19,323.00
  36                        11/1/98     1,551.00          220.03      1,330.97     16,697.87     17,772.00
  37                        12/1/98     1,551.00          203.79      1,347.21     15,350.66     16,221.00
  38                         1/1/99     1,551.00          187.35      1,363.65     13,987.00     14,670.00
  39                         2/1/99     1,551.00          170.70      1,380.30     12,606.71     13,119.00
  40                         3/1/99     1,551.00          153.86      1,397.14     11,209.57     11,568.00
  41                         4/1/99     1,551.00          136.81      1,414.19      9,795.38     10,017.00
  42                         5/1/99     1,551.00          119.55      1,431.45      8,363.92      8,466.00
  43                         6/1/99     8,466.00          102.08      8,363.92          0.00          -

Leasehold Management Services
Schedule 03                    Monthly Interest Rate =       1.194%
Amortization schedule


                                                INTEREST    PRINCIPAL    REMAINING     REMAINING
PAYMENT #   BORROWINGS    DATE       PAYMENT      PAID        PAID       PRINCIPAL     PAYMENTS
---------   ----------    ----       -------    --------    ---------    ---------     ---------
                                                                        105,426.86
    1       $105,426.86   1/1/96     2,880.00        -      2,880.00    102,546.86    133,894.00
    2                     2/1/96     2,880.00    1,224.35   1,655.65    100,891.21    131,014.00
    3                     3/1/96     2,880.00    1,204.58   1,675.42     99,215.79    128,134.00
    4                     4/1/96     2,880.00    1,184.58   1,695.42     97,520.37    125,254.00
    5                     5/1/96     2,880.00    1,164.34   1,715.66     95,804.70    122,374.00
    6                     6/1/96     2,880.00    1,143.85   1,736.15     94,068.55    119,494.00
    7                     7/1/96     2,880.00    1,123.12   1,756.88     92,311.68    116,614.00
    8                     8/1/96     2,880.00    1,102.15   1,777.85     90,533.82    113,734.00
    9                     9/1/96     2,880.00    1,080.92   1,799.08     88,734.74    110,854.00
   10                    10/1/96     2,880.00    1,059.44   1,820.56     86,914.18    107,974.00
   11                    11/1/96     2,880.00    1,037.70   1,842.30     85,071.89    105,094.00
   12                    12/1/96     2,880.00    1,015.71   1,864.29     83,207.59    102,214.00
   13                     1/1/97     2,880.00      993.45   1,886.55     81,321.04     99,334.00
   14                     2/1/97     2,880.00      970.92   1,909.08     79,411.97     96,454.00
   15                     3/1/97     2,880.00      948.13   1,931.87     77,480.10     93,574.00
   16                     4/1/97     2,880.00      925.07   1,954.93     75,525.17     90,694.00
   17                     5/1/97     2,880.00      901.73   1,978.27     73,546.89     87,814.00
   18                     6/1/97     2,880.00      878.11   2,001.89     71,545.00     84,934.00
   19                     7/1/97     2,880.00      854.20   2,025.80     69,519.20     82,054.00
   20                     8/1/97     2,880.00      830.02   2,049.98     67,469.22     79,174.00
   21                     9/1/97     2,880.00      805.54   2,074.46     65,394.76     76,294.00
   22                    10/1/97     2,880.00      780.77   2,099.23     63,295.54     73,414.00
   23                    11/1/97     2,880.00      755.71   2,124.29     61,171.25     70,534.00
   24                    12/1/97     2,880.00      730.35   2,149.65     59,021.60     67,654.00
   25                     1/1/98     2,880.00      704.68   2,175.32     56,846.28     64,774.00
   26                     2/1/98     2,880.00      678.71   2,201.29     54,644.99     61,894.00
   27                     3/1/98     2,880.00      652.43   2,227.57     52,417.42     59,014.00
   28                     4/1/98     2,880.00      625.83   2,254.17     50,163.25     56,134.00
   29                     5/1/98     2,880.00      598.92   2,281.08     47,882.17     53,254.00
   30                     6/1/98     2,880.00      571.68   2,308.32     45,573.86     50,374.00
   31                     7/1/98     2,880.00      544.12   2,335.88     43,237.98     47,494.00
   32                     8/1/98     2,880.00      516.24   2,363.76     40,874.22     44,614.00
   33                     9/1/98     2,880.00      488.01   2,391.99     38,482.23     41,734.00
   34                    10/1/98     2,880.00      459.45   2,420.55     36,061.69     38,854.00
   35                    11/1/98     2,880.00      430.56   2,449.44     33,612.24     35,974.00
   36                    12/1/98     2,880.00      401.31   2,478.69     31,133.55     33,094.00
   37                     1/1/99     2,880.00      371.72   2,508.28     28,625.27     30,214.00
   38                     2/1/99     2,880.00      341.77   2,538.23     26,087.04     27,334.00
   39                     3/1/99     2,880.00      311.46   2,568.54     23,518.50     24,454.00
   40                     4/1/99     2,880.00      280.80   2,599.20     20,919.30     21,574.00
   41                     5/1/99     2,880.00      249.76   2,630.24     18,289.06     18,694.00
   42                     6/1/99     2,880.00      218.36   2,661.64     15,627.42     15,814.00
   43                     7/1/99    15,814.00      186.58  15,627.42          0.00          -

Leasehold Management Services
Schedule 04                     Monthly Interest Rate =        1.193%
Amortization schedule


                                              INTEREST   PRINCIPAL     REMAINING      REMAINING
PAYMENT #   BORROWINGS     DATE     PAYMENT     PAID       PAID        PRINCIPAL      PAYMENTS
---------   ----------     ----     -------     ----       ----        ---------      --------
                                                                      138,474.53
    1       $138,474.53    1/1/96   4,161.00       -     4,161.00     134,313.53     170,602.00
    2                      2/1/96   4,161.00   1,601.89  2,559.11     131,754.42     166,441.00
    3                      3/1/96   4,161.00   1,571.37  2,589.63     129,164.80     162,280.00
    4                      4/1/96   4,161.00   1,540.49  2,620.51     126,544.29     158,119.00
    5                      5/1/96   4,161.00   1,509.23  2,651.77     123,892.52     153,958.00
    6                      6/1/96   4,161.00   1,477.61  2,683.39     121,209.13     149,797.00
    7                      7/1/96   4,161.00   1,445.60  2,715.40     118,493.73     145,636.00
    8                      8/1/96   4,161.00   1,413.22  2,747.78     115,745.95     141,475.00
    9                      9/1/96   4,161.00   1,380.45  2,780.55     112,965.40     137,314.00
   10                     10/1/96   4,161.00   1,347.29  2,813.71     110,151.68     133,153.00
   11                     11/1/96   4,161.00   1,313.73  2,847.27     107,304.41     128,992.00
   12                     12/1/96   4,161.00   1,279.77  2,881.23     104,423.18     124,831.00
   13                      1/1/97   4,161.00   1,245.41  2,915.59     101,507.59     120,670.00
   14                      2/1/97   4,161.00   1,210.63  2,950.37      98,557.22     116,509.00
   15                      3/1/97   4,161.00   1,175.45  2,985.55      95,571.67     112,348.00
   16                      4/1/97   4,161.00   1,139.84  3,021.16      92,550.50     108,187.00
   17                      5/1/97   4,161.00   1,103.81  3,057.19      89,493.31     104,026.00
   18                      6/1/97   4,161.00   1,067.34  3,093.66      86,399.65      99,865.00
   19                      7/1/97   4,161.00   1,030.45  3,130.55      83,269.10      95,704.00
   20                      8/1/97   4,161.00     993.11  3,167.89      80,101.21      91,543.00
   21                      9/1/97   4,161.00     955.33  3,205.67      76,895.54      87,382.00
   22                     10/1/97   4,161.00     917.10  3,243.90      73,651.64      83,221.00
   23                     11/1/97   4,161.00     878.41  3,282.59      70,369.05      79,060.00
   24                     12/1/97   4,161.00     839.26  3,321.74      67,047.31      74,899.00
   25                      1/1/98   4,161.00     799.64  3,361.36      63,685.95      70,738.00
   26                      2/1/98   4,161.00     759.55  3,401.45      60,284.50      66,577.00
   27                      3/1/98   4,161.00     718.98  3,442.02      56,842.49      62,416.00
   28                      4/1/98   4,161.00     677.93  3,483.07      53,359.42      58,255.00
   29                      5/1/98   4,161.00     636.39  3,524.61      49,834.81      54,094.00
   30                      6/1/98   4,161.00     594.36  3,566.64      46,268.17      49,933.00
   31                      7/1/98   4,161.00     551.82  3,609.18      42,658.99      45,772.00
   32                      8/1/98   4,161.00     508.77  3,652.23      39,006.76      41,611.00
   33                      9/1/98   4,161.00     465.22  3,695.78      35,310.98      37,450.00
   34                     10/1/98   4,161.00     421.14  3,739.86      31,571.11      33,289.00
   35                     11/1/98   4,161.00     376.53  3,784.47      27,786.65      29,128.00
   36                     12/1/98   4,161.00     331.40  3,829.60      23,957.05      24,967.00
   37                      1/1/99   4,161.00     285.72  3,875.28      20,081.77      20,806.00
   38                      2/1/99   4,161.00     239.51  3,921.49      16,160.28      16,645.00
   39                      3/1/99   4,161.00     192.74  3,968.26      12,192.01      12,484.00
   40                      4/1/99   4,161.00     145.41  4,015.59       8,176.42       8,323.00
   41                      5/1/99   4,161.00      97.52  4,063.48       4,112.94       4,162.00
   42                      6/1/99   4,161.00      49.05  4,111.95           0.99           1.00
   43                      7/1/99       1.00       0.01      0.99           0.00

Leasehold Management Services
Schedule 05                     Monthly Interest Rate =  1.195%
Amortization schedule


                                                  INTEREST    PRINCIPAL    REMAINING     REMAINING
PAYMENT #    BORROWINGS     DATE         PAYMENT    PAID        PAID       PRINCIPAL     PAYMENTS
---------    ----------     ----         -------    ----        ----       ---------     --------
                                                                          27,156.20
     1       $27,156.20     3/1/96       742.00      -         742.00     26,414.20     34,495.00
     2                      4/1/96       742.00    315.61      426.39     25,987.81     33,753.00
     3                      5/1/96       742.00    310.51      431.49     25,556.32     33,011.00
     4                      6/1/96       742.00    305.36      436.64     25,119.68     32,269.00
     5                      7/1/96       742.00    300.14      441.86     24,677.82     31,527.00
     6                      8/1/96       742.00    294.86      447.14     24,230.68     30,785.00
     7                      9/1/96       742.00    289.52      452.48     23,778.20     30,043.00
     8                     10/1/96       742.00    284.11      457.89     23,320.32     29,301.00
     9                     11/1/96       742.00    278.64      463.36     22,856.96     28,559.00
    10                     12/1/96       742.00    273.11      468.89     22,388.06     27,817.00
    11                      1/1/97       742.00    267.50      474.50     21,913.57     27,075.00
    12                      2/1/97       742.00    261.83      480.17     21,433.40     26,333.00
    13                      3/1/97       742.00    256.10      485.90     20,947.49     25,591.00
    14                      4/1/97       742.00    250.29      491.71     20,455.78     24,849.00
    15                      5/1/97       742.00    244.41      497.59     19,958.20     24,107.00
    16                      6/1/97       742.00    238.47      503.53     19,454.67     23,365.00
    17                      7/1/97       742.00    232.45      509.55     18,945.12     22,623.00
    18                      8/1/97       742.00    226.36      515.64     18,429.49     21,881.00
    19                      9/1/97       742.00    220.20      521.80     17,907.69     21,139.00
    20                     10/1/97       742.00    213.97      528.03     17,379.66     20,397.00
    21                     11/1/97       742.00    207.66      534.34     16,845.32     19,655.00
    22                     12/1/97       742.00    201.28      540.72     16,304.60     18,913.00
    23                      1/1/98       742.00    194.81      547.19     15,757.41     18,171.00
    24                      2/1/98       742.00    188.28      553.72     15,203.69     17,429.00
    25                      3/1/98       742.00    181.66      560.34     14,643.35     16,687.00
    26                      4/1/98       742.00    174.97      567.03     14,076.31     15,945.00
    27                      5/1/98       742.00    168.19      573.81     13,502.50     15,203.00
    28                      6/1/98       742.00    161.33      580.67     12,921.84     14,461.00
    29                      7/1/98       742.00    154.40      587.60     12,334.23     13,719.00
    30                      8/1/98       742.00    147.37      594.63     11,739.61     12,977.00
    31                      9/1/98       742.00    140.27      601.73     11,137.88     12,235.00
    32                     10/1/98       742.00    133.08      608.92     10,528.96     11,493.00
    33                     11/1/98       742.00    125.80      616.20      9,912.76     10,751.00
    34                     12/1/98       742.00    118.44      623.56      9,289.20     10,009.00
    35                      1/1/99       742.00    110.99      631.01      8,658.20      9,267.00
    36                      2/1/99       742.00    103.45      638.55      8,019.65      8,525.00
    37                      3/1/99       742.00     95.82      646.18      7,373.47      7,783.00
    38                      4/1/99       742.00     88.10      653.90      6,719.57      7,041.00
    39                      5/1/99       742.00     80.29      661.71      6,057.86      6,299.00
    40                      6/1/99       742.00     72.38      669.62      5,388.24      5,557.00
    41                      7/1/99       742.00     64.38      677.62      4,710.62      4,815.00
    42                      8/1/99       742.00     56.28      685.72      4,024.91      4,073.00
    43                      9/1/99     4,073.00     48.09    4,024.91          0.00

Leasehold Management Services
Schedule 06                     Monthly Interest Rate =    1.242%
Amortization schedule


                                                 INTEREST       PRINCIPAL   REMAINING    REMAINING
PAYMENT #   BORROWINGS     DATE     PAYMENT         PAID           PAID      PRINCIPAL    PAYMENTS
---------   ----------     ----    ---------        ----           ----      ---------    --------
                                                                            84,264.82
    1       $84,264.82    8/1/96    2,327.00           -         2,327.00   81,937.82    108,047.00
    2                     9/1/96    2,327.00       1,017.58      1,309.42   80,628.40    105,720.00
    3                    10/1/96    2,327.00       1,001.31      1,325.69   79,302.71    103,393.00
    4                    11/1/96    2,327.00         984.85      1,342.15   77,960.56    101,066.00
    5                    12/1/96    2,327.00         968.18      1,358.82   76,601.74     98,739.00
    6                     1/1/97    2,327.00         951.31      1,375.69   75,226.05     96,412.00
    7                     2/1/97    2,327.00         934.22      1,392.78   73,833.27     94,085.00
    8                     3/1/97    2,327.00         916.93      1,410.07   72,423.20     91,758.00
    9                     4/1/97    2,327.00         899.41      1,427.59   70,995.61     89,431.00
   10                     5/1/97    2,327.00         881.69      1,445.31   69,550.30     87,104.00
   11                     6/1/97    2,327.00         863.74      1,463.26   68,087.04     84,777.00
   12                     7/1/97    2,327.00         845.56      1,481.44   66,605.60     82,450.00
   13                     8/1/97    2,327.00         827.17      1,499.83   65,105.77     80,123.00
   14                     9/1/97    2,327.00         808.54      1,518.46   63,587.31     77,796.00
   15                    10/1/97    2,327.00         789.68      1,537.32   62,049.99     75,469.00
   16                    11/1/97    2,327.00         770.59      1,556.41   60,493.58     73,142.00
   17                    12/1/97    2,327.00         751.26      1,575.74   58,917.84     70,815.00
   18                     1/1/98    2,327.00         731.69      1,595.31   57,322.54     68,488.00
   19                     2/1/98    2,327.00         711.88      1,615.12   55,707.42     66,161.00
   20                     3/1/98    2,327.00         691.82      1,635.18   54,072.24     63,834.00
   21                     4/1/98    2,327.00         671.52      1,655.48   52,416.76     61,507.00
   22                     5/1/98    2,327.00         650.96      1,676.04   50,740.72     59,180.00
   23                     6/1/98    2,327.00         630.14      1,696.86   49,043.86     56,853.00
   24                     7/1/98    2,327.00         609.07      1,717.93   47,325.93     54,526.00
   25                     8/1/98    2,327.00         587.73      1,739.27   45,586.66     52,199.00
   26                     9/1/98    2,327.00         566.14      1,760.86   43,825.80     49,872.00
   27                    10/1/98    2,327.00         544.27      1,782.73   42,043.06     47,545.00
   28                    11/1/98    2,327.00         522.13      1,804.87   40,238.19     45,218.00
   29                    12/1/98    2,327.00         499.71      1,827.29   38,410.90     42,891.00
   30                     1/1/99    2,327.00         477.02      1,849.98   36,560.92     40,564.00
   31                     2/1/99    2,327.00         454.05      1,872.95   34,687.97     38,237.00
   32                     3/1/99    2,327.00         430.79      1,896.21   32,791.76     35,910.00
   33                     4/1/99    2,327.00         407.24      1,919.76   30,871.99     33,583.00
   34                     5/1/99    2,327.00         383.40      1,943.60   28,928.39     31,256.00
   35                     6/1/99    2,327.00         359.26      1,967.74   26,960.65     28,929.00
   36                     7/1/99    2,327.00         334.82      1,992.18   24,968.47     26,602.00
   37                     8/1/99    2,327.00         310.08      2,016.92   22,951.55     24,275.00
   38                     9/1/99    2,327.00         285.03      2,041.97   20,909.58     21,948.00
   39                    10/1/99    2,327.00         259.67      2,067.33   18,842.25     19,621.00
   40                    11/1/99    2,327.00         234.00      2,093.00   16,749.25     17,294.00
   41                    12/1/99    2,327.00         208.01      2,118.99   14,630.26     14,967.00
   42                     1/1/00    2,327.00         181.69      2,145.31   12,484.95     12,640.00
   43                     2/1/00   12,640.00         155.05     12,484.95        0.00

Leasehold Management Services
Schedule 07                     Monthly Interest Rate =     1.238%
Amortization schedule


                                                 INTEREST    PRINCIPAL   REMAINING     REMAINING
PAYMENT #   BORROWINGS      DATE      PAYMENT      PAID        PAID      PRINCIPAL     PAYMENTS
---------   ----------      ----     ---------     ----        ----      ---------     --------
                                                                         85,416.00
    1       $85,416.00     10/1/96    2,357.00        -      2,357.00    83,059.00    109,449.00
    2                      11/1/96    2,357.00    1,028.68   1,328.32    81,730.68    107,092.00
    3                      12/1/96    2,357.00    1,012.23   1,344.77    80,385.91    104,735.00
    4                       1/1/97    2,357.00      995.58   1,361.42    79,024.49    102,378.00
    5                       2/1/97    2,357.00      978.72   1,378.28    77,646.21    100,021.00
    6                       3/1/97    2,357.00      961.65   1,395.35    76,250.85     97,664.00
    7                       4/1/97    2,357.00      944.36   1,412.64    74,838.21     95,307.00
    8                       5/1/97    2,357.00      926.87   1,430.13    73,408.08     92,950.00
    9                       6/1/97    2,357.00      909.16   1,447.84    71,960.24     90,593.00
   10                       7/1/97    2,357.00      891.22   1,465.78    70,494.46     88,236.00
   11                       8/1/97    2,357.00      873.07   1,483.93    69,010.53     85,879.00
   12                       9/1/97    2,357.00      854.69   1,502.31    67,508.23     83,522.00
   13                      10/1/97    2,357.00      836.09   1,520.91    65,987.31     81,165.00
   14                      11/1/97    2,357.00      817.25   1,539.75    64,447.56     78,808.00
   15                      12/1/97    2,357.00      798.18   1,558.82    62,888.75     76,451.00
   16                       1/1/98    2,357.00      778.87   1,578.13    61,310.62     74,094.00
   17                       2/1/98    2,357.00      759.33   1,597.67    59,712.95     71,737.00
   18                       3/1/98    2,357.00      739.54   1,617.46    58,095.49     69,380.00
   19                       4/1/98    2,357.00      719.51   1,637.49    56,458.00     67,023.00
   20                       5/1/98    2,357.00      699.23   1,657.77    54,800.23     64,666.00
   21                       6/1/98    2,357.00      678.70   1,678.30    53,121.93     62,309.00
   22                       7/1/98    2,357.00      657.91   1,699.09    51,422.84     59,952.00
   23                       8/1/98    2,357.00      636.87   1,720.13    49,702.71     57,595.00
   24                       9/1/98    2,357.00      615.57   1,741.43    47,961.28     55,238.00
   25                      10/1/98    2,357.00      594.00   1,763.00    46,198.28     52,881.00
   26                      11/1/98    2,357.00      572.16   1,784.84    44,413.44     50,524.00
   27                      12/1/98    2,357.00      550.06   1,806.94    42,606.50     48,167.00
   28                       1/1/99    2,357.00      527.68   1,829.32    40,777.18     45,810.00
   29                       2/1/99    2,357.00      505.02   1,851.98    38,925.21     43,453.00
   30                       3/1/99    2,357.00      482.09   1,874.91    37,050.29     41,096.00
   31                       4/1/99    2,357.00      458.87   1,898.13    35,152.16     38,739.00
   32                       5/1/99    2,357.00      435.36   1,921.64    33,230.52     36,382.00
   33                       6/1/99    2,357.00      411.56   1,945.44    31,285.08     34,025.00
   34                       7/1/99    2,357.00      387.46   1,969.54    29,315.54     31,668.00
   35                       8/1/99    2,357.00      363.07   1,993.93    27,321.61     29,311.00
   36                       9/1/99    2,357.00      338.38   2,018.62    25,302.99     26,954.00
   37                      10/1/99    2,357.00      313.38   2,043.62    23,259.37     24,597.00
   38                      11/1/99    2,357.00      288.07   2,068.93    21,190.43     22,240.00
   39                      12/1/99    2,357.00      262.44   2,094.56    19,095.87     19,883.00
   40                       1/1/00    2,357.00      236.50   2,120.50    16,975.38     17,526.00
   41                       2/1/00    2,357.00      210.24   2,146.76    14,828.62     15,169.00
   42                       3/1/00    2,357.00      183.65   2,173.35    12,655.27     12,812.00
   43                       4/1/00   12,812.00      156.73  12,655.27         0.00

Leasehold Management Services
Schedule 08                     Monthly Interest Rate =        1.220%
Amortization schedule


                                                 INTEREST   PRINCIPAL   REMAINING     REMAINING
PAYMENT #    BORROWINGS       DATE     PAYMENT     PAID       PAID      PRINCIPAL     PAYMENTS
---------    ----------       ----     -------     ----       ----      ---------     --------
                                                                        48,249.85
     1       $48,249.85     12/1/96    1,326.00      -      1,326.00    46,923.85     61,603.00
     2                       1/1/97    1,326.00    572.66     753.34    46,170.51     60,277.00
     3                       2/1/97    1,326.00    563.47     762.53    45,407.97     58,951.00
     4                       3/1/97    1,326.00    554.16     771.84    44,636.13     57,625.00
     5                       4/1/97    1,326.00    544.74     781.26    43,854.87     56,299.00
     6                       5/1/97    1,326.00    535.21     790.79    43,064.08     54,973.00
     7                       6/1/97    1,326.00    525.55     800.45    42,263.63     53,647.00
     8                       7/1/97    1,326.00    515.79     810.21    41,453.42     52,321.00
     9                       8/1/97    1,326.00    505.90     820.10    40,633.32     50,995.00
    10                       9/1/97    1,326.00    495.89     830.11    39,803.21     49,669.00
    11                      10/1/97    1,326.00    485.76     840.24    38,962.97     48,343.00
    12                      11/1/97    1,326.00    475.50     850.50    38,112.47     47,017.00
    13                      12/1/97    1,326.00    465.13     860.87    37,251.60     45,691.00
    14                       1/1/98    1,326.00    454.62     871.38    36,380.21     44,365.00
    15                       2/1/98    1,326.00    443.98     882.02    35,498.20     43,039.00
    16                       3/1/98    1,326.00    433.22     892.78    34,605.42     41,713.00
    17                       4/1/98    1,326.00    422.32     903.68    33,701.74     40,387.00
    18                       5/1/98    1,326.00    411.30     914.70    32,787.04     39,061.00
    19                       6/1/98    1,326.00    400.13     925.87    31,861.17     37,735.00
    20                       7/1/98    1,326.00    388.83     937.17    30,924.01     36,409.00
    21                       8/1/98    1,326.00    377.40     948.60    29,975.41     35,083.00
    22                       9/1/98    1,326.00    365.82     960.18    29,015.23     33,757.00
    23                      10/1/98    1,326.00    354.10     971.90    28,043.33     32,431.00
    24                      11/1/98    1,326.00    342.24     983.76    27,059.57     31,105.00
    25                      12/1/98    1,326.00    330.24     995.76    26,063.80     29,779.00
    26                       1/1/99    1,326.00    318.08   1,007.92    25,055.89     28,453.00
    27                       2/1/99    1,326.00    305.78   1,020.22    24,035.67     27,127.00
    28                       3/1/99    1,326.00    293.33   1,032.67    23,003.00     25,801.00
    29                       4/1/99    1,326.00    280.73   1,045.27    21,957.73     24,475.00
    30                       5/1/99    1,326.00    267.97   1,058.03    20,899.70     23,149.00
    31                       6/1/99    1,326.00    255.06   1,070.94    19,828.76     21,823.00
    32                       7/1/99    1,326.00    241.99   1,084.01    18,744.75     20,497.00
    33                       8/1/99    1,326.00    228.76   1,097.24    17,647.51     19,171.00
    34                       9/1/99    1,326.00    215.37   1,110.63    16,536.88     17,845.00
    35                      10/1/99    1,326.00    201.82   1,124.18    15,412.70     16,519.00
    36                      11/1/99    1,326.00    188.10   1,137.90    14,274.80     15,193.00
    37                      12/1/99    1,326.00    174.21   1,151.79    13,123.01     13,867.00
    38                       1/1/00    1,326.00    160.15   1,165.85    11,957.16     12,541.00
    39                       2/1/00    1,326.00    145.93   1,180.07    10,777.09     11,215.00
    40                       3/1/00    1,326.00    131.52   1,194.48     9,582.61       9889.00
    41                       4/1/00    1,326.00    116.95   1,209.05     8,373.56      8,563.00
    42                       5/1/00    1,326.00    102.19   1,223.81     7,149.75      7,237.00
    43                       6/1/00    7,237.00     87.26   7,149.74         0.00          -

Leasehold Management Services
Schedule 09                     Monthly Interest Rate =    1.225%
Amortization schedule


                                             INTEREST    PRINCIPAL     REMAINING    REMAINING
PAYMENT #   BORROWINGS    DATE     PAYMENT      PAID        PAID        PRINCIPAL    PAYMENTS
---------   ----------    ----     -------      ----        ----        ---------    --------
                                                                      38,059.55
    1       $38,059.55    3/1/97   1,047.00      -      1,047.00      37,012.55    48,636.00
    2                     4/1/97   1,047.00    453.36     593.64      36,418.91    47,589.00
    3                     5/1/97   1,047.00    446.08     600.92      35,817.99    46,542.00
    4                     6/1/97   1,047.00    438.72     608.28      35,209.72    45,495.00
    5                     7/1/97   1,047.00    431.27     615.73      34,593.99    44,448.00
    6                     8/1/97   1,047.00    423.73     623.27      33,970.72    43,401.00
    7                     9/1/97   1,047.00    416.10     630.90      33,339.82    42,354.00
    8                    10/1/97   1,047.00    408.37     638.63      32,701.19    41,307.00
    9                    11/1/97   1,047.00    400.55     646.45      32,054.74    40,260.00
   10                    12/1/97   1,047.00    392.63     654.37      31,400.37    39,213.00
   11                     1/1/98   1,047.00    384.61     662.39      30,737.98    38,166.00
   12                     2/1/98   1,047.00    376.50     670.50      30,067.48    37,119.00
   13                     3/1/98   1,047.00    368.29     678.71      29,388.77    36,072.00
   14                     4/1/98   1,047.00    359.97     687.03      28,701.74    35,025.00
   15                     5/1/98   1,047.00    351.56     695.44      28,006.30    33,978.00
   16                     6/1/98   1,047.00    343.04     703.96      27,302.34    32,931.00
   17                     7/1/98   1,047.00    334.42     712.58      26,589.76    31,884.00
   18                     8/1/98   1,047.00    325.69     721.31      25,868.45    30,837.00
   19                     9/1/98   1,047.00    316.86     730.14      25,138.31    29,790.00
   20                    10/1/98   1,047.00    307.91     739.09      24,399.22    28,743.00
   21                    11/1/98   1,047.00    298.86     748.14      23,651.08    27,696.00
   22                    12/1/98   1,047.00    289.70     757.30      22,893.78    26,649.00
   23                     1/1/99   1,047.00    280.42     766.58      22,127.20    25,602.00
   24                     2/1/99   1,047.00    271.03     775.97      21,351.22    24,555.00
   25                     3/1/99   1,047.00    261.53     785.47      20,565.75    23,508.00
   26                     4/1/99   1,047.00    251.90     795.10      19,770.65    22,461.00
   27                     5/1/99   1,047.00    242.17     804.83      18,965.82    21,414.00
   28                     6/1/99   1,047.00    232.31     814.69      18,151.13    20,367.00
   29                     7/1/99   1,047.00    222.33     824.67      17,326.45    19,320.00
   30                     8/1/99   1,047.00    212.23     834.77      16,491.68    18,273.00
   31                     9/1/99   1,047.00    202.00     845.00      15,646.68    17,226.00
   32                    10/1/99   1,047.00    191.65     855.35      14,791.33    16,179.00
   33                    11/1/99   1,047.00    181.17     865.83      13,925.51    15,132.00
   34                    12/1/99   1,047.00    170.57     876.43      13,049.08    14,085.00
   35                     1/1/00   1,047.00    159.83     887.17      12,161.91    13,038.00
   36                     2/1/00   1,047.00    148.97     898.03      11,263.88    11,991.00
   37                     3/1/00   1,047.00    137.97     909.03      10,354.85    10,944.00
   38                     4/1/00   1,047.00    126.83     920.17       9,434.68     9,897.00
   39                     5/1/00   1,047.00    115.56     931.44       8,503.25     8,850.00
   40                     6/1/00   1,047.00    104.15     942.85       7,560.40     7,803.00
   41                     7/1/00   1,047.00     92.61     954.39       6,606.00     6,756.00
   42                     8/1/00   1,047.00     80.92     966.08       5,639.92     5,709.00
   43                     9/1/00   5,709.00     69.08   5,639.92           0.00